As filed with the Securities and Exchange Commission
                                 on June 4, 1999
                       Registration No. 33-33144; 811-6030
                       -----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |_|

                       Post-Effective Amendment No. 27                 |X|

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|

                              Amendment No. 28                         |X|

                        (Check appropriate box or boxes)

                            ------------------------
                            THE CAPITOL MUTUAL FUNDS
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:

      Robert M. Kurucza, Esq.                         Carl Frischling, Esq.
      Marco E. Adelfio, Esq.                          Kramer, Levin, Naftalis
      Morrison & Foerster LLP                              & Frankel
      2000 Pennsylvania Ave., N.W., Suite 5500        919 Third Avenue
      Washington, D.C.  20006                         New York, New York  10022

It is proposed that this filing will become effective (check appropriate box):

|_| Immediately upon filing pursuant to Rule 485(b); or

|_| 60 days after filing pursuant to Rule 485(a), or

|X| 75 days after filing pursuant to paragraph (a)(2)

|_| on (date) pursuant to Rule 485(b), or

|_| on (date) pursuant to Rule 485(a)(1)

|_| on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

         The Registrant is filing this Post-Effective Amendment No. 27 to the Trust's Registration Statement for the purpose of registering five new shell funds and filing the Statement of Additional Information.

                            THE CAPITOL MUTUAL FUNDS
                      D/B/A NATIONS INSTITUTIONAL RESERVES
                              CROSS REFERENCE SHEET

Part A
Item No.                                                             Prospectus
--------                                                             ----------

1. Front and Back Cover Pages .............................. Front and Back Cover Pages


2. Risk/Return Summary: Investments, Risks
   and Performance.......................................... About this Prospectus

3. Risk/Return Summary: Fee Tables.......................... About the Funds; Financial
                                                             Highlights

4. Investment Objectives, Principal
   Investment Strategies, and Related Risks................. About the Funds; Other Important
                                                             Information

5. Management's Discussion of Fund
   Performance.............................................  About the Funds

6. Management, Organization, and
   Capital Structure.......................................  What's Inside; About the Funds;
                                                             How the Funds Are Managed;
                                                             About your Investment

7. Shareholder Information.................................. About the Funds; About your
                                                             Investment

8. Distribution Arrangements................................ Information for Investors


9. Financial Highlights Information......................... Financial Highlights; About the
                                                             Funds

Part B
Item No.
--------

10. Cover Page and Table of Contents........................ Cover Page and Table of Contents


11. Fund History............................................ Introduction

12. Description of the Fund and Its
    Investments and Risks....................................... Additional Information on Portfolio
                                                                 Investments

13. Management of the Funds..................................... Trustees And Officers; Investment
                                                                 Advisory, Administration, Custody Transfer Agency,
                                                                 Shareholder Servicing and Distribution Agreements

14. Control Persons and Principal
    Holders of Securities....................................... Not Applicable

15. Investment Advisory and Other Services...................... Investment Advisory,
                                                                 Administration, Custody, Transfer Agency, Shareholder
                                                                 Servicing And Distribution Agreements

16. Brokerage Allocation and Other Practices.................... Portfolio Transactions and
                                                                 Brokerage--General Brokerage Policy

17. Capital Stock and Other
    Securities.................................................. Description Of Shares;
                                                                 Investment Advisory, Administration, Custody, Transfer
                                                                 Custody, Transfer Agency, Shareholder Servicing And
                                                                 Distribution Agreements

18. Purchase, Redemption and Pricing
    of Shares................................................... Net Asset Value -- Purchases
                                                                 And Redemptions; Distributor

19. Taxation of the Fund........................................ Additional Information Concerning
                                                                 Taxes

20. Underwriters................................................ Investment Advisory,
                                                                 Administration Custody, Transfer Agency Shareholder
                                                                 Servicing And Distribution Agreements; Distributor


21. Calculation of Performance Data............................. Additional Information on
                                                                 Performance

22. Financial Statements........................................ Independent Accountant and
                                                                 Reports

Part C
Item No.                                                         Other Information
--------                                                         -----------------

                                                                 Information required to be included in
                                                                 Part C is set forth under the appropriate
                                                                 Item, so numbered, in Part C of this
                                                                 Document

(logo)

Prospectus
August 1, 1999

EQUITY FUNDS

Nations Marsico Focused Equities Fund

Nations Marsico Growth & Income Fund

INTERNATIONAL FUNDS

Nations International Value Fund
Nations International Equity Fund
Nations Emerging Markets Fund

o  Primary A Shares

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[box:]

NOT FDIC-INSURED   May lose value     No bank guarantee

NF-00000-8/99

About this prospectus

TERMS USED IN THIS PROSPECTUS

In this prospectus, WE, US and OUR refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in ITALICS where they first appear in a section and are described in TERMS USED IN THIS PROSPECTUS.

You'll find TERMS USED IN THIS PROSPECTUS on page 0

This booklet, which is called a prospectus, tells you about some of Nations Funds equity and international funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

Each fund group has different objectives and strategies:
o equity funds invest primarily in EQUITIES SECURITIES of U.S. companies
o international funds invest primarily in equity securities of companies in countries around the world

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

FOR MORE INFORMATION
You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes detailed information about each Fund's investments, policies, performance and management, among other things. The SAI is legally considered to be part of this prospectus because it's incorporated by reference. Turn to the back cover to find out how you can get a copy of the SAI.

CHOOSING THE RIGHT FUNDS FOR YOU
The equity and international funds all focus on long-term growth. They may be suitable for you if:
o you're investing for longer-term investment goals
o they form part of a balanced portfolio.
o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time.

They may not be suitable for you if:
o you are not prepared or are unable to bear the risks associated with equity securities, including foreign securities
o you have short-term investment goals
o you are looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 0.

If you have any questions about the Funds, please call us at 1-800-765-2668 or contact your financial adviser.

What's inside


About the Funds

BANC OF AMERICA ADVISORS, INC.
Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

You'll find more about BAAI
and the sub-advisers starting
on page 0.


EQUITY FUNDS

Nations Marsico Focused Equities Fund..................................00
Sub-adviser: Marsico Capital Management, LLC

Nations Marsico Growth & Income Fund...................................00
Sub-adviser: Marsico Capital Management, LLC

INTERNATIONAL FUNDS

Nations International Value Fund.......................................00
Sub-adviser: Brandes Investment Partners, L.P.

Nations International Equity Fund......................................00
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset Management (N.A.), Inc., Putnam Investment Management, Inc.

Nations Emerging Markets Fund..........................................00
Sub-adviser: Gartmore Global Partners

OTHER IMPORTANT INFORMATION............................................00

HOW THE FUNDS ARE MANAGED..............................................00


The equity funds focus on long-term growth by investing primarily in EQUITY SECURITIES.

The international funds focus on long-term growth by investing primarily in equity securities of companies in countries around the world.


About your investment

INFORMATION FOR INVESTORS..............................................00
     Buying, selling and exchanging shares.............................00
     Distributions and taxes...........................................00

FINANCIAL HIGHLIGHTS...................................................00

TERMS USED IN THIS PROSPECTUS..........................................00

WHERE TO FIND MORE INFORMATION.................................back cover

About the equity funds

ABOUT THE SUB-ADVISER
The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. Feeder funds invest all of their assets in another fund, which is called a "master fund" or "master portfolio."

BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

You'll find more about Marsico Capital and Mr. Marsico on page 0.


NATIONS MARSICO FOCUSED EQUITIES FUND

INVESTMENT OBJECTIVE
This Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in COMMON STOCKS of large companies. The Master Portfolio, which is NON-DIVERSIFIED, generally holds a core position of 20 to 30 of common stocks.

The Master Portfolio may invest up to 25% of its assets in FOREIGN securities. It may also up to 10% of its assets in other kinds of securities, which are described in the SAI.


WHAT IS A FOCUSED FUND?
A focused fund concentrates its investments in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

Because a focused fund holds fewer investments than other kinds of funds, this Fund can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

You'll find more about other risks of investing in this Fund on page 0 and in the SAI.



Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

o Products, markets or technologies in flux that can result in extraordinary growth

o Strong brand franchises that can take advantage of a changing global environment

o Global reach that can allow the Master Portfolio to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Master Portfolio reduce risk.

o They are moving with, not against, the major social, economic and cultural shifts taking place in the world

Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.

RISKS AND OTHER THINGS TO CONSIDER
Nations Marsico Focused Equities Fund has the following general risks:

o INVESTMENT STRATEGY RISK - This Master Portfolio is considered to be "non-diversified" because it may hold fewer securities than other kinds of equity funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. There also is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.

o FOREIGN INVESTMENT RISK - Although the Master Portfolio may only invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

  The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.

A LOOK AT THE FUND'S PERFORMANCE

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


The bar chart shows you the performance of the Fund's Primary A Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.


YEAR BY YEAR TOTAL RETURN (%)

[bar chart here]

Best and worst quarterly returns during this period:
Best: 0 quarter 1900:      0%
Worst: 0 quarter 1900:     0%


For information about the performance of other equity funds managed by Thomas Marsico, see HOW THE FUNDS ARE MANAGED.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                    1 year         5 years         10 years
Primary A Shares                     0.00%           0.00%           0.00%
S&P 500                              0.00%           0.00%           0.00%

The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.



There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.


WHAT IT COSTS TO INVEST IN THE FUND
                                                                Primary A
                                                                  Shares
FEES YOU PAY DIRECTLY
Maximum sales charge (load) when you buy your shares               none
Maximum deferred sales charge (load) when you sell your shares     none

ONGOING FEES AND EXPENSES DEDUCTED FROM THE  FUND'S ASSETS
(THE FUND'S OPERATING EXPENSES)(1)
Management fees                                                   0.00%
Other expenses                                                    0.00%
Total annual fund operating expenses                              0.00%
Fee waivers and/or reimbursements                                 0.00%
Total net expenses(2)                                             0.00%

(1) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.
(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

EXAMPLE

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:
o you invest $10,000 in Primary A Shares of the Fund
o your investment has a 5% return each year
o the Fund's operating expenses remain the same as shown in the table above.


This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


If you sold all your shares at the end of the period, your costs would be:

                      1 year     3 years    5 years       10 years
Primary A Shares       $000        $000       $000          $000

NATIONS MARSICO GROWTH & INCOME FUND

INVESTMENT OBJECTIVE
This Fund seeks long-term growth of capital with a limited emphasis on income.


ABOUT THE SUB-ADVISER
The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. Feeder funds invest all of their assets in another fund, which is called a "master fund" or "master portfolio."

BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

You'll find more about Marsico Capital and Mr. Marsico on page 0.



PRINCIPAL INVESTMENT STRATEGIES
The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests up to 75% of its assets in EQUITY SECURITIES that are believed to have significant growth potential and at least 25% of its assets in equity and FIXED INCOME SECURITIES that are believed to have income potential. The Master Portfolio generally holds 35 to 50 securities and emphasizes large-capitalization COMMON STOCKS.

Marsico Capital may shift assets between growth and income securities based on its analysis of market, financial and economic conditions. It will emphasize growth securities if it believes they will provide better returns than the yields available or expected on income-producing securities. If Marsico Capital believes it appropriate to do so, it may also reduce investments in growth securities to 25% of the Master Portfolio's assets.



WHY INVEST IN A GROWTH AND INCOME FUND?

Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provides the fund with the flexibility to shift among securities that offer the potential for higher returns.

While this Fund invests in a wide range of companies and industries, it holds fewer securities than other kinds of funds. This means it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs Since income is a part of the Master Portfolio's investment objective, well, or relatively lower Marsico Capital may consider a company's anticipated dividends when returns when an investment performs poorly.



Since income is a part of the Master Portfolio's investment objective, Marsico Capital may consider a company's anticipated dividends when selecting equity securities. The Master Portfolio is not, however, designed to produce a consistent level of income. It may also find opportunities for capital growth from fixed income securities because of expected changes in interest rates, credit rating, currency exchange rates or other factors.

The Master Portfolio may hold up to 25% of its assets in FOREIGN SECURITIES. It may also invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:
o Products, markets or technologies in flux that can result in extraordinary growth

o Strong brand franchises that can take advantage of a changing global environment
o Global reach that can allow the Master Portfolio to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Master Portfolio reduce risk.
o They are moving with, not against, the major social, economic and cultural shifts taking place in the world

Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.


You'll find more about other risks of investing in this Fund on page 0 and in the SAI.


RISKS AND OTHER THINGS TO CONSIDER
Nations Marsico Growth & Income Fund has the following general risks:

o INVESTMENT STRATEGY RISK - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.
o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.
o INTEREST RATE RISK - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

o FOREIGN INVESTMENT RISK - Although the Master Portfolio may only invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

  The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.

A LOOK AT THE FUND'S PERFORMANCE

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


The bar chart shows you the performance of the Fund's Primary A Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.


YEAR BY YEAR TOTAL RETURN (%)

[bar chart here]

Best and worst quarterly returns during this period:
Best: 0 quarter 1900:      0%
Worst: 0 quarter 1900:     0%



For information about the performance of other equity funds managed by Thomas Marsico, see HOW THE FUNDS ARE MANAGED.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                  1 year         5 years         10 years
Primary A Shares                   0.00%          0.00%            0.00%
S&P 500                            0.00%          0.00%            0.00%

The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.


WHAT IT COSTS TO INVEST IN THE FUND
                                                               Primary A
                                                                Shares
FEES YOU PAY DIRECTLY
Maximum sales charge (load) when you buy your shares             none
Maximum deferred sales charge (load) when you sell your shares   none

ONGOING FEES AND EXPENSES DEDUCTED FROM THE
FUND'S ASSETS (THE FUND'S OPERATING EXPENSES)(1)
Management fees                                                  0.00%
Other expenses                                                   0.00%
Total annual fund operating expenses                             0.00%
Fee waivers and/or reimbursements                                0.00%
Total net expenses(2)                                            0.00%

(1) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.
(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

EXAMPLE
This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:
o you invest $10,000 in Primary A Shares of the Fund
o your investment has a 5% return each year
o the Fund's operating expenses remain the same as shown in the table above.


This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


If you sold all your shares at the end of the period, your costs would be:

                       1 year     3 years    5 years       10 years
Primary A Shares       $000        $000       $000          $000

About the international funds


NATIONS INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers, including emerging markets countries.


ABOUT THE SUB-ADVISER Brandes Investment Partners, L.P. (Brandes) is this Fund's sub-adviser. Brandes' [Large Cap Investment Committee] makes the day-to-day investment decisions for the Fund.

You'll find more about Brandes on page 0.


PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Fund typically invests in at least three countries other than the United States at any one time.

Securities the Fund invests in are principally COMMON STOCKS, PREFERRED STOCKS, CONVERTIBLE SECURITIES, shares of closed-end investment companies, and DEPOSITARY RECEIPTS.


WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, SECURITY ANALYSIS, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term--or intrinsic-- value of a company based on measurable data.

The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the Fund looks for the potential for growth over the business cycle.



It may also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its true long-term--or intrinsic --value.

The team uses FUNDAMENTAL ANALYSIS to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

LIMITS ON INVESTMENTS To help manage risk, the Fund puts limits on its investments. These limits apply at the time an investment is made:

o The Fund will normally invest no more than 5% of its assets in a single security.
o It may not invest more than:
  o 20% of its assets in a single country or industry, or, if higher,
  o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).
o It generally may not invest more than 20% of its assets in emerging markets or developing countries.


You'll find more about other risks of investing in this Fund on page 0 and in the SAI.


RISKS AND OTHER THINGS TO CONSIDER
Nations International Value Fund has the following general risks:
o INVESTMENT STRATEGY RISK - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.
o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.
o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.
o FUTURES RISK - This Fund may use FUTURES CONTRACTs to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Fund's volatility.

MASTER/FEEDER OPTION: The Trustees of Nations Institutional Reserves may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. This master-feeder option is similar to that structure described for the Nations International Equity Fund, the Marsico Funds, and their respective Master Portfolios. See "Investing in the Master Portfolio" in the disclosure for those Funds.

In August 1999, the shareholders of the predecessor portfolio of Nations International Value Fund of Nations Fund, Inc. voted to vest this authority to make such investment decision in the sole discretion of the Trustees of Nations Institutional Reserves, and such investment may be made without further approval of the shareholders of the Fund.

Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. This investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees of Nations Institutional Reserves would not approve an arangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

A LOOK AT THE FUND'S PERFORMANCE

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


The bar chart shows you the performance of the Fund's Primary A Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.


YEAR BY YEAR TOTAL RETURN (%)
[bar chart here]

Best and worst quarterly returns during this period:
Best: 0 quarter 1900:      0%
Worst: 0 quarter 1900:     0%

For information about the performance of other international funds managed by Brandes, see HOW THE FUNDS ARE MANAGED.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                   1 year   5 years   10 years
Primary A Shares                    0.00%     0.00%     0.00%
MSCI EAFE Index                     0.00%     0.00%     0.00%


The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.



There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.


WHAT IT COSTS TO INVEST IN THE FUND
                                                                Primary A
                                                                  Shares
FEES YOU PAY DIRECTLY
Maximum sales charge (load) when you buy your shares               none
Maximum deferred sales charge (load) when you sell your shares     none

ONGOING FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(THE FUND'S OPERATING EXPENSES)
Management fees                                                    0.00%
Other expenses                                                     0.00%
Total annual fund operating expenses                               0.00%
Fee waivers and/or reimbursements                                  0.00%
Total net expenses1                                                0.00%

(1) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

EXAMPLE

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:
o you invest $10,000 in Primary A Shares of the Fund
o your investment has a 5% return each year
o the Fund's operating expenses remain the same as shown in the table above.


This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


If you sold all your shares at the end of the period, your costs would be:

                      1 year     3 years    5 years       10 years
Primary A Shares       $000       $000       $000           $000

NATIONS INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth by investing primarily in EQUITY SECURITIES of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


ABOUT THE SUB-ADVISER The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. Feeder funds invest all of their assets in another fund, which is called a "master fund" or "master portfolio."

BAAI is the Master Portfolio's investment adviser.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The portfolio managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.


The Master Portfolio is a "multiple manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (Invesco) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Portfolio. Five portfolio managers from Gartmore, Invesco's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Portfolio.

You'll find more about Gartmore, Invesco and Putnam on page .

WHY INVEST IN AN INTERNATIONAL EQUITY FUND?

International equity funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the U.S.

Investing internationally can also help reduce the risks associated with a portfolio of purely domestic investments, because foreign economies can have different market cycles, and are affected by different factors than the U.S. economy. However, investing internationally also involves special risks not associated with investing in the U.S. stock market.

Securities the Master Portfolio invests in are principally COMMON STOCKS, but the Master Portfolio may also invest in equity interests in foreign investment funds or trusts, real estate investment trust securities and DEPOSITARY RECEIPTS.

The Master Portfolio may invest up to 35% of its assets in CONVERTIBLE SECURITIES, PREFERRED STOCKS, bonds, notes, and other FIXED INCOME securities, including Eurodollar and foreign government securities. It also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

The Master Portfolio is a "multiple manager" fund. It has three portfolio managers, and each is responsible for managing approximately one-third of the Portfolio's assets. The managers all have different, but complementary, investment styles:




         o Gartmore combines "top down," regional allocation with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect

         o Invesco uses a "bottom up" approach, focusing exclusively on stock selection, and looking for long-term growth

         o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom up" stock selection with "top down" country allocation

This strategy is based on the belief that having multiple managers may result in better performance and more stable returns over time.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

You'll find more about other risks of investing in this Fund on page and in the SAI.

RISKS AND OTHER THINGS TO CONSIDER

Nations International Equity Fund has the following general risks:

         o INVESTMENT STRATEGY RISK - The portfolio managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high expected, or will fall. There is also a risk that the Master Portfolio's multiple manager strategy may not result in better performance or more stable returns.

         o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

         o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.

         o FUTURES RISK - The Master Portfolio may use FUTURES CONTRACTS to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Master Portfolio's volatility.

         o INTEREST RATE RISK - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest and repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

         o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.

A LOOK AT THE FUND'S PERFORMANCE

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR BY YEAR TOTAL RETURN (%)

[bar chart here]

The bar chart shows you the performance of the Fund's Primary A Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.


Best and worst quarterly returns during this period:
Best:   quarter 19  :       %
Worst:   quarter 19  :      %

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                           1 year   5 years   10 years
Primary A Shares               %        %         %
MSCI EAFE Index                %        %         %

The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.



WHAT IT COSTS TO INVEST IN THE FUND
                                                                      Primary A
                                                                       Shares

FEES YOU PAY DIRECTLY

Maximum sales charge (load) when you buy your shares                    none

Maximum deferred sales charge (load) when you sell your shares          none



Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

ONGOING FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS (THE FUND'S OPERATING EXPENSES)(1)

Management fees                                                         0.00%
Other expenses                                                          0.00%
Total annual fund operating expenses                                    0.00%
Fee waivers and/or reimbursements                                       0.00%
Total net expenses(2)                                                   0.00%


(1) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


EXAMPLE

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

         o    you invest $10,000 in Primary A Shares of the Fund
         o    your investment has a 5% return each year
         o the Fund's operating expenses remain the same as shown in the table above.

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

    If you sold all your shares at the end of the period, your costs would be:

                          1 year     3 years    5 years       10 years
    Primary A Shares      $          $          $             $

NATIONS EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

This Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

ABOUT THE SUB-ADVISER

Gartmore is this Fund's sub-adviser. Philip Ehrmann, the head of the Gartmore Emerging Markets team, makes the day-to-day investment decisions for the Fund.

You'll find more about Gartmore on page  .

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

WHAT'S AN EMERGING MARKET?

This Fund considers a country to be an emerging market if:

         o the International Finance Corporation has defined it as an emerging market

         o it has a low-to-middle income economy according to the World Bank, or

         o    it's listed as developing in World Bank publications.


There are over 25 countries that currently meet these criteria, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

You'll find more about other risks of investing in this Fund on page   and in
the SAI.

The Fund normally invests in COMMON STOCKS, PREFERRED STOCKS, CONVERTIBLE SECURITIES, equity interests in foreign investment funds or trusts, and DEPOSITARY RECEIPTS. The Fund may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.



The portfolio manager looks for emerging markets that have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.


The manager starts with approximately 800 companies in the most promising markets, and

         o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

         o may visit companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

         o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

RISKS AND OTHER THINGS TO CONSIDER

Nations Emerging Markets Fund has the following general risks:

         o INVESTMENT STRATEGY RISK - The manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the manager expects, or will fall.

         o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

         o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

         o FUTURES RISK - This Fund may use FUTURES CONTRACTS to convert risks of investing in this currencies and to hedge against changes in foreign currency exchange Fund on page o and in the rates. There is always a risk that this could result in losses, reduce SAI. returns, increase transaction costs and increase the Fund's volatility.

MASTER/FEEDER OPTION: The Trustees of Nations Institutional Reserves may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. This master-feeder option is similar to that structure described for the Nations International Equity Fund, the Marsico Funds, and their respective Master Portfolios. See "Investing in the Master Portfolio" in the disclosure for those Funds.

In August 1999, the shareholders of the predecessor portfolio of Nations Emerging Markets Fund of Nations Fund Portfolios, Inc. voted to vest this authority to make such investment decision in the sole discretion of the Trustees of Nations Institutional Reserves, and such investment may be made without further approval of the shareholders of the Fund.

Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. This investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees of Nations Institutional Reserves would not approve an arangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

A LOOK AT THE FUND'S PERFORMANCE

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

The bar chart shows you the performance of the Fund's Primary A Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.

YEAR BY YEAR TOTAL RETURN (%)

[bar chart here]

Best and worst quarterly returns during this period:
Best:   quarter 1900:       %
Worst:   quarter 1900:      %

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                            1 year   5 years   10 years
   Primary A Shares           0.00%    0.00%     0.00%
   MSCI EAFE Index            0.00%    0.00%     0.00%



The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.


Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

WHAT IT COSTS TO INVEST IN THE FUND

                                                                       Primary A
                                                                       Shares

FEES YOU PAY DIRECTLY
Maximum sales charge (load)
when you buy your shares                                                none
Maximum deferred sales charge (load)
when you sell your shares                                               none

ONGOING FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(THE FUND'S OPERATING EXPENSES)
Management fees                         0.00%
Other expenses                          0.00%
Total annual fund operating expenses    0.00%
Fee waivers and/or reimbursements       0.00%
Total net expenses1                     0.00%

(1)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. There is no Fund after deducting waivers guarantee that these waivers and/or reimbursements will continue after this date.

EXAMPLE

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

         o    you invest $10,000 in Primary A Shares of the Fund

         o    your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above.

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

If you sold all of your shares at the end of the period, your costs would be:

                          1 year     3 years    5 years       10 years
    Primary A Shares      $000       $000       $000          $000

Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page . The following are some other risks and information you should consider before you invest:

         o YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOt INSURED OR GUARANTEED BY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

         o AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEy PROVIDE TO THE FUNDS.

         o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

         o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information.

         o FOREIGN INVESTMENT RISK - Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund can invest up to 25% of their assets in foreign securities. The international funds can invest all of their assets in foreign securities. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from a lack of LIQUIDITY; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

              Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Pacific

              Basin and the Far East, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

         o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

         o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its securities in a year may have higher brokerage costs than a Fund that is trading less frequently. This may also result in larger distributions of CAPITAL GAINS to shareholders. All of the Funds generally buy securities for capital appreciation, investment income, or both, and do not engage in short-term trading. You'll find the portfolio turnover rate for each Fund in the FINANCIAL HIGHLIGHTS.

         o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

              All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

              A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of many foreign issuers, governments or other entities may not be ready for the year 2000.

How the Funds are managed

BANC OF AMERICA ADVISORS, INC.
One Bank of America Plaza
Charlotte, North Carolina
28255


INVESTMENT ADVISER

BAAI is the investment adviser to the equity and international funds, as well as to over 60 other mutual fund portfolios in the Nations Funds Family.

BAAI is a registered investment adviser. It's a wholly owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to Nations Funds.

BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal period (April 1, 1998 to March 31, 1999), after waivers and reimbursements:

Annual investment advisory fee, as a % of average daily net assets

                                                  MAXIMUM      ACTUAL FEE PAID
                                                ADVISORY FEE   LAST FISCAL YEAR

     Nations Marsico Focused Equities Fund            0.00        0.00
     Nations Marsico Growth & Income Fund             0.00        0.00
     Nations Strategic Equity Fund                    0.00        0.00
     Nations International Value Fund                 0.00        0.00
     Nations International Equity Fund                0.00        0.00
     Nations Emerging Markets Fund                    0.00        0.00

INVESTMENT SUB-ADVISERS

Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of the Boards of Directors/Trustees of Nations Funds and BAAI.

MARSICO CAPITAL MANAGEMENT, LLC
1200 17th Street
Suite 1300
Denver, Colorado
80202

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has [$65] billion in assets under management.

Marsico Management Holdings, LLC, a wholly owned subsidiary of Bank of America, owns 50% of the equity of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

         o    Nations Marsico Focused Equities Master Portfolio
         o    Nations Marsico Growth & Income Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these Portfolios. Before forming the company, Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation. He has more than 20 years of experience as a securities analyst and portfolio manager.

PERFORMANCE OF OTHER EQUITY FUNDS MANAGED BY THOMAS MARSICO Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

The Janus Twenty Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                               Janus Twenty Fund     S&P 500
                               (%)                    (%)

one year                       48.21                 46.41
three years                    32.07                 30.63
five years                     20.02                 20.98
during the period of
Mr. Marsico's management
(January 31, 1988 to
August 7, 1997)                23.38                 18.20

This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Janus Growth and Income Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from is inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The S&P 500 is a broadly based index of 500 large U.S. companies. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                               Janus Growth
                               and Income
                               Fund                  S&P 500
                               (%)                    (%)

one year                       47.77                 46.41
three years                    31.13                 30.63
five years                     21.16                 20.98
during the period of
Mr. Marsico's management
(May 31, 1991 to
August 7, 1997)                21.19                 18.59

This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

BRANDES INVESTMENT PARTNERS, L.P.
12750 High Bluff Drive
San Diego, California
92130

BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 37 investment professionals who manage more than $20 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' [Large Cap Investment Committee] is responsible for making the day-to-day investment decisions for the Portfolio.

PERFORMANCE OF OTHER INTERNATIONAL EQUITY FUNDS AND ACCOUNTS MANAGED BY BRANDES Nations International Value Fund has been in operation since [ ], so it has a short performance history. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.

The Brandes composite has an investment objective, policies and strategies that are similar to Nations International Value Fund.

The table below shows the returns for the Brandes composite compared with the MSCI EAFE INDEX for the periods ending December 31, 1998. The MSCI EAFE Index is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                      Brandes             MSCI EAFE
                      Composite           Index
                      (%)                 (%)

one year              0.00                0.00
three years           0.00                0.00
five years            0.00                0.00
since inception
(0, 0 , 0)            0.00                0.00

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                      Brandes             MSCI EAFE
                      Composite           Index
                      (%)                 (%)

1998                      0.00                0.00
1997                     20.00                1.78
1996                     16.34                6.05
1995                     13.75               11.21
1994                     (2.98)               7.78
1993                     40.86               32.56
1992                      6.28              (12.17)
1991                     40.17               12.13

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Brandes composite includes Brandes International Equity Fund and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite don't reflect the returns of any particular account of Brandes.

GARTMORE GLOBAL PARTNERS
One Bank of America Plaza
Charlotte, North Carolina
28255

GARTMORE GLOBAL PARTNERS

Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $0 billion in assets.

Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio and is the investment sub-adviser to Nations Emerging Markets Fund.

Nations International Equity Master Portfolio is co-managed by five portfolio managers:

PHILIP EHRMANN has been responsible since June 1998 for the Master Portfolio's investments in developing countries. He has also been the principal portfolio manager for Nations Emerging Markets Fund since he joined Gartmore in 1995, and is head of the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Ehrmann was the director of emerging markets for Invesco in London. He began his career in 1981 as an institutional stock broker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

SEOK TEOH has been responsible since June 1998 for the Master Portfolio's investments in Asia. She has also been principal portfolio manager of Nations Pacific Growth Fund since it was formed in June 1995. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

MARK FAWCETT has been responsible since June 1998 for the Master Portfolio's investments in Japan. He is also senior investment manager for the Gartmore Japanese Equities Team and has specific responsibility for large stock research. Before joining Gartmore in 1991, he worked on the Far East desk of Provident Mutual managing funds invested in Japan. He graduated from Oxford University in 1986 with an honors degree in Mathematics and Philosophy.

STEPHEN JONES has been responsible for the Master Portfolio's investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

STEPHEN WATSON has been responsible since June 1998 for allocating the Master Portfolio's assets among the various regions in which it invests, and for determining the Master Portfolio's investments in regions not covered by the other portfolio managers. He was the Master Portfolio's sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

Nations Emerging Markets Fund is managed by PHILIP EHRMANN, the head of Gartmore Emerging Markets Team. He has managed the Fund since 1995. He also co-manages Nations International Equity Master Portfolio.

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.
1315 Peachtree Street, N.E.
Atlanta, Georgia
30309

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.

Invesco is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.



Invesco is one of three investment sub-advisers to Nations International Equity Master Portfolio. Invesco's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.


PUTNAM INVESTMENT MANAGEMENT, INC.
One Post Office Square
Boston, Massachusetts
02109

PUTNAM INVESTMENT MANAGEMENT, INC.

Putnam is a wholly owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

STEPHENS INC.
111 Center Street
Little Rock, Arkansas
72201

FIRST DATA INVESTOR SERVICES GROUP, INC.
One Exchange Place
Boston, Massachusetts
02109

OTHER SERVICE PROVIDERS

The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay service fees or commissions to companies that assist investors in buying shares of the Funds.

BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out of pocket expenses. The fee is paid monthly, and is calculated as an annual percentage of the average daily net assets of the Funds, as follows:

Domestic equity funds              0.23%
International funds                0.22%

First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment

Buying, selling and exchanging shares

Financial institutions and intermediaries may have different limits, charge other fees, or have different policies for buying, selling and exchanging shares than those described in this prospectus.

In general, only the following categories of investors can buy Primary A Shares:

         o financial institutions and intermediaries, including Bank of America, its affiliates, and other financial institutions, and fee-based investment advisers and financial planners, for their own accounts or [fiduciary] client accounts

         o    employee benefit plans

         o    charitable foundations

         o    endowments

         o    other Funds in the Nations Funds Family

The minimum initial investment for each investor of record is $250,000. Investments made on behalf of client accounts of a single financial institution or intermediary are aggregated for the purposes of this minimum initial investment amount. There is no minimum for additional investments.

Investors don't pay any sales charges when they buy, sell or exchange Primary A Shares.

Please contact your financial adviser, or call us at 1-800-765-2668 if you have any questions about how to place an order.


A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the New York Stock Exchange
(NYSE), usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order. If this happens, we'll return any money we've received to the investor.

BUYING SHARES

Here are some general rules for buying shares:

         o    Investors buy Primary A Shares at net asset value per share.

         o If we don't receive payment within three business days of receiving an order, we'll refuse the order and notify the investor. We'll return any payment for orders that we refuse or do not receive to the investor.

         o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time. Telephone orders may be difficult to complete during periods of significant economic or market change.

         o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

         o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SELLING SHARES

Here are some general rules for selling shares:

         o We normally send the sale proceeds by federal funds wire to investors within three business days after Stephens, First Data or their agents receive the order.

         o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

         o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

We may sell shares:

         o if the value of an investor's account after the shares are sold falls below $500. We'll provide 60 days notice in writing if we're going to do this

         o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

         o    under certain other circumstances allowed under the 1940 Act.

EXCHANGING SHARES

Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

Here's how exchanges work:

         o Investors can exchange Primary A Shares of a Fund for Primary A Shares of all other Nations Funds.

         o The rules for buying a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

         o Exchanges can generally only be made into a Fund that is accepting investments.

         o We may limit the number of exchanges that can be made within a specified period of time.

         o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (currently 60 days for a material change or cancellation), unless we are required to do so because of unusual circumstances.

         o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.

         o Telephone orders may be difficult to complete during periods of significant economic or market change.

DISTRIBUTIONS AND TAXES

THE POWER OF COMPOUNDING

You can choose to reinvest your distributions in additional shares of the same Fund and class.

Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment.


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

         o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

         o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gains, including net short-term capital gains, at least once a year.

The frequency of distributions of net investment income vary by Fund:

                                          FREQUENCY OF INCOME

FUND                                      DISTRIBUTIONS
Nations Marsico Focuses Equities Fund     quarterly
Nations Marsico Growth & Income Fund      quarterly
Nations International Value Fund          annually
Nations International Equity Fund         quarterly
Nations Emerging Markets Fund             quarterly

A distribution is paid based on the number of shares you hold on the day before the distribution is declared. Shares of the Funds are eligible to receive distributions from the TRADE DATE of the purchase, as long as it's at least one day before a distribution is declared, up to the day before the shares are sold.

Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash.


We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you want to receive your distributions you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gains, you will, in effect, receive part of your purchase back if and when the Fund sells those securities, and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gains.

This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.

For more information about taxes, please see the SAI.

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of net investment income, including net foreign currency gains and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of these distributions from their taxable income.

Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gains. Individual, trust and estate shareholders may be taxed on these distributions at preferential rates.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

o WITHHOLDING TAX

We're required by federal law to withhold tax of 31% on any distributions and sale proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

         o    you haven't given us a correct Taxpayer Identification Number
              (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

         o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

         o the IRS informs us that you are otherwise subject to backup withholding.

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also required by federal law to withhold tax on distributions paid to some foreign shareholders.

o FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the international funds -- have special tax considerations. You'll generally be required to: o include in your gross income your proportional amount of foreign taxes paid by the fund

         o    treat this amount as foreign taxes you paid directly

         o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, you can claim up to $300 ($600 if you're filing jointly) as a foreign tax credit.

o TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. You'll find the auditor's report and Nations Funds financial statements in the SAI. Please see the back cover to find out how you can get a copy.

Nations Marsico Focused Equities Fund

                 For a Share outstanding throughout the period

                                                      Period ended
Primary A Shares*                                       03/31/98#
 Operating performance:
Net asset value, beginning of period                    $ 10.00
Net investment income/(loss)                            ( 0.01)
 Net realized and unrealized gains on investments         2.14
Net increase in net asset value from operations           2.13
 Distributions:
Dividends from net investment income                      0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, end of period                          $ 12.13
 Total return(++)                                         21.30%
====================================================    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $8,808
 Ratio of operating expenses to average net assets        1.52%+(a)
Ratio of net investment loss to average net assets      ( 0.30)%+
 Portfolio turnover rate                                   25%
Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    1.52%+(a)

* Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

Nations Marsico Growth & Income Fund

                 For a Share outstanding throughout the period

                                                       Period ended
Primary A Shares*                                        03/31/98#
 Operating performance:
Net asset value, beginning of period                    $ 10.00
Income from investment operations:
Net investment income                                     0.01
 Net realized and unrealized gain on investments          2.02
Net increase in net asset value from operations           2.03
 Distributions:
Dividends from net investment income                      0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, end of period                          $ 12.03
 Total return++                                          20.30%
====================================================    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $2,517
 Ratio of operating expenses to average net assets        1.09%+(a)
Ratio of net investment income/loss to average net
 assets                                                   0.38%+
 Portfolio turnover rate                                   22%
Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    1.97%+(a)

* Nations Marsico Growth & Income Fund Primary A commenced operations on December 31, 1997.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

Nations International Equity Fund

                 For a Share outstanding throughout each period


                                                    Year ended    Year ended    Period ended
Primary A Shares                                     03/31/98#     03/31/97#    03/31/96(a)#
 Operating performance:
Net asset value, beginning of period                $ 13.13       $  13.50       $  11.75
Net investment income/(loss)                           0.11          0.08           0.07
 Net realized and unrealized gain/(loss) on
 investments                                           1.95          0.11           1.80
Net increase/(decrease) in net asset value from
 operations                                            2.06          0.19           1.87
 Distributions:
Dividends from net investment income                  ( 0.17)      ( 0.11)        ( 0.06)
Distributions in excess of net investment income      ( 0.05)      ( 0.00)**      ( 0.04)
 Distributions from net realized capital gains        ( 0.16)      ( 0.42)        ( 0.02)
Distributions in excess of net realized capital
 gains                                                    --       ( 0.03)            --
 Total dividends and distributions                    ( 0.38)      ( 0.56)        ( 0.12)
Net asset value, end of period                      $ 14.81       $  13.13       $  13.50
 Total return++                                        16.06%        1.32%         16.01%
==================================================  ========      ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $885,329      $976,855       $849,731
 Ratio of operating expenses to average net
 assets                                                 1.14%        1.16%          1.17%+
Ratio of net investment income/(loss) to average
 net assets                                             0.76%        0.62%          0.65%+
 Portfolio turnover rate                                  64%          36%            26%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.14%        1.16%          1.18%+



                                                    Year ended   Year ended   Year ended    Period ended
Primary A Shares                                     05/31/95#    05/31/94#    05/31/93#      05/31/92*
 Operating performance:
Net asset value, beginning of period                 $  12.06    $ 10.60      $ 10.40      $ 10.00
Net investment income/(loss)                            0.14        0.09         0.09        0.08
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.20)       1.44         0.21        0.36
Net increase/(decrease) in net asset value from
 operations                                           ( 0.06)       1.53         0.30        0.44
 Distributions:
Dividends from net investment income                  ( 0.03)      ( 0.05)      ( 0.08)    ( 0.04)
Distributions in excess of net investment income          --           --           --         --
 Distributions from net realized capital gains        ( 0.12)      ( 0.02)      ( 0.02)        --
Distributions in excess of net realized capital
 gains                                                ( 0.10)          --           --         --
 Total dividends and distributions                    ( 0.25)      ( 0.07)      ( 0.10)    ( 0.04)
Net asset value, end of period                       $  11.75    $ 12.06      $ 10.60      $ 10.40
 Total return++                                       ( 0.46)%      14.37%        3.14%      4.43%+++
==================================================   ========    ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $572,940    $401,559     $118,873     $83,970
 Ratio of operating expenses to average net
 assets                                                 1.03%        1.17%        1.30%      1.33%+
Ratio of net investment income/(loss) to average
 net assets                                             1.17%        0.75%        1.03%      1.81%+
 Portfolio turnover rate                                  92%          39%          41%        11%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.04%        1.18%        1.32%      1.43%+

* Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income/(loss) has been calculated using the monthly average share method.
## Amount represents less than 0.01%. (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

Nations International Value Fund

                 For a Share outstanding throughout each period


                                                           Period ended     Year ended     Period ended
Primary A Shares*                                            05/15/98        11/30/97      11/30/96**(a)
 Net asset value, beginning of period                      $  13.17         $ 11.29        $ 10.00
Income from investment operations:
Net investment income                                         0.09            0.09           0.06
 Net realized and unrealized gains on securities              2.56            1.91           1.29
Total income from investment operations                       2.65            2.00           1.35
 Less dividends and distributions:
Dividends from net investment income                            --           ( 0.09)       ( 0.06)
Distributions in excess of net investment income                --           ( 0.01)           --
 Distributions from net realized gains on securities        ( 0.29)          ( 0.02)           --
Total dividends and distributions                           ( 0.29)          ( 0.12)       ( 0.06)
 Net change in net asset value                                2.36            1.88           1.29
Net asset value, end of period                             $  15.53         $ 13.17        $ 11.29
 Total return                                                20.54%++         17.75%        13.47%++
======================================================     ========         =======        =======
Ratios/supplemental data:
Net assets, end of period (in 000's)                       $119,412         $54,277        $17,528
 Ratio of expenses to average net assets                      1.25%+           1.21%         0.00%+
Ratio of net investment income to average net
 assets                                                       2.06%+           0.89%         1.99%+
 Ratio of expenses to average net assets***                   1.26%            1.21%         3.46%+
Ratio of net investment income (loss) to average net
 assets***                                                    2.05%+           0.89%       ( 1.47%)+
 Portfolio turnover rate                                        88%++            29%           50%++

* Primary A Shares of Nations International Value Fund were formerly Institutional Shares of the Emerald International Equity Fund.
** For the period December 27, 1995 (commencement of operations) through November 30, 1996.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such reimbursements had not occurred, the ratios would have been as indicated.
(a) Effective August 19, 1996, Brandes became the Fund's investment sub-adviser. + Annualized.
++ Not annualized.

Nations Emerging Markets Fund

                 For a Share outstanding throughout each period

                                                       Year ended     Year ended     Period ended
Primary A Shares                                        03/31/98#      03/31/97#      03/31/96*#
 Operating performance:
Net asset value, beginning of period                   $ 11.41        $ 10.34       $ 10.00
Net investment income/(loss)                             0.04           0.01        ( 0.03)
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.76)          1.21          0.37
Net increase/(decrease) in net asset value from
 operations                                            ( 0.72)          1.22          0.34
 Distributions:
Dividends from net investment income                   ( 0.09)         ( 0.02)         --
Distributions in excess of net investment income           --          ( 0.07)        0.00**
 Distributions from net realized capital gains             --          ( 0.06)         --
Total dividends and distributions                      ( 0.09)         ( 0.15)        0.00**
 Net asset value, end of period                        $ 10.60        $ 11.41       $ 10.34
Total return++                                         ( 6.39)%         11.97%        3.42%
===================================================    =======        =======       ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $73,797        $76,483       $47,560
Ratio of operating expenses to average net assets        1.57%           1.74%        2.13%+
 Ratio of net investment income to average net
 assets                                                  0.36%           0.13%      ( 0.38)%+
Portfolio turnover rate                                    63%             31%         17%

* Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/loss has been calculated using the monthly average share method.

Terms used in this prospectus

ASSET-BACKED SECURITY - a debt security that gives you a share in a pool of assets that is backed by loan paper, accounts receivable or other assets, including mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or by any of its agencies, authorities or instrumentalities. Asset-backed securities make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

BARRA INDEX(1)- an index of approximately 340 common stocks from the S&P 500 that have low price-to-book ratios. These stocks generally tend to have higher yields and less volatility than other stocks included in the S&P 500.

BARRA SMALLCAP INDEX(1)- an index of approximately 375 common stocks from the S&P 600 that have low price-to-book ratios. These stocks generally tend to have higher yields and less volatility than other stocks included in the S&P 600.

CAPITAL GAIN (CAPITAL LOSS) - the difference between the purchase price of a security and its selling price. You REALIZE a capital gain (or loss) when you sell a security for more (or less) than you paid for it.

COMMON STOCK - an equity security that represents part ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate and date. Convertible securities include convertible debt, rights and warrants.

DEBT SECURITY - when you invest in a debt security, you are lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS - securities representing securities of companies based in countries other than the U.S. Examples include ADRs, ADSs, GDRs and EDRs.

DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY - a debt or equity security issued by a foreign government or corporation.

FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified date. The price is set through a futures exchange.

INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), based on the issuer's ability to pay interest and repay principal on time. A debt security that has not been rated, but is believed to be of comparable quality, may also be considered investment grade. Please see the SAI for more information about credit ratings.

LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT - a short-term debt security that matures in one year or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and municipal securities.

MORTGAGE-BACKED SECURITY - a debt security that gives you a share in (or is backed by) a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

MUNICIPAL DEBT SECURITY - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED - a fund that holds fewer securities than other kinds of funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. Non-diversified funds tend to have greater price swings than more diversified funds.

OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK - an equity security that gives you an ownership right in a company, on a different basis than common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) - a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1)- Standard & Poor's 500 Composite Stock Price Index, an index of 500 common stocks chosen by S&P on a statistical basis.

S&P 600(1)- Standard & Poor's SmallCap 600 Index, is designed to be a benchmark of the performance of small capitalization stocks. It includes 600 U.S. stocks chosen by S&P based on market size, liquidity and industry group.

SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATION - a debt security issued or guaranteed by the U.S. government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury.

WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

(1)S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

Where to find more information

You'll find more information about the Equity Funds and International Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents by contacting Nations Funds:

By telephone: 1-800-765-2668

By mail:
Nations Funds
c/o Stephens Inc.
One Bank of America Plaza
33rd Floor
Charlotte, NC 28255

On the Internet: www.nationsbank.com/nationsfund

If you prefer, you can write or call the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-6009
1-800-SEC-0330
http://www.sec.gov

SEC file numbers:

[Nations Fund Trust, 811-04305]

[LOGO APPEARS HERE]

PROSPECTUS
August 1, 1999

     EQUITY FUNDS
     Nations Marsico Focused Equities Fund
     Nations Marsico Growth & Income Fund

     INTERNATIONAL FUNDS
     Nations International Value Fund
     Nations International Equity Fund
     Nations Emerging Markets Fund

     o Primary B Shares

 The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[box:]
NOT FDIC-INSURED May lose value  No bank guarantee

NF-00000-8/99

  Terms used in this prospectus
  In this prospectus, WE, US and OUR refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in ITALICS where they first appear in a section and are described in TERMS USED IN THIS PROSPECTUS.

  You'll find TERMS USED IN THIS PROSPECTUS on page*

  For more information
  You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes detailed information about each Fund's investments, policies, performance and management, among other things. The SAI is legally considered to be part of this prospectus because it's incorporated by reference. Turn to the back cover to find out how you can get a copy of the SAI.

  ABOUT THIS PROSPECTUS

  This booklet, which is called a prospectus, tells you about some of Nations Funds equity and international funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

    Each fund group has different objectives and strategies:
  o equity funds invest primarily in EQUITIES SECURITIES of U.S. companies
  o international funds invest primarily in equity securities of companies in countries around the world

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

     Choosing the right funds for you

   o The equity and international funds all focus on long-term growth. They may be suitable for you if:

   o you're investing for longer-term investment goals

   o they form part of a balanced portfolio.

 you want to try to protect your portfolio against a loss of buying power that inflation can cause over time.

    They may not be suitable for you if:

  o you are not prepared or are unable to bear the risks associated with equity securities, including foreign securities
  o you have short-term investment goals
  o you are looking for a regular stream of income

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page*.

 If you have any questions about the Funds, please call us at 1-800-621-2192 or contact your financial adviser.

     ABOUT THE FUNDS

     BANC OF AMERICA ADVISORS, INC.

  Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

                 YOU'LL FIND MORE ABOUT BAAI AND THE SUB-ADVISERS STARTING ON PAGE 00.

  The equity funds focus on long-term growth by investing primarily in EQUITY SECURITIES.

  The international funds focus on long-term growth by investing primarily in equity securities of companies in countries around the world.

  WHAT'S INSIDE

  EQUITY FUNDS
  Nations Marsico Focused Equities Fund................................... 00
  Sub-adviser: Marsico Capital Management, LLC

  Nations Marsico Growth & Income Fund.................................... 00
  Sub-adviser: Marsico Capital Management, LLC

  INTERNATIONAL FUNDS
  Nations International Value Fund........................................ 00
  Sub-adviser: Brandes Investment Partners, L.P.

  Nations International Equity Fund....................................... 00
  Sub-advisers: Gartmore Global Partners, INVESCO Global Asset Management (N.A.), Inc., Putnam Investment Management, Inc.

  Nations Emerging Markets Fund........................................... 00
  Sub-adviser: Gartmore Global Partners

  OTHER IMPORTANT INFORMATION............................................. 00

  HOW THE FUNDS ARE MANAGED............................................... 00

  ABOUT YOUR INVESTMENT

  INFORMATION FOR INVESTORS............................................... 00
  Buying, selling and exchanging shares................................... 00
  How selling agents are paid............................................. 00
  Distributions and taxes................................................. 00

  FINANCIAL HIGHLIGHTS.................................................... 00

  TERMS USED IN THIS PROSPECTUS........................................... 00

  WHERE TO FIND MORE INFORMATION.................................. back cover

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------

  ABOUT THE SUB-ADVISER

  THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. FEEDER FUNDS INVEST ALL OF THEIR ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER FUND" OR "MASTER PORTFOLIO."

  BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

  YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE*.

  What is a focused fund?

  A focused fund concentrates its investments in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

  Because a focused fund holds fewer investments than other kinds of funds, this Fund can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

  NATIONS MARSICO FOCUSED EQUITIES FUND

  INVESTMENT OBJECTIVE

  This Fund seeks long-term growth of capital.

  PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

  The Master Portfolio normally invests at least 65% of its assets in COMMON STOCKS of large companies. The Master Portfolio, which is NON-DIVERSIFIED, generally holds a core position of 20 to 30 of common stocks.

  The Master Portfolio may invest up to 25% of its assets in FOREIGN SECURITIES. It may also up to 10% of its assets in other kinds of securities, which are described in the SAI.

  Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:
  o Products, markets or technologies in flux that can result in extraordinary growth
  o Strong brand franchises that can take advantage of a changing global environment
  o Global reach that can allow the Master Portfolio to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Master Portfolio reduce risk.
  o They are moving with, not against, the major social, economic and cultural shifts taking place in the world


  Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.

  You'll find more about other risks of investing in this Fund on page 00 and in the SAI.

  RISKS AND OTHER THINGS TO CONSIDER

  Nations Marsico Focused Equities Fund has the following general risks:


  o INVESTMENT STRATEGY RISK - This Master Portfolio is considered to be "non-diversified" because it may hold fewer securities than other kinds of equity funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. There also is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

  o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.

  o FOREIGN INVESTMENT RISK - Although the Master Portfolio may only invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

  o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

    The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the

    Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.


        A LOOK AT THE FUND'S PERFORMANCE

 LOOKING AT PAST PERFORMANCE CAN GIVE YOU AN IDEA OF A FUND'S VOLATILITY FROM YEAR TO YEAR AND ITS AVERAGE RETURNS OVER TIME. PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

 The bar chart shows you the performance of the Fund's Primary B Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.

 Year by year total return (%) [bar chart here]

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:

Best: 0 quarter 1900:      0%
Worst: 0 quarter 1900:     0%

 For information about the performance of other equity funds managed by Thomas Marsico, see HOW THE FUNDS ARE MANAGED.

     Average annual total return as of December 31, 1998

                         1 year   5 years   10 years
     Primary B Shares     0.00%     0.00%     0.00%
     S&P 500              0.00%     0.00%     0.00%

 The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

 There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

 Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

     WHAT IT COSTS TO INVEST IN THE FUND
                                                                   Primary B
                                                                     Shares


  Fees you pay directly
  Maximum sales charge (load) when you buy your shares                none
  Maximum deferred sales charge (load) when you sell your shares      none

  Ongoing fees and expenses deducted from the Fund's assets
  (THE FUND'S OPERATING EXPENSES) (1)

  Management fees                                                     0.00%
  Service fees                                                        0.00%
  Other expenses                                                      0.00%
  Total annual fund operating expenses                                0.00%
  Fee waivers and/or reimbursements                                   0.00%
  Total net expenses(2)                                               0.00%

  (1)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.
  (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

  This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  Example

 This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:
    o you invest $10,000 in Primary B Shares of the Fund
    o your investment has a 5% return each year
    o the Fund's operating expenses remain the same as shown in the table above.

  If you sold all your shares at the end of the period, your costs would be:

                         1 year    3 years   5 years   10 years
  Primary B Shares       $000       $000       $000      $000

  ABOUT THE SUB-ADVISER
  THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. FEEDER FUNDS INVEST ALL OF THEIR ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER FUND" OR "MASTER PORTFOLIO."

  BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

  YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 00.

  Why invest in a growth and income fund?
  Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provides the fund with the flexibility to shift among securities that offer the potential for higher returns.

  While this Fund invests in a wide range of companies and industries, it holds fewer securities than other kinds of funds. This means it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

  NATIONS MARSICO GROWTH & INCOME FUND

  INVESTMENT OBJECTIVE
  This Fund seeks long-term growth of capital with a limited emphasis on income.


  PRINCIPAL INVESTMENT STRATEGIES
  The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

  The Master Portfolio normally invests up to 75% of its assets in EQUITY SECURITIES that are believed to have significant growth potential and at least 25% of its assets in equity and FIXED INCOME SECURITIES that are believed to have income potential. The Master Portfolio generally holds 35 to 50 securities and emphasizes large-capitalization COMMON STOCKS.

  Marsico Capital may shift assets between growth and income securities based on its analysis of market, financial and economic conditions. It will emphasize growth securities if it believes they will provide better returns than the yields available or expected on income-producing securities. If Marsico Capital believes it appropriate to do so, it may also reduce investments in growth securities to 25% of the Master Portfolio's assets.

  Since income is a part of the Master Portfolio's investment objective, Marsico Capital may consider a company's anticipated dividends when selecting equity securities. The Master Portfolio is not, however, designed to produce a consistent level of income. It may also find opportunities for capital growth from fixed income securities because of expected changes in interest rates, credit rating, currency exchange rates or other factors.

  The Master Portfolio may hold up to 25% of its assets in FOREIGN SECURITIES. It may also invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

  Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

    o Products, markets or technologies in flux that can result in extraordinary growth

    o Strong brand franchises that can take advantage of a changing global environment

    o Global reach that can allow the Master Portfolio to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Master Portfolio reduce risk.

    o They are moving with, not against, the major social, economic and cultural shifts taking place in the world


 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.

 You'll find more about other risks of investing in this Fund on page 00 and in the SAI.

  RISKS AND OTHER THINGS TO CONSIDER
  Nations Marsico Growth & Income Fund has the following general risks:
  o INVESTMENT STRATEGY RISK - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.
  o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.
  o INTEREST RATE RISK - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
  o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

  o FOREIGN INVESTMENT RISK - Although the Master Portfolio may only invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

  o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

     The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.


  A LOOK AT THE FUND'S PERFORMANCE
  LOOKING AT PAST PERFORMANCE CAN GIVE YOU AN IDEA OF A FUND'S VOLATILITY FROM YEAR TO YEAR AND ITS AVERAGE RETURNS OVER TIME. PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

  The bar chart shows you the performance of the Fund's Primary B Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.

  Year by year total return (%) [bar chart here]

  BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:

 BEST:    0 quarter 1900:     0%
 Worst:   0 quarter 1900:     0%

 For information about the performance of other equity funds managed by Thomas Marsico, see HOW THE FUNDS ARE MANAGED.

  Average annual total return as of December 31, 1998

                           1 year       5 years        10 years

  Primary B Shares          0.00%         0.00%           0.00%
  S&P 500                   0.00%         0.00%           0.00%

  The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

  There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

  Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

  What it costs to invest in the Fund
                                                                    Primary B
                                                                     Shares
  Fees you pay directly
  Maximum sales charge (load) when you buy your shares                none
  Maximum deferred sales charge (load) when you sell your shares      none

  Ongoing fees and expenses deducted from the Fund's assets
  (THE FUND'S OPERATING EXPENSES) 1
  Management fees                                                     0.00%
  Service fees                                                        0.00%
  Other expenses                                                      0.00%
  Total annual fund operating expenses                                0.00%
  Fee waivers and/or reimbursements                                   0.00%
  Total net expenses(2)                                               0.00%

  (1)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.
  (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

  This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  Example

  This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:
  o you invest $10,000 in Primary B Shares of the Fund
  o your investment has a 5% return each year
  o the Fund's operating expenses remain the same as shown in the table above.

  If you sold all your shares at the end of the period, your costs would be:

                          1 year        3 years        5 years        10 years
     Primary B Shares      $000           $000           $000            $000

     ABOUT THE INTERNATIONAL FUNDS


  ABOUT THE SUB-ADVISER BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' [LARGE CAP INVESTMENT COMMITTEE] MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

  YOU'LL FIND MORE ABOUT BRANDES ON PAGE 00.

  WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?
  Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, SECURITY ANALYSIS, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

  The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the Fund looks for the potential for growth over the business cycle.

  Limits on investments
  To help manage risk, the Fund puts limits on its investments. These limits apply at the time an investment is made:

  NATIONS INTERNATIONAL VALUE FUND

  INVESTMENT OBJECTIVE
  This Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers, including emerging markets countries.

  PRINCIPAL INVESTMENT STRATEGIES
  The Fund normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Fund typically invests in at least three countries other than the United States at any one time.

  Securities the Fund invests in are principally COMMON STOCKS, PREFERRED STOCKS, CONVERTIBLE SECURITIES, shares of closed-end investment companies, and DEPOSITARY RECEIPTS.

  It may also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

  The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

  The team uses FUNDAMENTAL ANALYSIS to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

  The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

  Risks and other things to consider
  Nations International Value Fund has the following general

  o The Fund will normally invest no more than 5% of its assets in a single security.
  o  It may not invest more than:
     o  20% of its assets in a single country or industry, or, if higher,
     o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).
  o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

         YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.
risks:

    o INVESTMENT STRATEGY RISK - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.
    o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.
    o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.
    o FUTURES RISK - This Fund may use FUTURES CONTRACTS to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Fund's volatility.

MASTER/FEEDER OPTION: The Trustees of Nations Institutional Reserves may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. This master-feeder option is similar to that structure described for the Nations International Equity Fund, the Marsico Funds, and their respective Master Portfolios. See "Investing in the Master Portfolio" in the disclosure for those Funds.

In August 1999, the shareholders of the predecessor portfolio of Nations International Value Fund of Nations Fund, Inc. voted to vest this authority to make such investment decision in the sole discretion of the Trustees of Nations Institutional Reserves, and such investment may be made without further approval of the shareholders of the Fund.

Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. This investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees of Nations Institutional Reserves would not approve an arangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

  A LOOK AT THE FUND'S PERFORMANCE
  LOOKING AT PAST PERFORMANCE CAN GIVE YOU AN IDEA OF A FUND'S VOLATILITY FROM YEAR TO YEAR AND ITS AVERAGE RETURNS OVER TIME. PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

  The bar chart shows you the performance of the Fund's Primary B Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did..

  Year by year total return (%) [bar chart here]

  BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


BEST:  0 quarter 1900: 0%
Worst: 0 quarter 1900: 0%

  For information about the performance of other international funds managed by Brandes, see HOW THE FUNDS ARE MANAGED.

     Average annual total return as of December 31, 1998

                                    1 year 5 years 10 years

  Primary B Shares  0.00%      0.00%    0.00%
  MSCI EAFE Index   0.00%     0.00%     0.00%

 The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

 Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

 What it costs to invest in the Fund

                                                                      Primary B
                                                                       Shares
     Fees you pay directly
     Maximum sales charge (load)
     when you buy your shares                                           none
     Maximum deferred sales charge (load)
     when you sell your shares                                          none
     Ongoing fees and expenses deducted from the Fund's assets
     (the Fund's operating expenses)
  Management fees                                                       0.00%
  Service fees                                                          0.00%
  Other expenses                                                        0.00%
  Total annual fund operating expenses                                  0.00%
  Fee waivers and/or reimbursements                                     0.00%
  Total net expenses(1)                                                 0.00%

  (1)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

  Example

  This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:
  o you invest $10,000 in Primary B Shares of the Fund
  o your investment has a 5% return each year
  o the Fund's operating expenses remain the same as shown in the table above.

  This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  If you sold all your shares at the end of the period, your costs would be:

                          1 year        3 years        5 years        10 years
     Primary B Shares      $000          $000            $000           $000

  ABOUT THE SUB-ADVISER
  THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. FEEDER FUNDS INVEST ALL OF THEIR ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER FUND" OR "MASTER PORTFOLIO."

  BAAI is the Master Portfolio's investment adviser.

 The Master Portfolio is a "multiple manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (Invesco) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Portfolio. Five portfolio managers from Gartmore, Invesco's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Portfolio.

  YOU'LL FIND MORE ABOUT GARTMORE, INVESCO AND PUTNAM ON PAGE 00.

  Why invest in an international equity fund?

  NATIONS INTERNATIONAL EQUITY FUND

  INVESTMENT OBJECTIVE
  This Fund seeks long-term capital growth by investing primarily in EQUITY SECURITIES of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

  PRINCIPAL INVESTMENT STRATEGIES
  The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

  The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The portfolio managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

  Securities the Master Portfolio invests in are principally COMMON STOCKS, but the Master Portfolio may also invest in equity interests in foreign investment funds or trusts, real estate investment trust securities and DEPOSITARY RECEIPTS.

  The Master Portfolio may invest up to 35% of its assets in CONVERTIBLE SECURITIES, PREFERRED STOCKS, bonds, notes, and other FIXED INCOME SECURITIES, including Eurodollar and foreign government securities. It also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.


  The Master Portfolio is a "multiple manager" fund. It has three portfolio managers, and each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top down," regional allocation with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect

  o Invesco uses a "bottom up" approach, focusing exclusively on stock selection, and looking for long-term growth

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines

  "bottom up" stock selection with "top down" country allocation

  This strategy is based on the belief that having multiple managers may result in better performance and more stable returns over time.

  The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

  International equity funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the U.S.

  Investing internationally can also help reduce the risks associated with a portfolio of purely domestic investments, because foreign economies can have different market cycles, and are affected by different factors than the U.S. economy. However, investing internationally also involves special risks not associated with investing in the U.S. stock market.

  You'll find more about other risks of investing in this Fund on page 00 and in the SAI.

  RISKS AND OTHER THINGS TO CONSIDER
  Nations International Equity Fund has the following general risks:

  o INVESTMENT STRATEGY RISK - The portfolio managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high expected, or will fall. There is also a risk that the Master Portfolio's multiple manager strategy may not result in better performance or more stable returns.


  o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.
  o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.
  o FUTURES RISK - The Master Portfolio may use FUTURES CONTRACTS to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Master Portfolio's volatility.
  o INTEREST RATE RISK - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
  o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest and repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

  o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

    The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.

  The bar chart shows you the performance of the Fund's Primary B Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.

  A LOOK AT THE FUND'S PERFORMANCE
  LOOKING AT PAST PERFORMANCE CAN GIVE YOU AN IDEA OF A FUND'S VOLATILITY FROM YEAR TO YEAR AND ITS AVERAGE RETURNS OVER TIME. PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

 Year by year total return (%)
 [bar chart here]

  BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:
BEST:  0 quarter 1900:   0%
Worst: 0 quarter 1900:   0%

  Average annual total return as of December 31, 1998


                          1 year        5 years        10 years
  Primary B Shares         0.00%         0.00%           0.00%
  MSCI EAFE Index          0.00%         0.00%           0.00%

 The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

 Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

  What it costs to invest in the Fund
                                                                      Primary B
                                                                       Shares
  Fees you pay directly
  Maximum sales charge (load) when you buy your shares                  none
  Maximum deferred sales charge (load) when you sell your shares        none

  Ongoing fees and expenses deducted from the Fund's assets
  (THE FUND'S OPERATING EXPENSES)(1)
  Management fees                                                       0.00%
  Service fees                                                          0.00%
  Other expenses                                                        0.00%
  Total annual fund operating expenses                                  0.00%
  Fee waivers and/or reimbursements                                     0.00%
  Total net expenses(2)                                                 0.00%

  (1)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

  (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

  This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  EXAMPLE
  This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:
  o you invest $10,000 in Primary B Shares of the Fund
  o your investment has a 5% return each year
  o the Fund's operating expenses remain the same as shown in the table above.

  If you sold all your shares at the end of the period, your costs would be:


                              1 year         3 years        5 years     10 years
     Primary B Shares         $000             $000           $000         $000

  ABOUT THE SUB-ADVISER
  GARTMORE IS THIS FUND'S SUB-ADVISER. PHILIP EHRMANN, THE HEAD OF THE GARTMORE EMERGING MARKETS TEAM, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

  YOU'LL FIND MORE ABOUT GARTMORE ON PAGE 00.

  What's an emerging market?


  This Fund considers a country to be an emerging market if:

  o the International Finance Corporation has defined it as an emerging market
  o it has a low-to-middle income economy according to the World Bank, or
  o it's listed as developing in World Bank publications.

  There are over 25 countries that currently meet these criteria, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.
  NATIONS EMERGING MARKETS FUND


  INVESTMENT OBJECTIVE
  This Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

  NATIONS EMERGING MARKETS FUND

  INVESTMENT OBJECTIVE
  This Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

  PRINCIPAL INVESTMENT STRATEGIES
  The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

  The Fund normally invests in COMMON STOCKS, PREFERRED STOCKS, CONVERTIBLE SECURITIES, equity interests in foreign investment funds or trusts, and DEPOSITARY RECEIPTS. The Fund may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

  The portfolio manager looks for emerging markets that have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

  The manager starts with approximately 800 companies in the most promising markets, and
  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors
  o may visit companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment
  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed.

 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 You'll find more about other risks of investing in this Fund on page 00 and in the SAI.

  RISKS AND OTHER THINGS TO CONSIDER

  Nations Emerging Markets Fund has the following general risks:
  o INVESTMENT STRATEGY RISK - The manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the manager expects, or will fall.

  o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

  o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

  o FUTURES RISK - This Fund may use FUTURES CONTRACTS to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Fund's volatility.

MASTER/FEEDER OPTION: The Trustees of Nations Institutional Reserves may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. This master-feeder option is similar to that structure described for the Nations International Equity Fund, the Marsico Funds, and their respective Master Portfolios. See "Investing in the Master Portfolio" in the disclosure for those Funds.

In August 1999, the shareholders of the predecessor portfolio of Nations Emerging Markets Fund of Nations Fund Portfolios, Inc. voted to vest this authority to make such investment decision in the sole discretion of the Trustees of Nations Institutional Reserves, and such investment may be made without further approval of the shareholders of the Fund.

Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. This investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees of Nations Institutional Reserves would not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

   A LOOK AT THE FUND'S PERFORMANCE
      LOOKING AT PAST PERFORMANCE CAN GIVE YOU AN IDEA OF A FUND'S VOLATILITY FROM YEAR TO YEAR AND ITS AVERAGE RETURNS OVER TIME. PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

 The bar chart shows you the performance of the Fund's Primary B Shares. These returns do not reflect deductions of account fees, if any, and would be lower if they did.


 Year by year total return (%) [bar chart here]

               BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:

BEST:  0 quarter 1900:   0.00%
Worst: 0 quarter 1900:   0.00%

  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
                         1 year         5 years        10 years
Primary B Shares          0.00%          0.00%           0.00%
 MSCI EAFE Index          0.00%          0.00%           0.00%

  The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

  There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

  Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

  WHAT IT COSTS TO INVEST IN THE FUND

                                                                      Primary B
                                                                       Shares

     Fees you pay directly
     Maximum sales charge (load)
     when you buy your shares                                           none
     Maximum deferred sales charge (load)
     when you sell your shares                                          none

     Ongoing fees and expenses deducted from the Fund's assets
     (the Fund's operating expenses)
     Management fees                                                    0.00%
     Service fees                                                       0.00%
     Other expenses                                                     0.00%
     Total annual fund operating expenses                               0.00%
     Fee waivers and/or reimbursements                                  0.00%
     Total net expenses(1)                                              0.00%


  (1)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date. This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

  Example

  This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

  This example assumes:
  o you invest $10,000 in Primary B Shares of the Fund
  o your investment has a 5% return each year
  o the Fund's operating expenses remain the same as shown in the table above.

  If you sold all of your shares at the end of the period, your costs would be:

                              1 year    3 years   5 years   10 years
     Primary B Shares         $000       $000      $000       $000

  OTHER IMPORTANT INFORMATION

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 00. The following are some other risks and information you should consider before you invest:


  o Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America National Trust and Savings Association (Bank of America), the Federal Deposit Insurance Corporation or any other government agency. Your investment may lose money.


  o Affiliates of Bank of America are paid for the services they provide to the Funds.


  o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.


  o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information.


  o FOREIGN INVESTMENT RISK - Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund can invest up to 25% of their assets in foreign securities. The international funds can invest all of their assets in foreign securities. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from a lack of LIQUIDITY; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

    Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Pacific

    Basin and the Far East, may bemore sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.


  o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.


  o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its securities in a year may have higher brokerage costs than a Fund that is trading less frequently. This may also result in larger distributions of CAPITAL GAINS to shareholders. All of the Funds generally buy securities for capital appreciation, investment income, or both, and do not engage in short-term trading. You'll find the portfolio turnover rate for each Fund in the FINANCIAL HIGHLIGHTS.


  o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


    All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.


    A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of many foreign issuers, governments or other entities may not be ready for the year 2000.

     HOW THE FUNDS ARE MANAGED


     BANC OF AMERICA ADVISORS, INC.
     One Bank of America Plaza
     Charlotte, North Carolina 28255

    INVESTMENT ADVISER
    BAAI is the investment adviser to the equity and international funds, as well as to over 60 other mutual fund portfolios in the Nations Funds Family.

    BAAI is a registered investment adviser. It's a wholly owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to Nations Funds.

    BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

    The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal period (April 1, 1998 to March 31, 1999), after waivers and reimbursements:

    Annual investment advisory fee, as a % of average daily net assets

                                                Maximum             Actual fee paid
                                             advisory fee           last fiscal year
    Nations Marsico Focused Equities Fund       0.00                     0.00
    Nations Marsico Growth & Income Fund        0.00                     0.00
    Nations Strategic Equity Fund               0.00                     0.00
    Nations International Value Fund            0.00                     0.00
    Nations International Equity Fund           0.00                     0.00
    Nations Emerging Markets Fund               0.00                     0.00

    INVESTMENT SUB-ADVISERS
    Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of the Boards of Directors/Trustees of Nations Funds and BAAI.

    Marsico Capital Management, LLC 1200 17th Street Suite 1300 Denver, Colorado 80202

    MARSICO CAPITAL MANAGEMENT, LLC
    Marsico Capital is a full service investment advisory firm founded by Thomas
    F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has [$65] billion in assets under management.

    Marsico Management Holdings, LLC, a wholly owned subsidiary of Bank of America, owns 50% of the equity of Marsico Capital.

    Marsico Capital is the investment sub-adviser to:
    o Nations Marsico Focused Equities Master Portfolio
    o Nations Marsico Growth & Income Master Portfolio

    THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these Portfolios. Before forming the company, Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation. He has more than 20 years of experience as a securities analyst and portfolio manager.

    PERFORMANCE OF OTHER EQUITY FUNDS MANAGED BY THOMAS MARSICO
    Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

    The Janus Twenty Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

    The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.


    Average annual total returns as of August 7, 1997


                                              Janus Twenty Fund S&P 500
                                                    (%)          (%)
     one year                                      48.21         46.41
     three years                                   32.07         30.63
     five years                                    20.02         20.98
     during the period of
     Mr. Marsico's management
     (January 31, 1988 to
     August 7, 1997)                               23.38         18.20

    This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


    Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


    The Janus Growth and Income Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from is inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.


    The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The S&P 500 is a broadly based index of 500 large U.S. companies. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.


    Average annual total returns as of August 7, 1997


                                             Janus Growth
                                              and Income
                                                Fund               S&P 500
                                                (%)                   (%)
    one year                                   47.77                  46.41
    three years                                31.13                  30.63
    five years                                 21.16                  20.98
    during the period of
    Mr. Marsico's management

    (May 31, 1991 to
    August 7, 1997)                            21.19                  18.59

    This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


    Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


    Brandes Investment Partners, L.P. 12750 High Bluff Drive San Diego, California 92130

    Brandes Investment Partners, L.P.
    Founded in 1974, Brandes is an investment advisory firm with 37 investment professionals who manage more than $20 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

    Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' [Large Cap Investment Committee] is responsible for making the day-to-day investment decisions for the Portfolio.

    Performance of other international equity funds and accounts managed by Brandes

    Nations International Value Fund has been in operation since [0], so it has a short performance history. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.

    The Brandes composite has an investment objective, policies and strategies that are similar to Nations International Value Fund.

    The table below shows the returns for the Brandes composite compared with the MSCI EAFE INDEX for the periods ending December 31, 1998. The MSCI EAFE Index is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

    Average annual total returns as of December 31, 1998

                                        Brandes                  MSCI EAFE
                                        Composite                Index
                                        (%)                      (%)
    one year                            0.00                      0.00
    three years                         0.00                     0.00


    five years                          0.00                     0.00


    since inception                     0.00                     0.00
    (0, 0 , 0)

     Average annual total returns as of December 31, 1998

                                        Brandes                  MSCI EAFE
                                        Composite                Index
                                        (%)                      (%)
    1998                                0.00                     0.00
    1997                               20.00                     1.78
    1996                               16.34                     6.05
    1995                               13.75                    11.21
    1994                               (2.98)                    7.78
    1993                               40.86                    32.56
    1992                                6.28                   (12.17)
    1991                               40.17                    12.13

    This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

    Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

    The Brandes composite includes Brandes International Equity Fund and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite don't reflect the returns of any particular account of Brandes.

    Gartmore Global Partners One Bank of America Plaza Charlotte, North Carolina 28255

    GARTMORE GLOBAL PARTNERS
    Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $0 billion in assets.

    Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

    Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

    Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio and is the investment sub-adviser to Nations Emerging Markets Fund.

    Nations International Equity Master Portfolio is co-managed by five portfolio managers:

    PHILIP EHRMANN has been responsible since June 1998 for the Master Portfolio's investments in developing countries. He has also been the principal portfolio manager for Nations Emerging Markets Fund since he joined Gartmore in 1995, and is head of the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Ehrmann was the director of emerging markets for Invesco in London. He began his career in 1981 as an institutional stock broker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

    SEOK TEOH has been responsible since June 1998 for the Master Portfolio's investments in Asia. She has also been principal portfolio manager of Nations Pacific Growth Fund since it was formed in June 1995. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

    MARK FAWCETT has been responsible since June 1998 for the Master Portfolio's investments in Japan. He is also senior investment manager for the Gartmore Japanese Equities Team and has specific responsibility for large stock research. Before joining Gartmore in 1991, he worked on the Far East desk of Provident Mutual managing funds invested in Japan. He graduated from Oxford University in 1986 with an honors degree in Mathematics and Philosophy.

    STEPHEN JONES has been responsible for the Master Portfolio's investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France,

    Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

    STEPHEN WATSON has been responsible since June 1998 for allocating the Master Portfolio's assets among the various regions in which it invests, and for determining the Master Portfolio's investments in regions not covered by the other portfolio managers. He was the Master Portfolio's sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

    Nations Emerging Markets Fund is managed by PHILIP EHRMANN, the head of Gartmore Emerging Markets Team. He has managed the Fund since 1995. He also co-manages Nations International Equity Master Portfolio.

    INVESCO Global Asset Management (N.A), Inc. 1315 Peachtree Street, N.E. Atlanta, Georgia 30309

    INVESCO Global Asset Management (N.A), Inc.
    Invesco is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

    Invesco is one of three investment sub-advisers to Nations International Equity Master Portfolio. Invesco's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

    PUTNAM INVESTMENT MANAGEMENT, INC. One Post Office Square Boston, Massachusetts 02109

    PUTNAM INVESTMENT MANAGEMENT, INC.
    Putnam is a wholly owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

    Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

    STEPHENS INC. 111 Center Street Little Rock, Arkansas 72201

    FIRST DATA INVESTOR SERVICES GROUP, INC. One Exchange Place Boston, Massachusetts 02109

    OTHER SERVICE PROVIDERS
    The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay service fees or commissions to companies that assist investors in buying shares of the Funds.

    BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out of pocket expenses. The fee is paid monthly, and is calculated as an annual percentage of the average daily net assets of the Funds, as follows:

    Domestic equity funds          0.23%
    International funds            0.22%

    First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

    ABOUT YOUR INVESTMENT

    Financial institutions and intermediaries may have different limits, charge other fees, or have different policies for buying, selling and exchanging shares than those described in this prospectus.

    A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the New York Stock Exchange (NYSE), usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


    The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    BUYING, SELLING AND EXCHANGING SHARES

  In general, only financial institutions and intermediaries that have signed an agreement with us or Stephens can buy Primary B shares for their own accounts or [fiduciary] client accounts. These include the following categories of investors:
    o Bank of America and its affiliates
    o banks
    o brokerage firms
    o mutual fund dealers
    o other financial institutions

  The minimum initial investment for each investor of record is $1,000. There is no minimum for additional investments.

  Investors don't pay any sales charges when they buy, sell or exchange Primary B Shares.

  Please contact your financial adviser, or call us at 1-800-621-2192 if you have any questions about how to place an order.

  HOW SHARES ARE PRICED
  All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

  Valuing securities in a Fund

  The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

  HOW ORDERS ARE PROCESSED
  Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order. If this happens, we'll return any money we've received to the investor.

  BUYING SHARES

  Here are some general rules for buying shares:


  o Investors buy Primary B Shares at net asset value per share.



  o If we don't receive payment within three business days of receiving an order, we'll refuse the order and notify the investor. We'll return any payment for orders that we refuse or do not receive to the investor.


  o Investors are responsible for sending us orders for their clients and for ensuring that we receive payment on time. Telephone orders may be difficult to complete during periods of significant economic or market change.


  o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

  o Investors are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

  Selling shares

  Here are some general rules for selling shares:
  o We normally send the sale proceeds by federal funds wire to investors within three business days after Stephens, First Data or their agents receive the order.
  o Investors are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.
  o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

  We may sell shares:
  o if the value of an investor's account after the shares are sold falls below $500. We'll provide 60 days notice in writing if we're going to do this
  o if an investor tells us to sell the shares for a client under arrangements it has made with its clients under certain other circumstances allowed under the 1940 Act. You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

  Exchanging shares
  Investors can sell shares of a Fund to buy shares of another

  Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

  You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully

  Here's how exchanges work:
  o Investors can exchange Primary B Shares of a Fund for Primary B Shares of all other Nations Funds.
  o The rules for buying a Fund, including any minimum investment requirements, apply to exchanges into that Fund.
  o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.
  o Exchanges can generally only be made into a Fund that is accepting investments.
  o We may limit the number of exchanges that can be made within a specified period of time.
  o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (currently 60 days for a material change or cancellation), unless we are required to do so because of unusual circumstances.
  o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.
  o Telephone orders may be difficult to complete during periods of significant economic or market change.

  Financial institutions and intermediaries are also referred to as selling agents.

  Conflict of interest restrictions may apply to financial institutions that receive compensation from us on fiduciary assets invested in Primary B Shares. Financial institutions should consult their legal advisers before investing in Primary B Shares.

  The selling agent may charge other fees related to services provided to your account.

  HOW SELLING AGENTS ARE PAID

  The selling agent usually receives compensation when you invest in the Funds. The kind and amount of the compensation depends on the share class you invest in.

  Selling agents typically pay a portion of the compensation they receive to their investment professionals.


  OSHAREHOLDER ADMINISTRATION FEES

  Selling agents are compensated for providing administration and other services to investors.

  Selling agents may receive an annual shareholder administration fee of up to 0.60% of the average daily net assets of Primary B Shares of the Funds. Part of this fee -- but no more than 0.25% of the average daily net assets of Primary B Shares of the Funds -- can be applied to servicing fees.

  Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment.

  We pay these fees according to our agreements with selling agents for as long as the plan continues, while they are eligible to receive the fees. We may reduce or discontinue payments at any time.

  OTHER COMPENSATION

  Selling agents may also receive non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

  Stephens or BAAI may make this compensation available only to selected selling agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling agents. Selected selling agents may also receive compensation for opening a minimum number of accounts.

  Stephens is responsible for paying the costs of this compensation, and may be reimbursed for them under the administration plan. Stephens may cancel any compensation program at any time.

  BAAI may pay amounts from its own assets to Stephens or other financial institutions for administrative or distribution related services they provide to shareholders.

  The power of compounding

  You can choose to reinvest your distributions in additional shares of the same Fund and class.

  Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

  Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment.

  Distributions and taxes

  About distributions


  A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

  A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

  All of the Funds distribute any net realized capital gains, including net short-term capital gains, at least once a year.

  The frequency of distributions of net investment income vary by Fund:

                                                       FREQUENCY OF INCOME
  FUND                                                 DISTRIBUTIONS
  Nations Marsico Focuses Equities Fund                quarterly
  Nations Marsico Growth & Income Fund                 quarterly
  Nations International Value Fund                     annually
  Nations International Equity Fund                    quarterly
  Nations Emerging Markets Fund                        quarterly

 A distribution is paid based on the number of shares you hold on the day before the distribution is declared. Shares of the Funds are eligible to receive distributions from the TRADE DATE of the purchase, as long as it's at least one day before a distribution is declared, up to the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you want to receive your distributions you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gains, you will, in effect, receive part of your purchase back if and when the Fund sells those securities, and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gains.

 This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.

 For more information about taxes, please see the SAI.

 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions of net investment income, including net foreign currency gains and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of these distributions from their taxable income.

 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gains. Individual, trust and estate shareholders may be taxed on these distributions at preferential rates.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 o Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and sale proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:
 o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply
 o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
 o the IRS informs us that you are otherwise subject to backup withholding.

  The IRS may also impose penalties against you if you don't give us a correct TIN.

  Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

  We're also required by federal law to withhold tax on distributions paid to some foreign shareholders.

 o Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the international funds -- have special tax considerations. You'll generally be required to:
 o include in your gross income your proportional amount of foreign taxes paid by the fund
 o treat this amount as foreign taxes you paid directly
 o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, you can claim up to $300 ($600 if you're filing jointly) as a foreign tax credit.

 o Taxation of redemptions and exchanges

   Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges)
 and the amount you paid (or are deemed to have paid) for them.

 Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. You'll find the auditor's report and Nations Funds financial statements in the SAI. Please see the back cover to find out how you can get a copy.

NATIONS INTERNATIONAL EQUITY FUND FOR A SHARE OUTSTANDING THROUGH EACH PERIOD

                                                           Year ended      Period ended
PRIMARY B SHARES                                            03/31/98#       03/31/97*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 13.11         $ 13.65
Net investment income/(loss)                                0.04            0.01
 Net realized and unrealized gain/(loss) on
 investments                                                1.91           (0.09)(a)
Net increase/(decrease) in net asset value from
 operations                                                 1.95           (0.08)
 DISTRIBUTIONS:
Dividends from net investment income                       (0.08)          (0.01)
Distributions in excess of net investment income           (0.02)          (0.00)**
 Distributions from net realized capital gains             (0.16)          (0.42)
Distributions in excess of net realized capital gains         --           (0.03)
 Total dividends and distributions                         (0.26)          (0.46)
Net asset value, end of period                            $ 14.80         $ 13.11
 TOTAL RETURN++                                            15.09%          (0.66)%
=======================================================   =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   25          $5,526
 Ratio of operating expenses to average net assets          1.64%           1.66%+
Ratio of net investment income/(loss) to average
 net assets                                                 0.26%           0.12%+
 Portfolio turnover rate                                      64%            36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.64%           1.66%+

                           * Nations International Equity Fund Primary B Shares commenced operations on June 28, 1996.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) The amount shown at the caption for each share outstanding throughout the period may not accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchase and withdrawals of shares in relation to the fluctuating market value of the portfolio.

NATIONS EMERGING MARKETS FUND FOR A SHARE OUTSTANDING THROUGH EACH PERIOD

                                                      Year ended     Period ended
PRIMARY B SHARES                                       03/31/98#      03/31/97*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 11.40        $ 10.71
Net investment income/(loss)                           (0.02)         (0.04)
 Net realized and unrealized gain/(loss) on
 investments                                           (0.75)          0.82
Net increase/(decrease) in net asset value from
 operations                                            (0.77)          0.78
 DISTRIBUTIONS:
Dividends from net investment income                   (0.06)         (0.01)
Distributions in excess of net investment income        --            (0.02)
 Distributions from net realized capital gains          --            (0.06)
Total dividends and distributions                      (0.06)         (0.09)
 Net asset value, end of period                      $ 10.57        $ 11.40
TOTAL RETURN++                                        (6.80)%         7.34%
==================================================   =======        =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   37         $  301
Ratio of operating expenses to average net
 assets                                                2.07%          2.24%+
 Ratio of net investment income/(loss) to average
 net assets                                           (0.14)%        (0.37)%+
Portfolio turnover rate                                 63%            31%

                           * Nations Emerging Markets Fund Primary B Shares commenced operations on June 28, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.

 Terms used in this prospectus

 ASSET-BACKED SECURITY - a debt security that gives you a share in a pool of assets that is backed by loan paper, accounts receivable or other assets, including mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or by any of its agencies, authorities or instrumentalities. Asset-backed securities make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 BARRA INDEX (1) - an index of approximately 340 common stocks from the S&P 500 that have low price-to-book ratios. These stocks generally tend to have higher yields and less volatility than other stocks included in the S&P 500.


 BARRA SMALLCAP INDEX (1) - an index of approximately 375 common stocks from the S&P 600 that have low price-to-book ratios. These stocks generally tend to have higher yields and less volatility than other stocks included in the S&P 600.

 CAPITAL GAIN (CAPITAL LOSS) - the difference between the purchase price of a security and its selling price. You REALIZE a capital gain (or loss) when you sell a security for more (or less) than you paid for it.

 COMMON STOCK - an equity security that represents part ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate and date. Convertible securities include convertible debt, rights and warrants.

 DEBT SECURITY - when you invest in a debt security, you are lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - securities representing securities of companies based in countries other than the U.S. Examples include ADRs, ADSs, GDRs and EDRs.

 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign government or corporation.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified date. The price is set through a futures exchange.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), based on the issuer's ability to pay interest and repay principal on time. A debt security that has not been rated, but is believed to be of comparable quality, may also be considered investment grade. Please see the SAI for more information about credit ratings.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MONEY MARKET INSTRUMENT - a short-term debt security that matures in one year or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and municipal securities.

 MORTGAGE-BACKED SECURITY - a debt security that gives you a share in (or is backed by) a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 MUNICIPAL DEBT SECURITY - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds fewer securities than other kinds of funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. Non-diversified funds tend to have greater price swings than more diversified funds.

 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 PREFERRED STOCK - an equity security that gives you an ownership right in a company, on a different basis than common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 S&P 500 (1) - Standard & Poor's 500 Composite Stock Price Index, an index of 500 common stocks chosen by S&P on a statistical basis.

 S&P 600 (1) - Standard & Poor's SmallCap 600 Index, is designed to be a benchmark of the performance of small capitalization stocks. It includes 600 U.S. stocks chosen by S&P based on market size, liquidity and industry group.

 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATION - a debt security issued or guaranteed by the U.S. government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S.

 Treasury.

 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 (1)S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500"and "S&P 600"are trademarks of the McGraw-Hill Companies, Inc.

 Where to find more information

 You'll find more information about the Equity Funds and International Funds in the following documents:

 ANNUAL AND SEMI-ANNUAL REPORTS
 The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


 STATEMENT OF ADDITIONAL INFORMATION
 The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

 You can obtain a free copy of these documents by contacting Nations Funds:

 By telephone: 1-800-621-2192

 By mail:
 Nations Funds c/o Stephens Inc.
 One Bank of America Plaza 33rd Floor
 Charlotte, NC 28255

 On the Internet: www.nationsbank.com/ nationsfund

 If you prefer, you can write or call the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there.

 Public Reference Section of the SEC

 Washington, DC 20549-6009
 1-800-SEC-0330
 http://www.sec.gov

 SEC file numbers:
 [Nations Fund Trust, 811-04305]

(logo)

Prospectus
August 1, 1999

EQUITY FUNDS

Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund

INTERNATIONAL FUNDS
Nations International Value Fund
Nations International Equity Fund
Nations Emerging Markets Fund

o        Investor A Shares
o        Investor B Shares
o        Investor C Shares

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[box:]

NOT FDIC-INSURED   May lose value     No bank guarantee

NF-00000-8/99

TERMS USED IN THIS PROSPECTUS

In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

You'll find Terms used in this prospectus on page o

FOR MORE INFORMATION

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes detailed information about each Fund's investments, policies, performance and management, among other things. The SAI is legally considered to be part of this prospectus because it's incorporated by reference. Turn to the back cover to find out how you can get a copy of the SAI.

ABOUT THIS PROSPECTUS

This booklet, which is called a prospectus, tells you about some of Nations Funds equity and international funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

Each fund group has different objectives and strategies:

o        equity funds invest primarily in equities securities of U.S. companies

o international funds invest primarily in equity securities of companies in countries around the world

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

The equity and international funds all focus on long-term growth. They may be suitable for you if:

o        you're investing for longer-term investment goals

o        they form part of a balanced portfolio.

o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time.

They may not be suitable for you if:

o you are not prepared or are unable to bear the risks associated with equity securities, including foreign securities

o        you have short-term investment goals

o        you are looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page o.

If you have any questions about the Funds, please call us at 1-800-321-7854 or contact your financial adviser.

ABOUT THE FUNDS

Banc of America Advisors, Inc.

Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

You'll find more about BAAI and the sub-advisers starting on page o.

The equity funds focus on long-term growth by investing primarily in equity securities.

The international funds focus on long-term growth by investing primarily in equity securities of companies in countries around the world.

ABOUT YOUR INVESTMENT

WHAT'S INSIDE

EQUITY FUNDS
Nations Marsico Focused Equities Fund.........................................00
Sub-adviser: Marsico Capital Management, LLC

Nations Marsico Growth & Income Fund..........................................00
Sub-adviser: Marsico Capital Management, LLC

INTERNATIONAL FUNDS
Nations International Value Fund..............................................00
Sub-adviser: Brandes Investment Partners, L.P.

Nations International Equity Fund.............................................00
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc., Putnam Investment Management, Inc.

Nations Emerging Markets Fund ................................................00
Sub-adviser: Gartmore Global Partners

OTHER IMPORTANT INFORMATION...................................................00

HOW THE FUNDS ARE MANAGED.....................................................00

INFORMATION FOR INVESTORS.....................................................00
     Buying, selling and exchanging shares....................................00
     How selling agents are paid..............................................00
     Distributions and taxes .................................................00

FINANCIAL HIGHLIGHTS..........................................................00

TERMS USED IN THIS PROSPECTUS ................................................00

WHERE TO FIND MORE INFORMATION ...................................... back cover

ABOUT THE EQUITY FUNDS

ABOUT THE SUB-ADVISER

The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. Feeder funds invest all of their assets in another fund, which is called a "master fund" or "master portfolio."

BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

You'll find more about Marsico Capital and Mr. Marsico on page o.

WHAT IS A FOCUSED FUND?

A focused fund concentrates its investments in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

Because a focused fund holds fewer investments than other kinds of funds, this Fund can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

NATIONS MARSICO FOCUSED EQUITIES FUND

INVESTMENT OBJECTIVE

This Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 of common stocks.

The Master Portfolio may invest up to 25% of its assets in foreign securities. It may also up to 10% of its assets in other kinds of securities, which are described in the SAI.

Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

o Products, markets or technologies in flux that can result in extraordinary growth

o Strong brand franchises that can take advantage of a changing global environment

o Global reach that can allow the Master Portfolio to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Master Portfolio reduce risk.

o They are moving with, not against, the major social, economic and cultural shifts taking place in the world

Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

You'll find more about other risks of investing in this Fund on page o and in the SAI.

individual company characteristics like commitment to research, market franchise and quality of management.

RISKS AND OTHER THINGS TO CONSIDER

Nations Marsico Focused Equities Fund has the following general risks:

o investment strategy risk - This Master Portfolio is considered to be "non-diversified" because it may hold fewer securities than other kinds of equity funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. There also is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

o stock market risk - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.

o foreign investment risk - Although the Master Portfolio may only invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

o investing in the Master Portfolio - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

         The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the

The bar chart shows you the performance of the Fund's Investor A Shares. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

For information about the performance of other equity funds managed by Thomas Marsico, see How the Funds are managed.

There are two kinds of fees-sales charges you pay directly, and ongoing fees and deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

         Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.


A LOOK AT THE FUND'S performance
Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%)

[bar chart here]

Best and worst quarterly returns during this period:
Best: o quarter 19oo:      o%
Worst: o quarter 19oo:     o%

Average annual total return as of December 31, 1998

                         1 year         5 years        10 years

Investor A Shares        o.oo%          o.oo%          o.oo%
Investor B Shares        o.oo%          o.oo%          o.oo%
Investor C Shares        o.oo%          o.oo%          o.oo%
S&P 500                  o.oo%          o.oo%          o.oo%

The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

WHAT IT COSTS TO INVEST IN THE FUND

                                        Investor A   Investor B  Investor C
                                        Shares       Shares      Shares

FEES YOU PAY DIRECTLY
Maximum sales charge (load)

when you buy your shares                5.75%        none        none
Maximum deferred sales charge (load)
when you sell your shares               none(1)      5.00%(2)    1.00%(3)
Redemption fee, as a percentage
of the amount sold                      none(4)      none        none

ONGOING FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(THE FUND'S OPERATING EXPENSES)(5)
Management fees                         o%           o%          o%
Distribution (12b-1) and service fees   o%           o%          o%
Other expenses                          o%           o%          o%
Total annual fund operating expenses    o%           o%          o%

Fee waivers and/or reimbursements       o%           o%          o%
Total net expenses(6)                   o%           o%          o%


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page o for details.

(2)This charge decreases over time. Please see page o for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page o for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page o for details.

(4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page o for details.

(5)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

(6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

EXAMPLE

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

o your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above.

If you sold all your shares at the end of the period, your costs would be:

                       1 year     3 years    5 years       10 years
Investor A Shares     $ooo       $ooo       $ooo          $ooo
Investor B Shares     $ooo       $ooo       $ooo          $ooo
Investor C Shares     $ooo       $ooo       $ooo          $ooo


If you bought Investor B Shares and didn't sell them, your costs would be:

                       1 year     3 years    5 years       10 years
Investor B Shares     $ooo       $ooo       $ooo          $ooo

ABOUT THE SUB-ADVISER
The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. Feeder funds invest all of their assets in another fund, which is called a "master fund" or "master portfolio."

BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

You'll find more about Marsico Capital and Mr. Marsico on page o.

Why invest in a growth and income fund? Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provides the fund with the flexibility to shift among securities that offer the potential for higher returns.

While this Fund invests in a wide range of companies and industries, it holds fewer securities than other kinds of funds. This means it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.


Nations Marsico Growth & Income Fund

Investment objective
This Fund seeks long-term growth of capital with a limited emphasis on income.

Principal investment strategies
The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests up to 75% of its assets in equity securities that are believed to have significant growth potential and at least 25% of its assets in equity and fixed income securities that are believed to have income potential. The Master Portfolio generally holds 35 to 50 securities and emphasizes large-capitalization common stocks.

Marsico Capital may shift assets between growth and income securities based on its analysis of market, financial and economic conditions. It will emphasize growth securities if it believes they will provide better returns than the yields available or expected on income-producing securities. If Marsico Capital believes it appropriate to do so, it may also reduce investments in growth securities to 25% of the Master Portfolio's assets.

Since income is a part of the Master Portfolio's investment objective, Marsico Capital may consider a company's anticipated dividends when selecting equity securities. The Master Portfolio is not, however, designed to produce a consistent level of income. It may also find opportunities for capital growth from fixed income securities because of expected changes in interest rates, credit rating, currency exchange rates or other factors.

The Master Portfolio may hold up to 25% of its assets in foreign securities. It may also invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

o Products, markets or technologies in flux that can result in extraordinary growth
                                   10

You'll find more about other risks of investing in this Fund on page o and in the SAI.


o Strong brand franchises that can take advantage of a changing global environment

o Global reach that can allow the Master Portfolio to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Master Portfolio reduce risk.

o They are moving with, not against, the major social, economic and cultural shifts taking place in the world

Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.

Risks and other things to consider

Nations Marsico Growth & Income Fund has the following general risks:

o investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

o stock market risk - The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.

o interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

o credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

The bar chart shows you the performance of the Fund's Investor A Shares. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


o foreign investment risk - Although the Master Portfolio may only invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

o investing in the Master Portfolio - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

         The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.

A look at the Fund's performance

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%)

[bar chart here]

Best and worst quarterly
returns during this period:
Best: o quarter 19oo:      o%
Worst: o quarter 19oo:     o%

Average annual total return
as of December 31, 1998

                             1 year         5 years         10 years
Investor A Shares            o.oo%          o.oo%           o.oo%
Investor B Shares            o.oo%          o.oo%           o.oo%

Investor C Shares            o.oo%          o.oo%           o.oo%
S&P 500                      o.oo%          o.oo%           o.oo%


The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

What it costs to invest in the Fund

                                        Investor A   Investor B  Investor C
                                        Shares       Shares      Shares

Fees you pay directly
Maximum sales charge (load)

when you buy your shares                5.75%        none        none
Maximum deferred sales charge (load)
when you sell your shares               none(1)      5.00%(2)    1.00%(3)
Redemption fee, as a percentage
of the amount sold                      none(4)      none        none

Ongoing fees and expenses deducted from the Fund's assets
(the Fund's operating expenses)(5)
Management fees                         o%           o%          o%
Distribution (12b-1) and service fees   o%           o%          o%
Other expenses                          o%           o%          o%
Total annual fund operating expenses    o%           o%          o%
Fee waivers and/or reimbursements       o%           o%          o%
Total net expenses(6)                   o%           o%          o%


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page o for details.

(2)This charge decreases over time. Please see page o for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page o for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page o for details.

(4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page o for details.

(5)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

(6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

o        you invest $10,000 in Investor A, Investor B or Investor C

Shares of the Fund

o        your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above.

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

If you sold all your shares at the end of the period, your costs would be:

                      1 year     3 years    5 years       10 years
Investor A Shares     $ooo       $ooo       $ooo          $ooo
Investor B Shares     $ooo       $ooo       $ooo          $ooo
Investor C Shares     $ooo       $ooo       $ooo          $ooo

If you bought Investor B Shares and didn't sell them, your costs would be:

                      1 year     3 years    5 years       10 years
Investor B Shares     $ooo       $ooo       $ooo          $ooo

ABOUT THE INTERNATIONAL FUNDS
About the sub-adviser

Brandes Investment Partners, L.P. (Brandes) is this Fund's sub-adviser. Brandes' [Large Cap Investment Committee] makes the day-to-day investment decisions for the Fund.

You'll find more about Brandes on page o.

What is the Graham and Dodd approach to investing?
Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the Fund looks for the potential for growth over the business cycle.


NATIONS INTERNATIONAL VALUE FUND

Investment objective
This Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers, including emerging markets countries.

Principal investment strategies
The Fund normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Fund typically invests in at least three countries other than the United States at any one time.

Securities the Fund invests in are principally common stocks, preferred stocks, convertible securities, shares of closed-end investment companies, and depositary receipts.

It may also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Limits on investments To help manage risk, the Fund puts limits on its investments. These limits apply at the time an investment is made:

o The Fund will normally invest no more than 5% of its assets in a single security.

o        It may not invest more than:
o        20% of its assets in a single country or industry, or, if higher,
o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

You'll find more about other risks of investing in this Fund on page o and in the SAI.

The bar chart shows you the performance of the Fund's Investor A Shares. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

Risks and other things to consider Nations International Value Fund has the following general risks:

o investment strategy risk - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.

o        foreign investment risk - Foreign investments may be riskier than U.S.
         investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

o stock market risk The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

o futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Fund's volatility.

MASTER/FEEDER OPTION: The Trustees of Nations Institutional Reserves may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. This master-feeder option is similar to that structure described for the Nations International Equity Fund, the Marsico Funds, and their respective Master Portfolios. See "Investing in the Master Portfolio" in the disclosure for those Funds.

In August 1999, the shareholders of the predecessor portfolio of Nations International Value Fund of Nations Fund, Inc. voted to vest this authority to make such investment decision in the sole discretion of the Trustees of Nations Institutional Reserves, and such investment may be made without further approval of the shareholders of the Fund.

Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. This investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees of Nations Institutional Reserves would not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

A look at the Fund's performance
Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%)

[bar chart here]

Best and worst quarterly returns during this period:
Best: o quarter 19oo:      o%
Worst: o quarter 19oo:     o%

Average annual total return as of December 31, 1998
                                     16

                      1 year     3 years    5 years       10 years
Investor A Shares     $ooo       $ooo       $ooo          $ooo
Investor B Shares     $ooo       $ooo       $ooo          $ooo
Investor C Shares     $ooo       $ooo       $ooo          $ooo
The S&P 500           $ooo       $ooo       $ooo          $ooo

The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.
There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

What it costs to invest in the Fund

                                        Investor A   Investor B  Investor C
                                        Shares       Shares      Shares

Fees you pay directly
Maximum sales charge (load)

when you buy your shares                5.75%        none        none
Maximum deferred sales charge (load)
when you sell your shares               none(1)      5.00%(2)    1.00%(3)
Redemption fee, as a percentage
of the amount sold                      none(4)      none        none

Ongoing fees and expenses deducted from the Fund's assets
(the Fund's operating expenses)
Management fees                         o%           o%          o%
Distribution (12b-1) and service fees   o%           o%          o%
Other expenses                          o%           o%          o%
Total annual fund operating expenses    o%           o%          o%
Fee waivers and/or reimbursements       o%           o%          o%
Total net expenses(5)                   o%           o%          o%


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page o for details.

(2)This charge decreases over time. Please see page o for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page o for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page o for details.

(4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page o for details.

(5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

o        you invest $10,000 in Investor A, Investor B or Investor C

         Shares of the Fund
o        your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above.

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

If you sold all your shares at the end of the period, your costs would be:

                       1 year     3 years    5 years       10 years
Investor A Shares     $ooo       $ooo       $ooo          $ooo
Investor B Shares     $ooo       $ooo       $ooo          $ooo
Investor C Shares     $ooo       $ooo       $ooo          $ooo


If you bought Investor B Shares and didn't sell them, your costs would be:

                      1 year     3 years    5 years       10 years
Investor B Shares     $ooo       $ooo       $ooo          $ooo

About the sub-adviser
The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. Feeder funds invest all of their assets in another fund, which is called a "master fund" or "master portfolio."

BAAI is the Master Portfolio's investment adviser.

The Master Portfolio is a "multiple manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (Invesco) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Portfolio. Five portfolio managers from Gartmore, Invesco's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Portfolio.

You'll find more about Gartmore, Invesco and Putnam on page o.

Why invest in an international equity fund?

Nations International Equity Fund

Investment objective
This Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Principal investment strategies
The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The portfolio managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

Securities the Master Portfolio invests in are principally common stocks, but the Master Portfolio may also invest in equity interests in foreign investment funds or trusts, real estate investment trust securities and depositary receipts.

The Master Portfolio may invest up to 35% of its assets in convertible securities, preferred stocks, bonds, notes, and other fixed income securities, including Eurodollar and foreign government securities. It also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

The Master Portfolio is a "multiple manager" fund. It has three portfolio managers, and each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

o Gartmore combines "top down," regional allocation with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect

o Invesco uses a "bottom up" approach, focusing exclusively on stock selection, and looking for long-term growth

o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines

International equity funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the U.S.

Investing internationally can also help reduce the risks associated with a portfolio of purely domestic investments, because foreign economies can have different market cycles, and are affected by different factors than the U.S. economy. However, investing internationally also involves special risks not associated with investing in the U.S. stock market.

You'll find more about other risks of investing in this Fund on page o and in the SAI.

"bottom up" stock selection with "top down" country allocation

This strategy is based on the belief that having multiple managers may result in better performance and more stable returns over time.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Risks and other things to consider Nations International Equity Fund has the following general risks:

o investment strategy risk - The portfolio managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high expected, or will fall. There is also a risk that the Master Portfolio's multiple manager strategy may not result in better performance or more stable returns.

o        foreign investment risk - Foreign investments may be riskier than U.S.
         investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments. o stock market risk The value of the stocks the Master Portfolio holds, like the stock market in general, can rise or fall over short as well as long periods.

o futures risk - The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Master Portfolio's volatility.

o        interest rate risk - The prices of the Master Portfolio's fixed
                                    20

The bar chart shows you the performance of the Fund's Investor A Shares. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.



         income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

o credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest and repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

o investing in the Master Portfolio - Other mutual funds and investors can buy shares of the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other investors in the Master Portfolio will have different shares prices and returns than the Fund because they all have different sales charges, and ongoing administrative and other expenses.

         The Fund can withdraw its entire investment from the Master Portfolio if the Board of Trustees of Nations Institutional Reserves believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid. The Fund might also have to pay brokerage, tax or other charges.

A look at the Fund's performance
Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%)

[bar chart here]

Best and worst quarterly
returns during this period:
Best: o quarter 19oo:      o%
Worst: o quarter 19oo:     o%

There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

Average annual total return as of December 31, 1998

                      1 year     3 years    5 years       10 years
Investor A Shares     $ooo       $ooo       $ooo          $ooo
Investor B Shares     $ooo       $ooo       $ooo          $ooo
Investor C Shares     $ooo       $ooo       $ooo          $ooo
The S&P 500           $ooo       $ooo       $ooo          $ooo

The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

What it costs to invest in the Fund

                                        Investor A   Investor B  Investor C
                                        Shares       Shares      Shares

Fees you pay directly
Maximum sales charge (load)
when you buy your shares                5.75%        none        none
Maximum deferred sales charge (load)
when you sell your shares               none(1)      5.00%(2)    1.00%(3)
Redemption fee, as a percentage
of the amount sold                      none(4)      none        none
Ongoing fees and expenses deducted from the Fund's assets
(the Fund's operating expenses)(5)
Management fees                         o%           o%          o%
Distribution (12b-1) and service fees   o%           o%          o%
Other expenses                          o%           o%          o%
Total annual fund operating expenses    o%           o%          o%
Fee waivers and/or reimbursements       o%           o%          o%
Total net expenses(6)                   o%           o%          o%

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them.

(2)This charge decreases over time. Please see page o for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page o for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page o for details.

(4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page o for details.

(5)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

(6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is designed to help you compare the cost of
                                      22
investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund
o your investment has a 5% return each year
o the Fund's operating expenses remain the same as shown in the table above.

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

If you sold all your shares at the end of the period, your costs would be:

                      1 year      3 years       5 years    10 years
Investor A Shares     $ooo       $ooo          $ooo         $ooo
Investor B Shares     $ooo       $ooo          $ooo         $ooo
Investor C Shares     $ooo       $ooo          $ooo         $ooo

If you bought Investor B Shares and didn't sell them, your costs would be:

                      1 year      3 years      5 years      10 years
Investor B Shares     $ooo       $ooo          $ooo          $ooo

About the sub-adviser

Gartmore is this Fund's sub-adviser. Philip Ehrmann, the head of the Gartmore Emerging Markets team, makes the day-to-day investment decisions for the Fund.

You'll find more about Gartmore on page o.

What's an emerging market?
This Fund considers a country to be an emerging market if:
o the International Finance Corporation has defined it as an emerging market
o it has a low-to-middle income economy according to the World Bank, or
o it's listed as developing in World Bank publications.

There are over 25 countries that currently meet these criteria, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

Nations Emerging Markets Fund

Investment objective
This Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

Principal investment strategies
The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.

The portfolio manager looks for emerging markets that have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

The manager starts with approximately 800 companies in the most promising markets, and

o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

o may visit companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Risks and other things to consider

You'll find more about other risks of investing in this Fund on page o and in the SAI.

The bar chart shows you the performance of the Fund's Investor A Shares. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

Nations Emerging Markets Fund has the following general risks:

o investment strategy risk - The manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the manager expects, or will fall.

o foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes also may apply to some foreign investments.

o stock market risk The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

o futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is always a risk that this could result in losses, reduce returns, increase transaction costs and increase the Fund's volatility.

MASTER/FEEDER OPTION: The Trustees of Nations Institutional Reserves may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. This master-feeder option is similar to that structure described for the Nations International Equity Fund, the Marsico Funds, and their respective Master Portfolios. See "Investing in the Master Portfolio" in the disclosure for those Funds.

In August 1999, the shareholders of the predecessor portfolio of Nations Emerging Markets Fund of Nations Fund Portfolios, Inc. voted to vest this authority to make such investment decision in the sole discretion of the Trustees of Nations Institutional Reserves, and such investment may be made without further approval of the shareholders of the Fund.

Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. This investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees of Nations Institutional Reserves would not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

A look at the Fund's performance

Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%)

[bar chart here]

Best and worst quarterly returns during this period:
Best: o quarter 19oo:      o%
Worst: o quarter 19oo:     o%

Average annual total return as of December 31, 1998

                   1 year       5 years       10 years
Investor A Shares   o.oo%        o.oo%        o.oo%
Investor B Shares   o.oo%        o.oo%        o.oo%
Investor C Shares   o.oo%        o.oo%        o.oo%
S&P 500             o.oo%        o.oo%        o.oo%

The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

There are two kinds of fees -- sales charges you pay directly, and ongoing fees and expenses that are deducted from the Fund's assets.

Total net expenses are actual expenses paid by the Fund after deducting waivers and/or reimbursements.

basis.

What it costs to invest in the Fund

                                        Investor A    Investor B   Investor C
                                           Shares        Shares      Shares
Fees you pay directly
Maximum sales charge (load)                5.75%        none         none
when you buy your shares                   none(1)      5.00%(2)     1.00%(3)
Maximum deferred sales charge (load)       none(4)      none         none
when you sell your shares
Redemption fee, as a percentage
of the amount sold
Ongoing fees and expenses deducted from the Fund's assets
(the Fund's operating expenses)
Management fees                              o%           o%           o%
Distribution (12b-1) and service fees        o%           o%           o%
Other expenses                               o%           o%           o%
Total annual fund operating expenses         o%           o%           o%
Fee waivers and/or reimbursements            o%           o%           o%
Total net expenses(5)                        o%           o%           o%


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page o for details.
(2)This charge decreases over time. Please see page o for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page o for details.
(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page o for details.
(4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page o for details.
(5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:
o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund
o your investment has a 5% return each year
o the Fund's operating expenses remain the same as shown in the table above.

This is an exmple only.
                                       26

Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



If you sold all your shares at the end of the period, your costs would be:

                      1 year    3 years     5 years     10 years
Investor A Shares     $ooo      $ooo        $ooo          $ooo
Investor B Shares     $ooo      $ooo        $ooo          $ooo
Investor C Shares     $ooo      $ooo        $ooo          $ooo


If you bought Investor B Shares and didn't sell them, your costs would be:

                      1 year    3 years     5 years     10 years
Investor B Shares     $ooo      $ooo        $ooo          $ooo

Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page o. The following are some other risks and information you should consider before you invest:

o Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America National Trust and Savings Association (Bank of America), the Federal Deposit Insurance Corporation or any other government agency. Your investment may lose money.

o Affiliates of Bank of America are paid for the services they provide to the Funds.

o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information.

o Foreign investment risk - Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund can invest up to 25% of their assets in foreign securities. The international funds can invest all of their assets in foreign securities. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from a lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

  Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Pacific

  Basin and the Far East, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

o Portfolio turnover - A Fund that replaces -- or turns over-- more than 100% of its securities in a year may have higher brokerage costs than a Fund that is trading less frequently. This may also result in larger distributions of capital gains to shareholders. All of the Funds generally buy securities for capital appreciation, investment income, or both, and do not engage in short-term trading. You'll find the portfolio turnover rate for each Fund in the Financial highlights.

o Preparing for the year 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

  All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

  A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of many foreign issuers, governments or other entities may not be ready for the year 2000.

Banc of America Advisors, Inc.
One Bank of America Plaza
Charlotte, North Carolina
28255

How the Funds are managed

Investment adviser

BAAI is the investment adviser to the equity and international funds, as well as to over 60 other mutual fund portfolios in the Nations Funds Family.

BAAI is a registered investment adviser. It's a wholly owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to Nations Funds.

BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal period (April 1, 1998 to March 31, 1999), after waivers and reimbursements:

Annual investment advisory fee, as a % of average daily net assets

                                      Maximum      Actual fee paid
                                   advisory fee     last fiscal year

Nations Marsico Focused
   Equities Fund                        o.oo                o.oo
Nations Marsico Growth &
   Income Fund                          o.oo                o.oo
Nations Strategic Equity
   Fund                                 o.oo                o.oo
Nations International Value
   Fund                                 o.oo                o.oo
Nations International Equity
   Fund                                 o.oo                o.oo
Nations Emerging Markets Fund           o.oo                o.oo

Marsico Capital Management, LLC
1200 17th Street
Suite 1300
Denver, Colorado
80202

Investment sub-advisers

Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of the Boards of Directors/Trustees of Nations Funds and BAAI.

Marsico Capital Management, LLC
Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has [$65] billion in assets under management.

Marsico Management Holdings, LLC, a wholly owned subsidiary of Bank of America, owns 50% of the equity of Marsico Capital.

Marsico Capital is the investment sub-adviser to:
o Nations Marsico Focused Equities Master Portfolio
o Nations Marsico Growth & Income Master Portfolio

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these Portfolios. Before forming the company, Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation. He has more than 20 years of experience as a securities analyst and portfolio manager.

Performance of other equity funds managed by Thomas Marsico Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

The Janus Twenty Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

Average annual total returns as of August 7, 1997

                        Janus Twenty Fund              S&P 500
                             (%)                         (%)

one year                     48.21                       46.41
three years                  32.07                       30.63
five years                   20.02                       20.98
during the period of
Mr. Marsico's management
(January 31, 1988 to
August 7, 1997)              23.38                       18.20


This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Janus Growth and Income Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from is inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The S&P 500 is a broadly based index of 500 large U.S. companies. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

Average annual total returns as of August 7, 1997

                         Janus Growth
                         and Income
                         Fund                      S&P 500
                          (%)                       (%)

one year                 47.77                     46.41
three years              31.13                     30.63
five years               21.16                     20.98
during the period of
Mr. Marsico's management

(May 31, 1991 to
August 7, 1997)             21.19               18.59

Brandes Investment Partners, L.P.
12750 High Bluff Drive
San Diego, California
92130

This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

Brandes Investment Partners, L.P.
Founded in 1974, Brandes is an investment advisory firm with 37 investment professionals who manage more than $20 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' [Large Cap Investment Committee] is responsible for making the day-to-day investment decisions for the Portfolio.

Performance of other international equity funds and accounts managed by Brandes Nations International Value Fund has been in operation since [o], so it has a short performance history. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.

The Brandes composite has an investment objective, policies and strategies that are similar to Nations International Value Fund.

The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 1998. The MSCI EAFE Index is an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.

Average annual total returns as of December 31, 1998

                      Brandes                MSCI EAFE
                      Composite              Index
                      (%)                    (%)

one year              o.oo                   o.oo
three years           o.oo           o.oo
five years            o.oo           o.oo
since inception
(o, o , o)            o.oo           o.oo

Gartmore Global Partners
One Bank of America Plaza
Charlotte, North Carolina
28255

Average annual total returns as of December 31, 1998

                      Brandes          MSCI EAFE
                      Composite        Index
                      (%)               (%)

1998                  o.oo               o.oo
1997                 20.00               1.78
1996                 16.34               6.05
1995                 13.75              11.21
1994                (2.98)               7.78
1993                40.86               32.56
1992                 6.28              (12.17)
1991                40.17               12.13

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Brandes composite includes Brandes International Equity Fund and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite don't reflect the returns of any particular account of Brandes.

Gartmore Global Partners
Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $o billion in assets.

Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio and is the investment sub-adviser to Nations Emerging Markets Fund.

Nations International Equity Master Portfolio is co-managed by five portfolio managers:

Philip Ehrmann has been responsible since June 1998 for the Master Portfolio's investments in developing countries. He has also been the principal portfolio manager for Nations Emerging Markets Fund since he joined Gartmore in 1995, and is head of the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Ehrmann was the director of emerging markets for Invesco in London. He began his career in 1981 as an institutional stock broker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh has been responsible since June 1998 for the Master Portfolio's investments in Asia. She has also been principal portfolio manager of Nations Pacific Growth Fund since it was formed in June 1995. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

Mark Fawcett has been responsible since June 1998 for the Master Portfolio's investments in Japan. He is also senior investment manager for the Gartmore Japanese Equities Team and has specific responsibility for large stock research. Before joining Gartmore in 1991, he worked on the Far East desk of Provident Mutual managing funds invested in Japan. He graduated from Oxford University in 1986 with an honors degree in Mathematics and Philosophy.

Stephen Jones has been responsible for the Master Portfolio's investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France,

INVESCO Global Asset
Management (N.A), Inc.
1315 Peachtree Street, N.E.
Atlanta, Georgia
30309

Putnam Investment
Management, Inc.
One Post Office Square
Boston, Massachusetts
02109

Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

Stephen Watson has been responsible since June 1998 for allocating the Master Portfolio's assets among the various regions in which it invests, and for determining the Master Portfolio's investments in regions not covered by the other portfolio managers. He was the Master Portfolio's sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

Nations Emerging Markets Fund is managed by Philip Ehrmann, the head of Gartmore Emerging Markets Team. He has managed the Fund since 1995. He also co-manages Nations International Equity Master Portfolio.

INVESCO Global Asset Management (N.A), Inc.
Invesco is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

Invesco is one of three investment sub-advisers to Nations International Equity Master Portfolio. Invesco's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

Putnam Investment Management, Inc.
Putnam is a wholly owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

Stephens Inc.
111 Center Street
Little Rock, Arkansas
72201

First Data Investor Services
Group, Inc.
One Exchange Place
Boston, Massachusetts
02109

Other service providers
The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay service fees or commissions to companies that assist investors in buying shares of the Funds.

BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out of pocket expenses. The fee is paid monthly, and is calculated as an annual percentage of the average daily net assets of the Funds, as follows:

Domestic equity funds         0.23%
International funds           0.22%

First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment

We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent means the company that employs your investment professional. Selling agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America, that have signed an agreement with us or Stephens.

For more information about how to choose a share class, contact your investment professional or call us at 1-800-321-7854.

For more information about distribution (12b-1) and shareholder servicing fees, see How selling agents are paid.

Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.

                    Investor A    Investor B              Investor C
                    Shares        Shares                  Shares

Maximum amount
you can buy         no limit       $250,000                no limit
Maximum front-end
sales charge        5.75%          none                    none
Maximum deferred
sales charge        none(1)        5.00%                   1.00%
Redemption fee      none(2)        none                    none
Maximum annual
shareholder         0.25%         0.75% distribution       0.75% distribution
distribution (12b-1)combined      (12b-1)fee               (12b-1)fee
and servicing fees  fee           0.25% service fee        0.25% service fee
Conversion feature  none          yes                      none


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page o for details.

(2)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page o for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or CDSC that applies, and when you're required to pay the charge.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower distribution (12b-1) and shareholder servicing fees than Investor B and Investor C Shares, which means that Investor A Shares can be expected to earn relatively higher dividends per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can accumulate distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

The offering price per share is the net asset value per share plus any sales charge that applies.

The net asset value per share is the price calculated for a Fund at the end of every business day.


ABOUT INVESTOR A SHARES

There is no limit to the amount you can invest in Investor A Shares. You may pay a front-end sales charge when you buy your shares, or in some cases, a contingent deferred sales charge (CDSC) when you sell your shares.

FRONT-END SALES CHARGE

o You'll pay a front-end sales charge when you buy Investor A Shares, unless:

o you qualify for a reduction or waiver of the sales charge. You can find out if you qualify for a reduction or waiver in WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE.

o you're reinvesting dividends or distributions


The sales charge you'll pay depends on the amount you're investing -- the larger the investment, the smaller the sales charge.

                                                       Amount retained

                     Sales charge    Sales charge      by selling agents
                     as a % of the   as a % of the     as a % of the
                     offering price  net asset value   offering price

Amount you bought    per share       per share         per share

$0 - $49,999             5.75%            6.10%         5.00%
$50,000 - $99,999        4.50%            4.71%         3.75%
$100,000 - $249,999      3.50%            3.63%         2.75%
$250,000 - $499,999      2.50%            2.56%         2.00%
$500,000 - $999,999      2.00%            2.04%         1.75%
$1,000,000 or more       0.00%            0.00%         minimum 1.00%(1)

(1) 1.00% on the first $3,000,000, plus 0.50% on the next $47,000,000, plus
    0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within two years from the time they were bought. Please see HOW SELLING AGENTS ARE PAID For more information.

CONTINGENT DEFERRED SALES CHARGE

You'll pay a CDSC if you buy $1,000,000 or more of Investor A Shares and sell them within two years of buying them.

If you sell your shares                    You'll pay a CDSC of

during the first year you own them         1.00%
during the second year you own them        0.50%

The CDSC is calculated from the day your purchase is accepted (the TRADE DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested dividends and distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

Redemption fee

There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them

o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings.

This fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time.

ABOUT INVESTOR B SHARES

You can buy up to $250,000 of Investor B Shares in total. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

CONTINGENT DEFERRED SALES CHARGE

You'll pay a CDSC when you sell your Investor B Shares, unless:

o you bought the shares on or after January 1, 1996 and before August 1, 1997

o you received the shares from reinvested dividends and distributions

o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 00.

The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

Your selling agent receives a commission when you buy Investor B Shares. Please see HOW SELLING AGENTS ARE PAID for more information.


-------------------------------------------------------------------------------------------------------------------------------
If you sell your shares during                             You'll pay a CDSC of
the following year:
                                -----------------------------------------------------------------------------------------------
                                                                                                         Shares you
                                                                                                         bought        Shares
                                                                                                         on or after   you
                                Shares you                                                               1/1/1996 and  bought
                                bought after    Shares you bought between 8/1/1997 and 11/15/1998        before        before
                                11/15/1998                   in the following amounts:                   8/1/1997      1/1/1996

                                             $0 - $249,999  $250,000 - $499,999  $500,000 - $999,999
the first year you own them        5.0%           5.0%             3.0%                 2.0%               zero         5.0%
the second year you own them       4.0%           4.0%             2.0%                 1.0%               zero         4.0%
the third year you own them        3.0%           3.0%             1.0%                 zero               zero         3.0%
the fourth year you own them       3.0%           3.0%             zero                 zero               zero         2.0%
the fifth year you own them        2.0%           2.0%             zero                 zero               zero         2.0%
the sixth year you own them        1.0%           1.0%             zero                 zero               zero         1.0%
after six years of owning them     zero           zero             zero                 zero               zero         zero

The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

ABOUT THE CONVERSION FEATURE
Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                        Will convert to Investor A Shares after

Investor B Shares you bought            you've owned them for
after November 15, 1998                 eight years
between August 1, 1997
and November 15, 1998
   $0 - $249,000                        nine years
   $250,000 - $499,999                  six years
   $500,000 - $999,999                  five years
before August 1, 1997                   nine years

The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

Here's how the conversion works:
o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

o Shares are converted at the end of the month in which they become eligible for conversion.

o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

o Any Investor B Shares you received from reinvested dividends or distributions will convert to Investor A Shares at the same time the original purchase is converted.

o If you exchange Investor B Shares of Funds other than money market funds, the conversion date is based on the trade date of your original purchase.

ABOUT INVESTOR C SHARES

There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

CONTINGENT DEFERRED SALES CHARGE
You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

o you received the shares from reinvested dividends and distributions

o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 00.

The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

Your selling agent receives a commission when you buy Investor C Shares. Please see HOW SELLING AGENTS ARE PAID for more information.

Please contact your investment professional for more information about reductions and waivers of sales charges.

You should tell your investment professional that you may qualify for a reduction or a waiver at the time you make the transaction.

We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

FRONT-END SALES CHARGES
(Investor A Shares)

There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

o COMBINE PURCHASES YOU'VE ALREADY MADE
  Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own (except money market funds and index funds) with Investor A Shares you've recently bought to calculate the sales charge. You'll pay a sales charge on the current net asset value or the original purchase cost, whichever is higher.

o COMBINE PURCHASES YOU PLAN TO MAKE

  By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

  o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

  o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

  o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

  o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

  o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

o COMBINE PURCHASES WITH FAMILY MEMBERS
  You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Purchases of money market funds don't qualify.

The following people can buy Investor A Shares without paying a front-end sales charge:

o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

o accounts opened by a bank, trust company or thrift institution, acting as a fiduciary

o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with another trustee and invested in the Funds within 90 days. Investors who transfer their proceeds to a fiduciary account may continue to buy shares in the Funds without paying a front-end sales charge.

o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

o registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

o employees or partners of any service provider to the Funds

o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts

The following plans can buy Investor A Shares without paying a front-end sales charge:

o pension, profit-sharing or other employee benefit plans established under
  Section 401 or Section 457 of the tax code

o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

  o have at least $500,000 invested in Investor A Shares of Nations Funds (except money market funds), or

  o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except money market funds), or

  o be an employer-sponsored plan with at least 100 eligible participants, or

  o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent. Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.

You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

CONTINGENT DEFERRED SALES CHARGES
(Investor A, Investor B and Investor C Shares)

You won't pay a CDSC on the following transactions:

o shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

o the following retirement plan distributions:

  o lump-sum or other distributions from a qualified corporate or self- employed retirement plan following the retirement (or following attainment of 59 1/2 in the case of a "key employee" of a "top heavy" plan)

  o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

  o a tax-free return of an excess contribution to an IRA

  o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

o shares sold because Nations Funds combine with another registered company through a merger, acquisition of assets or other transaction

o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000.

We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustee or director of the Nations Funds or other management companies managed by Bank of America.

You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

If you don't have an investment professional, call us at 1-800-321-7854. We'll be pleased to recommend investment professionals in your area.

Your selling agent may have different limits, charge other fees, or have different policies for buying, selling and exchanging shares than those described in this prospectus.

Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

Some people prefer to invest directly with Nations Funds. You can find out how to open an account, and buy, sell and exchange shares by writing us or calling us at 1-800-321-7854.

The table on the next page summarizes some key information about buying, selling and exchanging shares. These are described in more detail on the following pages. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

Please contact your investment professional or selling agent, or call us at 1-800-321-7854 if you have any questions about how to place an order or set up one of our automatic plans.


------------------------------------------------------------------------------------------------------------------------------------
                   Ways to buy, sell    How much you can buy, sell or exchange          Other things to know
                   or exchange
------------------------------------------------------------------------------------------------------------------------------------

Buying shares       In a lump sum       o minimum initial investment:                   There is no limit to the amount you can
                                        o $1,000 for regular accounts                   invest in Investor A and C Shares. You can
                                        o $500 for traditional and Roth IRA accounts    invest up to $250,000 in Investor B Shares
                                        o [$250 for non-working spousal IRAs]           in total.
                                        o [$000 for education IRAs]
                                        o $250 for certain fee-based accounts
                                        o no minimum for certain retirement plan
                                          accounts like 401(k) plans and SEP
                                          accounts, but other restrictions apply.

                                        minimum additional investment:
                                        o $100 for all accounts

                    Using our           o minimum initial investment:                   You can buy shares monthly, twice a month or
                    Systematic          o $100                                          quarterly, using automatic transfers from
                    Investment          o minimum additional investment:                your bank account.
                    Plan                o $50
------------------------------------------------------------------------------------------------------------------------------------
                                        o you can sell up to $50,000 of your           We'll deduct any CDSC from the amount
                                          shares by telephone, otherwise there         you're selling and send you or your
                                          are no limits to the amount you can sell     selling agent the balance, usually
                                        o other restrictions may apply to              within three business days of
Selling shares     In a lump sum          withdrawals from retirement plan accounts    receiving your order.


                   Using our Automatic  o minimum $25                                  Your account balance must be at least
                   Withdrawal Plan        per withdrawal                               $10,000 to set up the plan. You can
                                                                                       make withdrawals monthly, twice a
                                                                                       month or quarterly. We'll send your
                                                                                       money by check or deposit it directly
                                                                                       to your bank account. No CDSC is
                                                                                       deducted if you withdraw 12% or less
                                                                                       of the value of your shares in a
                                                                                       class.

-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    In a lump sum      o minimum $1,000 per exchange                  Investor A Shares:
                                                                                       o You can exchange Investor A Shares of
                                                                                         a Fund for Investor A Shares of all
                                                                                         other Nations Funds, except index
                                                                                         funds. You generally won't pay a
                                                                                         front-end sales charge on the shares
                                                                                         you're buying, or a CDSC or redemption
                                                                                         fee on the shares

                                       52

                                                                                            you're selling.
                                                                                         Investor B Shares:

                                                                                         o You can exchange Investor B Shares
                                                                                           of a Fund for Investor B Shares of
                                                                                           all other Nations Funds, or for
                                                                                           Investor C Shares of money market
                                                                                           funds. You won't pay a CDSC on the
                                                                                           shares you're selling.

                                                                                          Investor C Shares:
                                                                                          o You can exchange Investor C Shares
                                                                                            of a Fund, except money market
                                                                                            funds, for Investor C Shares of all
                                                                                            other Funds, except money market
                                                                                            funds or index funds, or for Daily
                                                                                            Shares of money market funds. You
                                                                                            won't pay a CDSC on the shares
                                                                                            you're selling.

 Using our Automatic      o minimum $25                                                   o Not available for Investor B Shares.
 Exchange Feature           per exchange                                                  o You must already have an investment in
                                                                                            the Funds you want to buy and sell. You
                                                                                            can make exchanges monthly or quarterly.

                                       53



A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the New York Stock Exchange
(NYSE), usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

o VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order. If this happens, we'll return any money we've received to your selling agent.

[The following information will go in a box.]

TELEPHONE ORDERS

You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

o Telephone orders may be difficult to complete during periods of significant economic or market change.

[end of box]

The offering price per share is the net asset value per share plus any sales charge that applies.

The net asset value per share is the price calculated for a Fund at the end of every business day.

BUYING SHARES
Here are some general rules for buying shares:

o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at the net asset value per share.

o If we don't receive your money within three business days of receiving your order, we'll refuse the order and notify your selling agent.

o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.

MINIMUM INITIAL INVESTMENT
The minimum initial amount you can buy is usually $1,000.

If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:
o $500 for traditional and Roth individual retirement accounts (IRAs)
o [$250 for non-working spousal IRAs]
o [$000 for education IRAs]
o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts
o $100 for Systematic Investment Plans
o There is no minimum for 401(k) plans, simplified employee pension plans
  (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, the value of your account must be at least $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account. Otherwise, we may sell the shares in your account if we give you 60 days notice in writing.

MINIMUM ADDITIONAL INVESTMENT

You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

[The following information will go in a box]

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

o You can buy shares twice a month, monthly or quarterly.

o You can choose to have us transfer your money on or about the 15th or the last day of the month.

o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 0, 1997. For details, please contact your investment professional.

[END OF BOX]

For more information about telephone orders, see page 00.

SELLING SHARES

Here are some general rules for selling shares:

o We'll deduct any CDSC from the amount you're selling and send you the balance.

o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire to your selling agent or to you within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days, or until the check has cleared.

o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares, or delay payment of the sale proceeds for up to seven days.

We may sell your shares:

o if the value of your account after you sell any shares falls below $500. We'll give you 60 days notice in writing if we're going to do this

o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

o under certain other circumstances allowed under the 1940 Act.

[THE FOLLOWING INFORMATION WILL GO IN A BOX.]

AUTOMATIC WITHDRAWAL PLAN

The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

o Your account balance must be at least $10,000 to set up the plan. o If you set up the plan after you've opened your account, your signature must be guaranteed.

o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

o We'll send you a check or deposit the money directly to your bank account. o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your Fund is earning, you'll eventually use up your original investment.

[END OF BOX]

You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

EXCHANGING SHARES

You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

Here's how exchanges work:

o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

o The rules for buying a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

o You may only make an exchange into a Fund that is legally sold in your state of residence.

o You generally may only make an exchange into a Fund that is accepting investments.

o We may limit the number of exchanges you can make within a specified period of time.

o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (currently 60 days for a material change or cancellation), unless we are required to do so because of unusual circumstances.

o You cannot exchange any shares you own in certificate form until First Data has received the certificate and deposited the shares to your account.

EXCHANGING INVESTOR A SHARES

You can exchange Investor A Shares of a Fund for Investor A Shares of all other Nations Funds, except index funds.

Here are some rules for exchanging Investor A Shares:

o You won't pay a front-end sales charge on the shares of the Fund you're buying if: o you're selling shares of a Fund other than a money market fund, and o the maximum sales charge that applies to the shares you're buying is equal to or less than:

o the sales charge you paid on the shares of the Fund you're selling, plus o any sales charge you paid on Investor A Shares of any other Fund that you previously exchanged to buy those shares. You must tell First Data, Stephens or their agents about the previous exchange.

o You won't pay a CDSC on the shares you're selling. Any

  CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

o You won't pay a redemption fee on the shares you're selling. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. The fee will be based on the period from when you bought the original shares until you sold the shares you received from the exchange, unless you received shares of a money market fund. In that case, the fee will only be based on the period from when you bought the original shares until you sold them. Any redemption fee will be paid to the original Fund.

EXCHANGING INVESTOR B SHARES

You can exchange Investor B Shares of a Fund for Investor B Shares of all other Nations Funds, or for Investor C Shares of money market funds.

You won't pay a CDSC on the shares you're selling. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange, unless you received Investor C Shares of a money market fund. In that case, the CDSC will only be based on the period from when you bought the original shares until you sold them.

EXCHANGING INVESTOR C SHARES

You can exchange Investor C Shares of a Fund, except money market funds, for:

o Investor C Shares of all other Nations Funds, except money market funds or index funds
o Daily Shares of money market funds

You won't pay a CDSC on the shares you're selling. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange, unless you received Daily Shares of a money market fund. In that case, the CDSC will only be based on the period from when you bought the original shares until you sold them.

You'll pay a CDSC when you sell your shares within 30 days of receiving them from an exchange. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC applicable to any shares that were exchanged within the 30 days prior to the redemption.

[THE FOLLOWING INFORMATION WILL GO IN A BOX.]

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

o Send your request to First Data in writing or call [First Data's telephone number].

o You must already have an investment in the Funds you want to buy and sell.
o You can choose to have us transfer your money on or about the 15th or the last day of the month in which the exchange is scheduled to occur.
o The rules for making exchanges apply to automatic exchanges.

[END OF BOX]

The distribution fee is often referred to as a "12b-1"fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

Your selling agent may charge other fees related to services provided to your account.

How selling agents are paid

Your selling agent usually receives compensation when you invest in the Funds. The kind and amount of the compensation depends on the share class you invest in.

Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive a commission when you buy a Fund. The amount of the commission depends on which share class you choose:
o up to [5.00%] of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares.
o up to [4.00%] of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

o up to [1.00%] of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

Selling agents may receive annual distribution (12b-1) and shareholder servicing fees for selling shares and providing services to investors.

                        Maximum annual distribution (12b-1)
                        and shareholder servicing fees
                        (as an annual % of average daily net assets)
Investor A Shares       0.25% combined distribution (12b-1) and servicing fee
Investor B Shares       0.75% distribution (12b-1) fee , 0.25% servicing fee
Investor C Shares       0.75% distribution (12b-1) fee, 0.25% servicing fee

Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment, and may cost you more than any sales charges you may pay.

We pay these fees according to our agreements with selling agents for as long as the plan continues, while they are eligible to receive the fees. We and Stephens may reduce or discontinue payments at any time.

receive the fees. We and Stephens may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling agents may also receive:
o a bonus, incentive or other compensation if they sell a minimum dollar amount of shares of the Funds during a specified period
o additional amounts on all sales of shares:
o up to 1.00% of the offering price per share of Investor A Shares
o up to 4.00% of the net asset value per share of Investor B Shares
o up to 0.75% of the net asset value per share of Investor C Shares
o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Stephens or BAAI may make this compensation available only to selected selling agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling agents. Selected selling agents may also receive compensation for opening a minimum number of accounts.

Stephens is responsible for paying the costs of this compensation, and may be reimbursed for them under the 12b-1 plan or when a CDSC is deducted. Stephens may cancel any compensation program at any time.

BAAI may pay amounts from its own assets to Stephens or other selling agents for administrative or distribution related services they provide to shareholders.

THE POWER OF COMPOUNDING

You can choose to reinvest your distributions in additional shares of the same Fund and class.

Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment.

Distributions and taxes
ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:
o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gains, including net short-term capital gains, at least once a year.

The frequency of distributions of net investment income vary by Fund:

                                         FREQUENCY OF INCOME
FUND                                     DISTRIBUTIONS
Nations Marsico Focuses Equities Fund      quarterly
Nations Marsico Growth & Income Fund       quarterly
Nations International Value Fund           annually
Nations International Equity Fund          quarterly
Nations Emerging Markets Fund              quarterly

A distribution is paid based on the number of shares you hold on the day before the distribution is declared. Shares of the Funds are eligible to receive distributions from the TRADE DATE of the purchase, as long as it's at least one day before a distribution is declared, up to the day before the shares are sold.

Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.

For more information about taxes, please see the SAI.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you want to receive your distributions you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gains, you will, in effect, receive part of your purchase back if and when the Fund sells those securities, and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gains.

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of net investment income, including net foreign currency gains and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of these distributions from their taxable income.

Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gains. Individual, trust and estate shareholders may be taxed on these distributions at preferential rates.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

o WITHHOLDING TAX

We're required by federal law to withhold tax of 31% on any distributions and sale proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:
o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply
o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
o the IRS informs us that you are otherwise subject to backup withholding.

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also required by federal law to withhold tax on distributions paid to some foreign shareholders.

o FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the international funds -- have special tax considerations. You'll generally be required to:
o include in your gross income your proportional amount of foreign taxes paid by the fund
o treat this amount as foreign taxes you paid directly
o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, you can claim up to $300 ($600 if you're filing jointly) as a foreign tax credit.

o TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. You'll find the auditor's report and Nations Funds financial statements in the SAI. Please see the back cover to find out how you can get a copy.

Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. You'll find the auditor's report and Nations Funds financial statements in the SAI. Please see the back cover to find out how you can get a copy.

[financial highlights tables for each Fund here]

NATIONS MARSICO FOCUSED EQUITIES
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          Period ended
INVESTOR A SHARES                                          03/31/98*#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period          $ 10.00
Net investment income/(loss)                            ( 0.01)
 Net realized and unrealized capital gain on
 investments                                              2.15
Net increase in net asset value from operations           2.14
 DISTRIBUTIONS:
Dividends from net investment income                      0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, the end of the period                  $ 12.14
 TOTAL RETURN++                                          21.40%
====================================================    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $6,056
 Ratio of operating expenses to average net assets        1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.55)%+
 Portfolio turnover rate                                   25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.




NATIONS MARSICO FOCUSED EQUITIES
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          Period ended
INVESTOR B SHARES                                          03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.00
Net investment income/(loss)                            ( 0.04)
 Net realized and unrealized gain/(loss) on
 investments                                              2.17
Net increase/(decrease) in net asset value from
 operations                                               2.13
 DISTRIBUTIONS:
Dividends from net investment income                      0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, end of period                          $ 12.13
 TOTAL RETURN ++                                         21.30%
====================================================    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $20,446
 Ratio of operating expenses to average net assets        2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.30)%+
 Portfolio turnover rate                                   25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

NATIONS MARSICO FOCUSED EQUITIES
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          Period ended
INVESTOR C SHARES                                          03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.00
Net investment income/(loss)                            ( 0.04)
 Net realized and unrealized gains on investments         2.17
Net increase in net asset value from operations           2.13
 DISTRIBUTIONS:
Dividends from net investment income                      0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, end of period                          $ 12.13
 TOTAL RETURN++                                          21.30%
====================================================    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $  469
 Ratio of operating expenses to average net assets        2.52%+(a)
Ratio of net investment loss to average net assets      ( 1.30)%+
 Portfolio turnover rate                                   25%
Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.




NATIONS MARSICO GROWTH & INCOME
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                         Period ended
INVESTOR A SHARES                                         03/31/98*#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period          $ 10.00
Net investment income                                     0.00 (b)
 Net realized and unrealized gain on investments          2.02
Net increase in net asset value from operations           2.02
 Dividends from net investment income                     0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, end of the period                      $ 12.02
 TOTAL RETURN++                                          20.20%
====================================================    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 1,141
 Ratio of operating expenses to average net assets        1.34 +(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.13 +
 Portfolio turnover rate                                    22%
Ratio of operating expenses to average net assets
 without fee waivers and/or expense
 reimbursements                                           2.22 +(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
                           (b) Amount represents less than $0.01 per share.

NATIONS MARSICO GROWTH & INCOME
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          Period ended
INVESTOR B SHARES                                          03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.00
Net investment income                                   ( 0.02)
 Net realized and unrealized gain on investments          2.04
Net increase in net asset value from operations           2.02
 DISTRIBUTIONS:
Dividends from net investment income                      0.00
Distributions from net realized capital gains             0.00
 Total dividends and distributions                        0.00
Net asset value, end of period                          $ 12.02
 TOTAL RETURN++                                          20.20%
====================================================    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $7,907
 Ratio of operating expenses to average net assets        2.09%+(a)
Ratio of net investment income/loss to average net
 assets                                                 ( 0.62)%+
 Portfolio turnover rate                                   22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.



NATIONS MARSICO GROWTH & INCOME
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          Period ended
INVESTOR C SHARES                                          03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.00
Income from investment operations:
 Net investment income                                  ( 0.02)
Net realized and unrealized gain on investments           2.04
 Net increase in net asset value from operations          2.02
DISTRIBUTIONS:
Dividends from net investment income                      0.00
 Distributions from net realized capital gains            0.00
Total dividends and distributions                         0.00
 Net asset value, end of period                         $ 12.02
TOTAL RETURN++                                           20.20%
====================================================    =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $  518
Ratio of operating expenses to average net assets         2.09%+(a)
 Ratio of net investment income/loss to average net
 assets                                                   0.62%+
Portfolio turnover rate                                    22%
 Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations International Value Fund



                                                                  PERIOD       YEAR         PERIOD
                                                                  ENDED        ENDED        ENDED
Investor A Shares*                                               5/15/98     11/30/97   11/30/96**(a)
---------------------------------------------------------------------------------------------------------
Operating performance:
Net asset value, beginning of period                             $ 13.13        $ 11.29    $ 10.00
---------------------------------------------------------------------------------------------------------
Net investment income                                               0.08           0.01       0.04
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on securities                     2.52           1.91       1.31
---------------------------------------------------------------------------------------------------------
Total income from investment operations                             2.60           1.92       1.35
---------------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                                --            (0.01)     (0.04)
---------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                        --            (0.05)        --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains on securities               (0.29)          (0.02)     (0.02)
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (0.29)          (0.08)     (0.06)
---------------------------------------------------------------------------------------------------------
Net change in net asset value                                      2.31            1.84       1.29
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 15.44         $ 13.13    $ 11.29
---------------------------------------------------------------------------------------------------------
Total return                                                      20.22%++        17.11%     13.54%++
---------------------------------------------------------------------------------------------------------
Ratios to average net assets supplemental data:
Net assets, end of period (000s)                                 $5,128         $ 4,259    $   115
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.81%+         1.73%      0.00%+
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               1.21%+         0.26%      1.83%+
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets***                         1.82%+         1.93%     57.40%+
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets***     1.20%+         0.06%    (55.57%)+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   88%++          29%        50%++

  * Investor A Shares of Nations International Value Fund were formerly Retail Shares of the Emerald International Equity Fund, a predecessor portfolio.
 ** For the period December 27, 1995 (commencement of operations) through
    November 30, 1996.
*** During the period, certain fees were voluntarily reduced and/or reimbursed reimbursements had not occurred, the ratios would have been as indicated.
(a) Effective August 19, 1996, Brandes became the Fund's Investment
    Sub-Adviser.
  + Annualized.
 ++ Not annualized.

NATIONS INTERNATIONAL EQUITY FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                           PERIOD

                                                         YEAR ENDED     YEAR ENDED
INVESTOR A SHARES                                         03/31/98#      03/31/97#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 13.01     $ 13.39
Net investment income/(loss)                               0.07        0.05
 Net realized and unrealized gain/(loss) on
 investments                                               1.94        0.11
Net increase/(decrease) in net asset value from
 operations                                                2.01        0.16
 DISTRIBUTIONS:
Dividends from net investment income                      ( 0.15)    ( 0.09)
Distributions in excess of net investment income          ( 0.04)    ( 0.00)(b)
 Distributions from net realized capital gains            ( 0.16)    ( 0.42)
Distributions in excess of net realized capital gains         --     ( 0.03)
 Total dividends and distributions                        ( 0.35)    ( 0.54)
Net asset value, end of period                           $ 14.67     $ 13.01
 TOTAL RETURN++                                            15.77%      1.08%
=======================================================  =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $13,477     $9,443
 Ratio of operating expenses to average net assets          1.39%      1.41%
Ratio of net investment income/(loss) to average
 net assets                                                 0.51%      0.37%
 Portfolio turnover rate                                      64%       36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.39%      1.41%



                                                         PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
INVESTOR A SHARES                                        03/31/96(A)#    05/31/95#    05/31/94#    05/31/93*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.67        $ 12.00      $ 10.56      $ 10.38
Net investment income/(loss)                              0.04           0.11         0.06         0.07
 Net realized and unrealized gain/(loss) on
 investments                                              1.78         ( 0.20)        1.44         0.21
Net increase/(decrease) in net asset value from
 operations                                               1.82         ( 0.09)        1.50         0.28
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.04)        ( 0.02)      ( 0.04)      ( 0.08)
Distributions in excess of net investment income        ( 0.04)           --            --          --
 Distributions from net realized capital gains          ( 0.02)        ( 0.12)      ( 0.02)      ( 0.02)
Distributions in excess of net realized capital gains      --          ( 0.10)          --          --
 Total dividends and distributions                      ( 0.10)        ( 0.24)      ( 0.06)      ( 0.10)
Net asset value, end of period                          $ 13.39        $ 11.67      $ 12.00      $ 10.56
 TOTAL RETURN++                                          15.66%        ( 0.69)%      14.00%        2.91%
======================================================= =======        =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $7,643         $4,877       $3,219       $  839
 Ratio of operating expenses to average net assets        1.42%+         1.28%        1.42%        1.55%+
Ratio of net investment income/(loss) to average
 net assets                                               0.40%+         0.92%        0.50%        0.78%+
 Portfolio turnover rate                                   26%            92%           39%         41%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.43%+         1.29%        1.43%        1.62%+

                           * Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.
                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01 per share.


NATIONS INTERNATIONAL EQUITY        FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                      PERIOD

                                                         YEAR ENDED    YEAR ENDED
INVESTOR B SHARES                                         03/31/98#     03/31/97#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 12.83     $ 13.27
Net investment income/(loss)                             ( 0.03)     ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                               1.92        0.10
Net increase/(decrease) in net asset value from
 operation                                                 1.89        0.05
 DISTRIBUTIONS:
Dividends from net investment income                         --      ( 0.04)
Distributions in excess of net investment income             --      ( 0.00)**
 Distributions from net realized capital gains           ( 0.16)     ( 0.42)
Distributions in excess of net realized capital gains        --      ( 0.03)
 Total dividends and distributions                       ( 0.16)     ( 0.49)
Net asset value, end of period                           $ 14.56     $ 12.83
 TOTAL RETURN++                                           14.93%       0.28%
=======================================================  =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's):                    $34,119     $36,698
 Ratio of operating expenses to average net assets         2.14%       2.16%
Ratio of net investment income/(loss) to average
 net assets                                              ( 0.24)%    ( 0.38)%
 Portfolio turnover rate                                     64%         36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.14%       2.16%



                                                         PERIOD ENDED   YEAR ENDED     PERIOD ENDED
INVESTOR B SHARES                                        03/31/96(A)#    05/31/95#      05/31/94*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.56         $ 11.96     $ 10.51
Net investment income/(loss)                            ( 0.02)           0.05      ( 0.00)**
 Net realized and unrealized gain/(loss) on
 investments                                              1.78          ( 0.22)       1.51
Net increase/(decrease) in net asset value from
 operation                                                1.76          ( 0.17)       1.51
 DISTRIBUTIONS:
Dividends from net investment income                       --           ( 0.01)     ( 0.04)
Distributions in excess of net investment income        ( 0.03)             --         --
 Distributions from net realized capital gains          ( 0.02)         ( 0.12)     ( 0.02)
Distributions in excess of net realized capital gains      --           ( 0.10)        --
 Total dividends and distributions                      ( 0.05)         ( 0.23)     ( 0.06)
Net asset value, end of period                          $ 13.27         $ 11.56     $ 11.96
 TOTAL RETURN++                                          15.25%         ( 1.30)%     14.32%
======================================================= =======         =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's):                   $40,426         $31,372     $17,349
 Ratio of operating expenses to average net assets        1.99%+          1.78%       1.92%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.17)%+         0.42%     ( 0.00)%+##
 Portfolio turnover rate                                   26%              92%        39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.00%+          1.79%       1.93%+

                           * Nations International Equity Fund Investor B Shares commenced operations on June 7, 1993.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method. ## Amount represents less than 0.01%.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

NATIONS INTERNATIONAL EQUITY FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                           PERIOD


                                                         YEAR ENDED    YEAR ENDED
INVESTOR C SHARES                                         03/31/98#     03/31/97#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 12.74      $ 13.13
Net investment income/(loss)                            ( 0.01)        0.02
 Net realized and unrealized gain/(loss) on
 investments                                              1.89         0.10
Net increase/(decrease) in net asset value from
 operations                                               1.88         0.12
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.10)      ( 0.06)
Distributions in excess of net investment income        ( 0.02)      ( 0.00)**
 Distributions from net realized capital gains          ( 0.16)      ( 0.42)
Distributions in excess of net realized capital gains      --        ( 0.03)
 Total dividends and distributions                      ( 0.28)      ( 0.51)
Net asset value, end of period                          $ 14.34      $ 12.74
 TOTAL RETURN++                                          15.05%        0.77%
======================================================= =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  933       $  988
 Ratio of operating expenses to average net assets        1.97%        1.66%
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.07)%       0.12%
 Portfolio turnover rate                                   64%          36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.97%        1.66%



                                                         PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
INVESTOR C SHARES                                        03/31/96(A)#    05/31/95#    05/31/94#    05/31/93*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.45        $ 11.86      $ 10.49      $ 10.10
Net investment income/(loss)                            ( 0.03)          0.02       ( 0.03)        0.00**
 Net realized and unrealized gain/(loss) on
 investments                                              1.75         ( 0.21)        1.43         0.48
Net increase/(decrease) in net asset value from
 operations                                               1.72         ( 0.19)        1.40         0.48
 DISTRIBUTIONS:
Dividends from net investment income                       --             --        ( 0.01)      ( 0.07)
Distributions in excess of net investment income        ( 0.02)           --           --           --
 Distributions from net realized capital gains          ( 0.02)        ( 0.12)      ( 0.02)      ( 0.02)
Distributions in excess of net realized capital gains      --          ( 0.10)         --           --
 Total dividends and distributions                      ( 0.04)        ( 0.22)      ( 0.03)      ( 0.09)
Net asset value, end of period                          $ 13.13        $ 11.45      $ 11.86      $ 10.49
 TOTAL RETURN++                                          15.09%        ( 1.56)%      13.21%        4.97%
======================================================= =======        =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  652         $  495       $  339       $  200
 Ratio of operating expenses to average net assets        2.09%+         2.03%        2.17%        2.30%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.27)%+        0.17%      ( 0.25)%       0.03%+
 Portfolio turnover rate                                   26%            92%          39%          41%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.10%+         2.04%        2.18%        2.32%+

                           * Nations International Equity Fund Investor C Shares commenced operations on June 17, 1992.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.



NATIONS EMERGING MARKETS FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                           PERIOD


                                                       YEAR ENDED     YEAR ENDED     PERIOD ENDED
INVESTOR A SHARES                                       03/31/98#      03/31/97#      03/31/96*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 11.39        $ 10.32        $ 10.00
Net investment income/(loss)                            0.01         ( 0.01)        ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.75)          1.21           0.37
Net increase/(decrease) in net asset value from
 operations                                           ( 0.74)          1.20           0.32
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.08)        ( 0.02)           --
Distributions in excess of net investment income         --          ( 0.05)           --
 Distributions from net realized capital gains           --          ( 0.06)           --
Total dividends and distributions                     ( 0.08)        ( 0.13)           --
 Net asset value, end of period                       $ 10.57        $ 11.39        $ 10.32
TOTAL RETURN++                                        ( 6.60)%        11.74%          3.20%
===================================================   =======        =======        =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $  652         $  894         $  477
Ratio of operating expenses to average net assets       1.82%          1.99%          2.38%+
 Ratio of net investment income to average net
 assets                                                 0.11%        ( 0.12%)       ( 0.63)%+
Portfolio turnover rate                                  63%            31%            17%

                           * Nations Emerging Markets Fund Investor A Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.

NATIONS EMERGING MARKETS FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                            PERIOD


                                                         YEAR ENDED     YEAR ENDED     PERIOD ENDED
INVESTOR B SHARES                                         03/31/98#      03/31/97#      03/31/96*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.31        $ 10.26        $ 10.00
Net investment income/(loss)                            ( 0.07)        ( 0.09)        ( 0.11)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 0.75)          1.20           0.37
Net increase/(decrease) in net asset value from
 operations                                             ( 0.82)          1.11           0.26
 DISTRIBUTIONS:
Dividends from net investment income                       --             --             --
Distributions in excess of net investment income           --             --             --
 Distributions from net realized capital gains             --          ( 0.06)           --
Total dividends and distributions                         0.00         ( 0.06)           --
 Net asset value, end of period                         $ 10.49        $ 11.31        $ 10.26
TOTAL RETURN++                                          ( 7.25)%        10.88%          2.60%
=====================================================   =======        =======        =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's):                   $1,247         $1,499         $1,209
Ratio of operating expenses to average net assets         2.57%          2.74%          3.13%+
 Ratio of net investment loss to average net assets     ( 0.64)%       ( 0.87)%       ( 1.38)%+
Portfolio turnover rate                                    63%            31%            17%

                           * Nations Emerging Markets Fund Investor B Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.



NATIONS EMERGING MARKETS FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                           PERIOD


                                                       YEAR ENDED     YEAR ENDED     PERIOD ENDED
INVESTOR C SHARES                                       03/31/98#      03/31/97#      03/31/96*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 11.34        $ 10.27        $ 10.00
Net investment income/(loss)                          ( 0.05)        ( 0.04)        ( 0.10)
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.75)          1.20           0.37
Net increase/(decrease) in net asset value from
 operations                                           ( 0.80)          1.16           0.27
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.07)        ( 0.01)           --
Distributions in excess of net investment income         --          ( 0.02)           --
 Distributions from net realized capital gains           --          ( 0.06)           --
Total dividends and distributions                     ( 0.07)        ( 0.09)           --
 Net asset value, end of period                       $ 10.47        $ 11.34        $ 10.27
TOTAL RETURN++                                        ( 7.17)%        11.34%          2.70%
===================================================   =======        =======        =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $  293         $  226         $   23
Ratio of operating expenses to average net assets       2.40%          2.24%          3.02%+
 Ratio of net investment income to average net
 assets                                               ( 0.47)%       ( 0.37)%       ( 1.27)%+
Portfolio turnover rate                                  63%            31%            17%

                           * Nations Emerging Markets Fund Investor C Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.

Terms used in this prospectus

ASSET-BACKED SECURITY - a debt security that gives you a share in a pool of assets that is backed by loan paper, accounts receivable or other assets, including mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or by any of its agencies, authorities or instrumentalities. Asset-backed securities make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

BARRA INDEX (1) - an index of approximately 340 common stocks from the S&P 500 that have low price-to-book ratios. These stocks generally tend to have higher yields and less volatility than other stocks included in the S&P 500.

BARRA SMALLCAP INDEX (1) - an index of approximately 375 common stocks from the S&P 600 that have low price-to-book ratios. These stocks generally tend to have higher yields and less volatility than other stocks included in the S&P 600.

CAPITAL GAIN (CAPITAL LOSS) - the difference between the purchase price of a security and its selling price. You REALIZE a capital gain (or loss) when you sell a security for more (or less) than you paid for it.

COMMON STOCK - an equity security that represents part ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate and date. Convertible securities include convertible debt, rights and warrants.

DEBT SECURITY - when you invest in a debt security, you are lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS - securities representing securities of companies based in countries other than the U.S. Examples include ADRs, ADSs, GDRs and EDRs.

DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY - a debt or equity security issued by a foreign government or corporation.

FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified date. The price is set through a futures exchange.

INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), based on the issuer's ability to pay interest and repay principal on time. A debt security that has not been rated, but is believed to be of comparable quality, may also be considered investment grade. Please see the SAI for more information about credit ratings.

LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT - a short-term debt security that matures in one year or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and municipal securities.

MORTGAGE-BACKED SECURITY - a debt security that gives you a share in (or is backed by) a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

MUNICIPAL DEBT SECURITY - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED - a fund that holds fewer securities than other kinds of funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. Non-diversified funds tend to have greater price swings than more diversified funds.

OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK - an equity security that gives you an ownership right in a company, on a different basis than common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) - a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) - Standard & Poor's 500 Composite Stock Price Index, an index of 500 common stocks chosen by S&P on a statistical basis.

S&P 600 (1) - Standard & Poor's SmallCap 600 Index, is designed to be a benchmark of the performance of small capitalization stocks. It includes 600 U.S. stocks chosen by S&P based on market size, liquidity and industry group.

SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATION - a debt security issued or guaranteed by the U.S. government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S.

Treasury.

WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

(1) S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500"and "S&P 600"are trademarks of the McGraw-Hill Companies, Inc.

(logo)

Where to find more information

You'll find more information about the Equity Funds and International Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents by contacting Nations Funds:

By telephone: 1-800-321-7854

By mail:
Nations Funds c/o Stephens Inc.
One Bank of America Plaza 33rd Floor
Charlotte, NC 28255

On the Internet: www.nationsbank.com/nationsfund

If you prefer, you can write or call the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC

Washington, DC 20549-6009
1-800-SEC-0330
http://www.sec.gov

SEC file numbers: [Nations Fund Trust, 811-04305]

                         NATIONS INSTITUTIONAL RESERVES
                  (formerly known as The Capitol Mutual Funds)

                       Statement of Additional Information

                          Nations Emerging Markets Fund
                        Nations International Equity Fund
                        Nations International Value Fund
                      Nations Marsico Growth & Income Fund
                      Nations Marsico Focused Equities Fund

           INVESTOR A, INVESTOR B, INVESTOR C, PRIMARY A AND PRIMARY B

                                          , 1999
                                   -------

This Statement of Additional Information (the "SAI") is not a prospectus. It is intended to provide additional information regarding five series of Nations Institutional Reserves (the "Trust") and should be read in conjunction with the Trust's prospectuses dated ________, 1999 (each a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o the Distributor, Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                                TABLE OF CONTENTS

THE TRUST................................................................................................1

INVESTMENT LIMITATIONS...................................................................................1

        General..........................................................................................1
        Fundamental Investment Limitations...............................................................2
        Non-Fundamental Investment Limitations...........................................................2

ADDITIONAL INFORMATION ON FUND INVESTMENTS...............................................................3

        General..........................................................................................3
        Asset-Backed Securities..........................................................................4
        Bank Instruments.................................................................................6
        Borrowings.......................................................................................7
        Commercial Instruments...........................................................................7
        Combined Transactions............................................................................8
        Convertible Securities...........................................................................8
        Corporate Debt Securities........................................................................9
        Custodial Receipts...............................................................................9
        Currency Swaps..................................................................................10
        Delayed Delivery Transactions...................................................................10
        Dollar Roll Transactions .......................................................................10
        Equity Swap Contracts...........................................................................11
        Foreign Currency Transactions ..................................................................12
        Futures, Options and Other Derivative
              Instruments ..............................................................................13
        Risk Factors Associated with Futures and Options Transactions...................................20
        Guaranteed Investment Contracts.................................................................23
        Insured Municipal Securities ...................................................................23
        Interest Rate Transactions .....................................................................23
        Lower Rated Debt Securities.....................................................................24
        Municipal Securities ...........................................................................25
        Options on Currencies...........................................................................29
        Other Investment Companies......................................................................29
        Real Estate Investment Trusts...................................................................29
        Repurchase Agreements ..........................................................................30
        Restricted Securities...........................................................................30
        Reverse Repurchase Agreements ..................................................................31
        Securities Lending..............................................................................31
        Short Sales.....................................................................................32
        Special Situations..............................................................................32
        Stand-By Commitments ...........................................................................32
        Stripped Securities.............................................................................33
        Tax-Exempt Instruments..........................................................................34
        U.S. and Foreign Bank Obligations...............................................................34
        U.S. Government Obligations.....................................................................35
        Use of Segregated and Other Special Accounts....................................................35
        Variable Amount Master Demand Notes.............................................................36
        Variable- and Floating-Rate Instruments ........................................................36

                                       i

        Warrants........................................................................................37
        When-Issued Purchases and Forward Commitments  .................................................37

THE ADVISER.............................................................................................38

ADMINISTRATOR, CO-ADMINISTRATOR, AND SUB-ADMINISTRATOR..................................................45

COUNSEL.................................................................................................48

TRUSTEES AND OFFICERS...................................................................................49

        Nations Funds Retirement Plan...................................................................55
        Nations Funds Deferred Compensation Plan........................................................55

COMPENSATION TABLE......................................................................................56

TRUSTEE AND SHAREHOLDER LIABILITY.......................................................................57

PERFORMANCE INFORMATION.................................................................................58

        General.........................................................................................58
        Total Return Calculations.......................................................................58
        Cumulative Total Return.........................................................................61

PURCHASE AND REDEMPTION OF SHARES.......................................................................63

        Exchanges.......................................................................................64

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS............................................................65

        Investor A Shares...............................................................................65
        Investor B Shares...............................................................................66
        Investor C Shares...............................................................................67
        Primary B Shares................................................................................68

DETERMINATION OF NET ASSET VALUE........................................................................71

ADDITIONAL INFORMATION CONCERNING TAXES.................................................................73

       General..........................................................................................73
       Excise Tax.......................................................................................73
       Private Letter Ruling............................................................................74
       Taxation of Fund Investments.....................................................................74
       Foreign Taxes....................................................................................75
       Capital Gain Distributions.......................................................................76
       Other Distributions..............................................................................76
       Disposition of Fund Shares.......................................................................76
       Federal Income Tax Rates.........................................................................77
       Corporate Shareholders...........................................................................77
       Foreign Shareholders.............................................................................77
       New Regulations..................................................................................77
       Backup Withholding...............................................................................78
       Other Matters....................................................................................78

FUND TRANSACTIONS AND BROKERAGE.........................................................................78

                                       ii


       General Brokerage Policy.........................................................................78
       Section 28(e) Standards..........................................................................80

CUSTODIAN AND TRANSFER AGENT............................................................................81

DISTRIBUTOR.............................................................................................82

DESCRIPTION OF SHARES...................................................................................83

5% SHAREHOLDERS.........................................................................................84

REPORTS EXPERTS AND FINANCIAL INFORMATION...............................................................94

SCHEDULE A - DESCRIPTION OF RATINGS....................................................................A-1

SCHEDULE B - ADDITIONAL INFORMATION CONCERNING OPTIONS

       & FUTURES.......................................................................................B-1

SCHEDULE C - ADDITIONAL INFORMATION CONCERNING

       MORTGAGE-BACKED SECURITES.......................................................................C-1

                                    THE TRUST

Nations Institutional Reserves (formerly known as The Capitol Mutual Funds)1, is an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 22, 1990. The Agreement and Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. See "Description of Shares." This Statement of Additional Information ("SAI") relates to the Nations International Equity Fund, Nations International Value Fund, Nations Emerging Markets Fund, Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund (collectively referred to as the "Funds").

Nations International Equity Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund are sometimes referred to herein as the "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as the master portfolios ("Master Portfolios") of Nations Master Investment Trust ("NMIT"), an open-end management investment company. Nations International Equity Fund invests substantially all of its assets in Nations International Equity Master Portfolio. Nations Marsico Focused Equities Fund invests substantially all of its assets in Nations Marsico Focused Equities Master Portfolio. Nations Marsico Growth & Income Fund invests substantially all of its assets in Nations Marsico Growth & Income Master Portfolio.

Nations Institutional Reserves is a member of the Nations Funds family (`Nations Funds Family"), a fund complex consisting of Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust. The Nations Fund Family is currently undergoing a restructuring. As a result, certain that funds originally were series of Nations Fund, Inc. ("NFI"), Nations Fund Trust ("NFT") and Nations Fund Portfolios, Inc. ("NFP") have been moved into Nations Institutional Reserves. The NFI funds are Nations International Equity Fund and Nations International Value Fund. The NFT funds are Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. The NFP fund is Nations Emerging Markets Fund. Certain information in this SAI will reference the other fund companies of the Nations Fund Family.

                             INVESTMENT LIMITATIONS

GENERAL

Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the heading "About the Funds--Objectives." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the headings "About the Funds--How Objectives Are Pursued" and "Appendix A--Portfolio Securities." The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

----------
1 More specifically, Nations Institutional Reserves is the name under which The Capitol Mutual Funds conducts business.

FUNDAMENTAL INVESTMENT LIMITATIONS:

Significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "How Objectives Are Pursued
- Investment Limitations." Additionally, as a matter of fundamental policy, which may not be changed without a majority vote of a Fund's shareholders as defined in Section 2(a)(42) of the 1940 Act, each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

2. Purchase or sell real estate. However, a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

5.   Make loans, except to the extent permitted by the 1940 Act.

6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS:

In addition, as a matter of non-fundamental investment policy, each Fund may not:

1. Sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

2. Purchase securities of other investment companies except as permitted by the 1940 Act.

3. Write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

For purposes of the foregoing fundamental and non-fundamental limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, the Funds.

Pursuant to a fundamental investment restriction (see "How Objectives are Pursued" and "Investment Limitations" in the Trust's Prospectuses), the Trust does not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Trust currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Trust to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

GENERAL

Information concerning each Fund's investment objective is set forth in the respective Prospectuses of the Trust under the heading "About the Funds--Objectives." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the headings "About the Funds--How Objectives Are Pursued" and "Appendix A--Portfolio Securities." The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

ASSET-BACKED SECURITIES

IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, FNMA, or "Freddie Mac" (see Schedule
C). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS

Obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however, time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

BORROWINGS

The Trust participates in an uncommitted line of credit provided by The Bank of New York ("BNY") under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1999.

COMMERCIAL INSTRUMENTS

Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Cash Reserve Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

COMBINED TRANSACTIONS

Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Trustees of the Trust. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on

Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, I.E., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (I.E., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

As described in the Prospectuses, certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES CONTRACTS. As described in the Prospectuses, certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

OPTIONS ON FUTURES CONTRACTS. As described in the Prospectuses, an option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As described in the Prospectuses, certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. As described in the Prospectuses, certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

OPTIONS AND FUTURES STRATEGIES. As described in the Prospectuses, the Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates.

Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Trustees.

GUARANTEED INVESTMENT CONTRACTS

Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

INSURED MUNICIPAL SECURITIES

Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

OPTIONS ON CURRENCIES

Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

REAL ESTATE INVESTMENT TRUSTS

A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser, the Custodian or an agent of either such party monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the Funds' custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditor and required to return the underlying security to the seller's estate. Repurchase agreements are a permissible investment for all Funds.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Funds may be restricted securities and the Adviser may invest in restricted securities based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A and Section 4(2) promulgated under the 1933 Act. The Funds may purchase liquid and illiquid restricted securities. Purchases of illiquid restricted securities are subject to the Fund's investment limitations on the purchase of illiquid securities.

REVERSE REPURCHASE AGREEMENTS

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

SECURITIES LENDING

To increase return on portfolio securities, all the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding

$1 billion and that is a member of the Federal Deposit Insurance Corporation, or
(ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities, including cash collateral received for securities loans. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on investment collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

TAX-EXEMPT INSTRUMENTS

Tax-exempt instruments which are permissible investments include floating-rate notes. Investments in such floating-rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank), and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be comparable to the long-term bond or commercial paper ratings discussed in the relevant Prospectus. The Adviser will monitor the earnings power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings discussed in the relevant Prospectus, including municipal lease obligations and participation interests in municipal securities (such as industrial development bonds and municipal lease purchase payments).

U.S. AND FOREIGN BANK OBLIGATIONS

These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

Each Fund limits its investments in foreign bank obligations (I.E., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE AMOUNT MASTER DEMAND NOTES

Commercial paper which may be purchased by the Funds includes variable-amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a periodic basis (E.G. daily, weekly or monthly) depending upon a stated short-term interest rate index. Both the lender and the borrower may have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The Adviser will monitor on an ongoing basis the earnings power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. In addition, variable-amount master demand notes must meet the demand feature ratings and notice requirements set forth above.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

Certain Funds may purchase variable-rate and floating rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

                                   THE ADVISER

NationsBanc Advisors, Inc. ("NBAI") serves as investment adviser to the Funds, except the Feeder Funds, pursuant to an investment advisory agreement (the "Investment Advisory Agreement") dated January 1, 1996, as amended March 31, 1999. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations Emerging Markets Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to Nations International Value Fund.

Because the Feeder Funds invest all of their assets in corresponding Master Portfolios, the Feeder Funds do not have a direct investment adviser. Rather, NBAI serves as the investment adviser to the Master Portfolios. In addition, Marsico Capital Management, LLC ("Marsico Capital") serves as the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth & Income Master Portfolio. Gartmore is the co-investment sub-adviser to Nations International Equity Master Portfolio along with INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam"). The investment sub-advisory agreements among NBAI, the Trust and each of Gartmore, Brandes, INVESCO, Putnam and Marsico Capital and their respective funds shall be referred to herein as the "Sub-Advisory Agreements." As used herein, "Adviser" shall mean NBAI, Gartmore, Brandes, INVESCO, Putnam and/or Marsico Capital as the context may require.

NBAI also serves as the investment adviser to the portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Annuity Trust and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange.

NBAI is a wholly owned subsidiary of NationsBank, N.A., which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation.

Prior to April 10, 1996, the predecessor to Gartmore, Nations Gartmore Investment Management ("Nations Gartmore"), provided sub-advisory services to NBAI and Nations International Equity Fund. Nations Gartmore was a joint venture structured as a general partnership between NB Partner Corp. and Gartmore U.S. Limited, an indirectly wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"). On April 10, 1996, National Westminster Bank plc and affiliated parties (collectively, "NatWest") purchased 100% of the equity of Gartmore plc from Compagnie de Suez, S.A. and affiliated entities (collectively, "Compagnie de Suez") and other shareholders through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its indirect subsidiary Indosuez UK Asset Management Limited, which held 75% of the outstanding voting shares of Gartmore plc; and (2) the acquisition of the remaining portion of Gartmore plc's shares held by public shareholders through a tender offer. This acquisition resulted in the change of control of Nations Gartmore and the creation of a successor entity, Gartmore. On July 17, 1996, the shareholders of Nations International Equity Fund approved the new sub-advisory arrangement with Gartmore. There were no material changes to the personnel who provided service to Nations International Equity Fund, and the change in ownership did not result in a change in the level of service provided to Nations International Equity Fund or the level of sub-advisory fees.

Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September, 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is an independent subsidiary of NationsBank and its affiliates. The principal offices of Marsico Capital is 1200 17th Street, Suite 1300, Denver, CO 80202.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or any of its officers, Trustees, employees or agents, NBAI shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to a Fund when approved by the Trustees of the Trust, and thereafter continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of an Adviser or any of their officers, Trustees, employees or agents, the Adviser shall not be subject to liability to NBAI or to the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Sub-Advisory Agreements became effective with respect to each Fund as of their execution date and, unless sooner terminated, continue in full force and effect for two years, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreements are specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of a party to such Agreements (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Sub-Advisory Agreements will terminate automatically in the event of their assignment, and are terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, Gartmore, Brandes, INVESCO, Putnam or Marsico Capital on 60 days' written notice.

As previously mentioned, NIR is a member of the Nations Funds Family, which is currently undergoing a restructuring. Certain funds which were originally series of NFI, NFT and NFP have been moved into NIR. This has resulted in new sub-advisory agreements between the Funds and their previous sub-advisors, as follows:

The Sub-Advisory Agreement with Gartmore was initially approved by NIR's Board of Trustees on March 31, 1999. The Sub-Advisory Agreement is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) NIR's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NIR's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940
Act) of a party to such Agreement (other than as Trustees of NIR), by votes cast in person at a meeting specifically called for such purpose. The respective Fund, NBAI or Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Gartmore provides that Gartmore shall not be liable to NIR or to its security holders for any act or omission by Gartmore or for any loss sustained by NIR or by its security holders except in the case of Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Gartmore, as the case may be. Previously, the Sub-Advisory Agreement with Gartmore was approved by NFP's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. This prior Sub-Advisory Agreement shall terminate on or about August 20, 1999.

The Sub-Advisory Agreement with Brandes was initially approved by NIR's Board of Trustees on March 31, 1999. The Sub-Advisory Agreement is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) NIR's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the International Value Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NIR's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of
NIR), by
votes cast in person at a meeting specifically called for such purpose. The Fund, NBAI or Brandes may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Brandes provides that Brandes shall not be liable to the Trust or to its security holders for any act or omission by Brandes or for any loss sustained by the Trust or by its security holders except in the case of Brandes willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Brandes, as the case may be. Previously, the Sub-Advisory Agreement with Brandes was approved by NFI's Board of Directors on February 4, 1998. This prior Sub-Advisory Agreement shall terminate on or about August 20, 1999.

The Sub-Advisory Agreement with Marsico Capital was initially approved by NMIT's Board of Trustees on March 31, 1999. The Sub-Advisory Agreement is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) NMIT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Master Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NMIT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of
NMIT), by votes cast in person at a meeting specifically called for such purpose. The respective Master Portfolios, NBAI or Marsico Capital may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Marsico Capital provides that Marsico Capital shall not be liable to NMIT or to its security holders for any act or omission by Marsico Capital or for any loss sustained by NMIT or by its security holders except in the case of Marsico Capital's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Marsico Capital, as the case may be. Previously, the Sub-Advisory Agreement with Marsico Capital was approved by NFT's Board of Trustees on December 7, 1997. This prior Sub-Advisory Agreement shall terminate on or about August 20, 1999.

Gartmore, INVESCO, and Putnam provide investment sub-advisory services to Nations International Equity Master Portfolio. Pursuant to Sub-Advisory Agreements with NBAI, each of the three investment sub-advisers are responsible for approximately one-third of the Nations International Equity Master Portfolio's assets and each investment sub-adviser receives fees based on the actual amount of assets managed by such investment sub-adviser. Each of the Sub-Advisory Agreements with Gartmore, INVESCO, and Putnam were initially approved by NMIT's Board of Trustees on March 31, 1999. Each Sub-Advisory Agreement is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)(i) NMIT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the International Equity Master Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NMIT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of NMIT), by votes cast in person at a meeting specifically called for such purpose. The respective Master Portfolios, NBAI, Gartmore, INVESCO, or Putnam may terminate their respective Sub-Advisory Agreement, on 60 days' written notice without penalty. Each Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with each of Gartmore, INVESCO, and Putnam provides that the sub-advisor shall not be liable to NMIT or to its security holders for any act or omission by the sub-advisor or for any loss sustained by NMIT or by its security holders except in the case of the sub-advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of that sub-advisor, as the case may be. Previously, the Sub-Advisory Agreements for Nations International Equity Fund were approved by NFI's Board of Directors on December 2, 1998 and by the Fund's Shareholders on April 28, 1999. Prior to those Sub-advisory arrangements going into effect, the Sub-Advisory Agreement for Nations International Equity Fund was only with Gartmore, and was approved by NFP's Board of Directors on January 26, 1995. The prior Sub-Advisory Agreements shall terminate on or about August 20, 1999.

The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1999.

                                                   ADVISORY FEES

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------

International Equity Fund                          [       ]                 [       ]              [       ]
International Value Fund                           [       ]                 [       ]              [       ]
Marsico Growth & Income Fund                       [       ]                 [       ]              [       ]
Marsico Focused Equities Fund                      [       ]                 [       ]              [       ]
Emerging Markets Fund                              [       ]                 [       ]              [       ]

Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the Nations International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998.

                                                    ADVISORY FEES

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------

International Equity Fund                            9,260,334                    0.00                 0.00
International Value Fund                               326,210                    0.00             3,902.00
Marsico Growth & Income Fund                             0.00                   10,919                 0.00
Marsico Focused Equities Fund                           27,032                    0.00                 0.00
Emerging Markets Fund                                  988,113                    0.00                 0.00

NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1997. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to Nations International Value Fund) for the period ended December 1, 1996 through November 30, 1997.

                                   ADVISORY FEES

                                         Net Amt.         Amount       Reimbsd.
                                          Paid            Waived       by Advsr.
                                          ----            ------       ---------

Emerging Markets Fund               661,747.00              0.00            0.00
International Equity Fund           8,870,691.00            0.00            0.00
International Value Fund            395,837.00              0.00        4,304.00


The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                       SUB-ADVISORY FEES PAID TO GARTMORE

                                           Period Ending          Period Ending
                                              3/31/99                3/31/98
                                              -------                -------


International Equity Fund              [               ]          $9,260,333.98
Emerging Markets Fund                  [               ]             988,113.20

The table below states the net sub-advisory fees paid to Marsico for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                        SUB-ADVISORY FEES PAID TO MARSICO

                                        Period Ending             Period Ending
                                           3/31/99                   3/31/98
                                           -------                   -------

Marsico Focused Equities Fund       [               ]            $   14,311
Marsico Growth & Income Fund        [               ]                 5,780

                        SUB-ADVISORY FEES PAID TO BRANDES

The table below states the net sub-advisory fees paid to Brandes for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                         Period Ending      Period Ending       Period Ending      Period Ending
                                            3/31/99            5/15/98            11/30/97           11/30/96

International Value Fund                      [________]       $177,516.52          $212,631.72        $19,395.00

             ADMINISTRATOR, CO-ADMINISTRATOR, AND SUB-ADMINISTRATOR

Stephens Inc. and NBAI (the "Co-Administrators") serve as co-administrators of each Fund.

The Co-Administrators serve under a co-administration agreement ("Co-Administration Agreement"), which was approved by the Board of Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreement, administration fees, computed daily and paid monthly, at the indicated annual rate of the following Funds' average daily net assets: 0.22% of each international fund and 0.13% of each equity Fund.

Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

Also, pursuant to the Co-Administration Agreement, NBAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds,
(ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. NBAI bears all expenses incurred in connection with the performance of its services.

The Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, by Stephens or by NBAI on 60 days' written notice without penalty. The Co-Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreement provides that Stephens and NBAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or NBAI's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

BNY serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to its terms, BNY assists Stephens and NBAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from NBAI based on the following schedule of annual rates of the Funds' average daily net assets.

DOMESTIC EQUITY

6                          basis points per annum on the first $1 billion of
                           each portfolio's average net assets;
4                          basis points on the next $500 million;
2                          basis points on the next $500 million;
1                          basis point on the excess.

INTERNATIONAL FUNDS

7                          basis points per annum on the first $1 billion of
                           each portfolio's average net assets;
5                          basis points on the next $500 million;

3                          basis points on the next $500 million;
1                          basis point on the excess.

[NEED Y-T-D INFORMATION REGARDING FEES PAID IN 1999 AND WHO RECEIVED FEES]

The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998, under the previous administration arrangements. The administration arrangements have been revised and the fees set forth below are not reflective of those changes. The new arrangements appointing Stephens and NBAI as Co-Administrators and BNY as Sub-Administrator were effective on or about January 14, 1999.

                               ADMINISTRATION FEES

                                                Net Fees Paid        Fees Waived
                                                -------------        -----------

         International Equity Fund                    405,314              0.00
         International Value Fund                         N/A               N/A
         Marsico Growth & Income Fund                     898              0.00
         Marsico Focused Equities Fund                  2,227              0.00
         Emerging Markets Fund                         21,266              0.00

The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998. First Data was the co-administrator under the previous administration arrangements.

                             CO-ADMINISTRATION FEES

                                              Net Fees Paid        Fees Waived
                                              -------------        -----------

         International Equity Fund                  623,612              0.00
         International Value Fund                       N/A               N/A
         Marsico Growth & Income Fund                   387              0.00
         Marsico Focused Equities Fund                  953              0.00
         Emerging Markets Fund                       67,559              0.00

The table set forth on the following page states the total net administration fees paid and the total administration fees waived for the fiscal period ended March 31, 1996.

                               ADMINISTRATION FEES

                                                          FY 1996

                                                Net Fees               Fees
                                                --------               ----
                                                 Paid                 Waived
                                                 ----                 ------

International Equity Fund                     597,450.00                0.00
Emerging Markets Fund                          17,121.00                0.00

The table sets forth below states the net Sub-Administration fees paid and waived to NationsBank, or its affiliate NBAI, for the fiscal year ended March 31, 1998. For the period March 31, 1997 through November 30, 1997, fees were paid to NationsBank. For the period December 1, 1997 through March 31, 1998, fees were paid to NBAI.

                             SUB-ADMINISTRATION FEES

                                                Net Fees Paid        Fees Waived
                                                -------------        -----------

         International Equity Fund                   102,893              --
         International Value Fund                          0              --
         Marsico Growth & Income Fund                    128              --
         Marsico Focused Equities Fund                   318              --
         Emerging Markets Fund                         8,983              --

As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Companies, in direct proportion to the fees payable to the Adviser and the Administrator by the Companies, if the expenses of the Companies exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

                                     COUNSEL

Morrison & Foerster LLP serves as legal counsel to the Trust and the Nations Funds. Their address is 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006-1812.

                              TRUSTEES AND OFFICERS

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and the officers of the Trust and their principal occupations for the last five years are set forth below.

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Edmund L. Benson, III, 62             Trustee                            Director, President and Treasurer,

                                       45

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Saunders & Benson, Inc.                                                  Saunders & Benson, Inc. (Insurance);
728 East Main Street                                                     Trustee, Nations Institutional
Suite 400                                                                Reserves, Nations Fund Trust,
Richmond, VA 23219                                                       Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund, Inc., Nations Fund
                                                                         Portfolios, Inc. and Nations
                                                                         LifeGoal Funds, Inc.

James Ermer, 56                        Trustee                           Retired; formerly, Senior Vice
13705 Hickory Nut Point                                                  President- Finance, CSX
Midlothian, VA  23112                                                    Corporation
                                                                         (transportation and
                                                                         natural resources);
                                                                         Director, National Mine
                                                                         Service; Director,
                                                                         Lawyers Title
                                                                         Corporation; Trustee,
                                                                         Nations Institutional
                                                                         Reserves, Nations Fund
                                                                         Trust, Nations Annuity
                                                                         Trust and Nations Master
                                                                         Investment Trust;
                                                                         Director, Nations Fund, Inc.,
                                                                         Nations Fund Portfolios, Inc. and
                                       46                                Nations LifeGoal Funds, Inc.

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

William H. Grigg, 66                  Trustee                            Since June 1997, Chairman
Duke Power Co.                                                           Emeritus; June 1997 to
422 South Church Street                                                  April 1994, Chairman and
PB04G                                                                    Chief Executive Officer;
Charlotte, NC 28242-0001                                                 November 1991 to April
                                                                         1994, Vice Chairman, Duke
                                                                         Power Co.; from April
                                                                         1988 to November 1991,
                                                                         Executive Vice President
                                                                         Customer Group, Duke
                                                                         Power Co.; Director,
                                                                         Hatteras Income
                                                                         Securities, Inc., Nations
                                                                         Government Income Term
                                                                         Trust 2003, Inc., Nations
                                                                         Government Income Term
                                                                         Trust 2004, Inc., Nations
                                                                         Balanced Target Maturity
                                                                         Fund, Inc., Nations Fund,
                                                                         Inc., Nations Fund
                                                                         Portfolios, Inc. and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.; Trustee, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Annuity Trust and
                                                                         Nations Master Investment
                                                                         Trust.

Thomas F. Keller, 67                  Trustee                            R.J. Reynolds Industries
Fuqua School of Business                                                 Professor of Business
Duke University                                                          Administration and Dean,
Durham, NC 27706                                                         Fuqua School of Business,
                                                                         Duke University;
                                                                         Director, LADD Furniture,
                                                                         Inc.; Director, Wendy's
                                                                         and Mentor Funds;
                                                                         Director, Hatteras Income
                                                                         Securities, Inc., Nations
                                                                         Government Income Term
                                                                         Trust 2003, Inc., Nations
                                                                         Government Income Term
                                                                         Trust 2004, Inc., Nations
                                                                         Balanced Target Maturity
                                                                         Fund, Inc., Nations Fund,
                                                                         Inc., Nations Fund
                                                                         Portfolios, Inc. and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.; Trustee, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Annuity Trust and
                                                                         Nations Master Investment
                                                                         Trust.

                                       47

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Carl E. Mundy, Jr., 64                Trustee                            Commandant, United States
9308 Ludgate Drive                                                       Marine Corps, from July
Alexandria, VA  23309                                                    1991 to July 1995;
                                                                         Commanding General,
                                                                         Marine Forces Atlantic,
                                                                         from June 1990 to June
                                                                         1991; Director, Nations
                                                                         Fund, Inc., Nations Fund
                                                                         Portfolios, Inc. and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.; Trustee, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Annuity Trust and
                                                                         Nations Master Investment
                                                                         Trust.

James B. Sommers, 60*                 Trustee                            President, NationsBank
237 Cherokee Road                                                        Trust, from January 1992
Charlotte, NC  28207                                                     to September 1996;
                                                                         Executive Vice President,
                                                                         NationsBank Corporation,
                                                                         from January 1992 to May
                                                                         1997; Principal,
                                                                         Bainbridge & Associates;
                                                                         Partner, Villa LLC;
                                                                         Chairman, Central
                                                                         Piedmont Community
                                                                         College Foundation;
                                                                         Trustee, Central Piedmont
                                                                         Community College; Board
                                                                         of Commissioners,
                                                                         Charlotte/Mecklenberg
                                                                         Hospital Authority;
                                                                         Director, Nations Fund,
                                                                         Inc., Nations Fund
                                                                         Portfolios, Inc. and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.; Trustee, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Annuity Trust and
                                                                         Nations Master Investment
                                                                         Trust.

                                       48

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

A. Max Walker, 77*                    President, Trustee and             Financial consultant;
4580 Windsor Gate Court               Chairman of the Board              Formerly, President, A.
Atlanta, GA  30342                                                       Max Walker, Inc.;
                                                                         Director and Chairman of
                                                                         the Board, Hatteras
                                                                         Income Securities, Inc.,
                                                                         Nations Government Income
                                                                         Term Trust 2003, Inc.,
                                                                         Nations Government Income
                                                                         Term Trust 2004, Inc.,
                                                                         Nations Balanced Target
                                                                         Maturity Fund, Inc.,
                                                                         Nations Fund, Inc.,
                                                                         Nations Fund Portfolios,
                                                                         Inc. and Nations LifeGoal
                                                                         Funds, Inc.; President
                                                                         and Chairman of the Board
                                                                         of Trustees, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Annuity Trust and
                                                                         Nations Master Investment
                                                                         Trust.

Charles B. Walker, 60                 Trustee                            Since 1989, Director,
Ethyl Corporation                                                        Executive Vice President,
P.O. Box 2189                                                            Chief Financial Officer
330 South Fourth Street                                                  and Treasurer, Ethyl
Richmond, VA  23217                                                      Corporation (chemicals,
                                                                         plastics, and aluminum
                                                                         manufacturing); since
                                                                         1994, Vice Chairman,
                                                                         Ethyl Corporation and
                                                                         Vice Chairman, Chief
                                                                         Financial Officer and
                                                                         Treasurer, Albemarle
                                                                         Corporation, Director,
                                                                         Nations Fund, Inc.
                                                                         Nations Fund Portfolios,
                                                                         Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee,
                                                                         Nations Institutional
                                                                         Reserves, Nations Fund
                                                                         Trust, Nations Annuity
                                                                         Trust and Nations Master
                                                                         Investment Trust.

                                       49

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Thomas S. Word, Jr., 61*              Trustee                            Partner, McGuire Woods
McGuire, Woods, Battle                                                   Battle & Boothe (law);
& Boothe                                                                 Director, Vaughan Bassett
One James Center                                                         Furniture Company,
Richmond, VA 23219                                                       Director VB Williams
                                                                         Furniture Company, Inc.;
                                                                         Director, Nations Fund,
                                                                         Inc., Nations Fund
                                                                         Portfolios, Inc. and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.; Trustee, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Annuity Trust and
                                                                         Nations Master Investment
                                                                         Trust.

Cornelius J. Pings, 69                Trustee                            President, Association of
480 S. Orange Grove Blvd.                                                American Universities,
Pasadena, CA 91105                                                       (February 1993 to #6 June
                                                                         1998); Provost (from 1982
                                                                         to January 1993) and
                                                                         Senior Vice President for
                                                                         Academic Affairs (from
                                                                         1981 to January 1993),
                                                                         University of Southern
                                                                         California; Trustee,
                                                                         Master Investment Trust,
                                                                         Series I (since 1995);
                                                                         former Trustee, Master
                                                                         Investment Trust, Series
                                                                         II (from 1995 to 1997);
                                                                         Director, Farmers Group,
                                                                         Inc. (insurance company)
                                                                         (since 1991).

Richard H. Blank, Jr., 42             Secretary and Treasurer            Since 1999, Senior Vice
Stephens Inc.                                                            President of Stephens;
111 Center Street                                                        1994 to 1999, Vice
Suite 300                                                                President of Mutual Fund
Little Rock, AR  72201                                                   Services, Stephens Inc.;
                                                                         1990 to 1994, Manager
                                                                         Mutual Fund Services,
                                                                         Stephens Inc.; 1983 to
                                                                         1990, Associate in
                                                                         Corporate Finance
                                                                         Department, Stephens
                                                                         Inc.; Secretary and
                                                                         Treasurer, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Fund, Inc.,
                                                                         Nations Fund Portfolios,
                                                                         Inc., Nations Annuity
                                                                         Trust, Nations Master
                                                                         Investment Trust and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.

                                       50

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Michael W. Nolte, 38                  Assistant Secretary                Associate, Financial Services
Stephens Inc.                                                            Group of Stephens Inc.
111 Center Street
Suite 300
Little Rock, AR  72201

Louise P. Newcomb, 46                 Assistant Secretary and            Corporate Syndicate
Stephens Inc.                         Assistant Treasurer                Associate, Stephens Inc.
111 Center Street
Suite 300
Little Rock, AR  72201

James E. Banks, 43                    Assistant Secretary                Since 1993, Attorney,
Stephens Inc.                                                            Stephens Inc.; Associate
111 Center Street                                                        Corporate Counsel,
Suite 300                                                                Federated Investors; from
Little Rock, AR  72201                                                   1991 to 1993, Staff
                                                                         Attorney, Securities and
                                                                         Exchange Commission from
                                                                         1988 to 1991

Richard H. Rose, 44                   Assistant Treasurer                Since 1994, Vice President,
First Data Investor Services                                             Division Manager, First
   Group, Inc.                                                           Data Investor Services
One Exchange Place                                                       Group, Inc., since 1988,
Boston, MA 02109                                                         Senior Vice President,
                                                                         The Boston Company
                                                                         Advisors, Inc. Since
                                                                         1998, Treasurer, Nations
                                                                         Institutional Reserves,
                                                                         Nations Fund Trust,
                                                                         Nations Fund, Inc.,
                                                                         Nations Fund Portfolios,
                                                                         Inc., Nations Annuity
                                                                         Trust, Nations Master
                                                                         Investment Trust and
                                                                         Nations LifeGoal Funds,
                                                                         Inc.

                                       51

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Steven Levy, 34                       Assistant Treasurer                Since 1997, Vice
First Data Investor Services                                             President of Fund
   Group Inc.                                                            Accounting, First Data
One Exchange Place                                                       Investor Services Group,
Boston, MA  02109                                                        Inc.; prior to 1997,
                                                                         Investment Operations
                                                                         Manager, Franklin
                                                                         Templeton Group and
                                                                         Assistant Vice President
                                                                         of Fund Accounting,
                                                                         Scudder, Stevens and
                                                                         Clark, Inc.

--------------------

* James P. Sommers, A. Max Walker and Thomas S. Word, Jr. are considered "interested persons" of the Trust for purposes of the 1940 Act.

MR. ROSE SERVES AS TREASURER TO CERTAIN OTHER INVESTMENT COMPANIES FOR WHICH FIRST DATA OR ITS AFFILIATES SERVE AS SPONSOR, DISTRIBUTOR, ADMINISTRATOR AND/OR INVESTMENT ADVISER.

Each Trustee of the Trust is also a Director of Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations LifeGoal Funds, Inc. and a Trustee of Nations Fund Trust, Nations Annuity Trust and Nations Master Investment Trust, each a registered investment company that is part of the Nations Funds Family. Richard
H. Blank, Jr., Richard H. Rose, Steven Levy, Michael W. Nolte, and James E. Banks Jr., also are officers of Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Fund Trust, Nations Annuity Trust and Nations Master Investment Trust.

Each Trustee receives (i) an annual retainer of [$_________] ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for each telephonic Board meeting attended. All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an officer, director, or employee of Bank of America or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Funds own less than 1% of the shares of the Trust.

The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (I.E., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies (the "Funds") advised by the Adviser. If a Trustee retires before reaching age 65, no benefits are payable. Each eligible Trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate Trustee's fees payable by the Funds during the calendar year in which the Trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible Trustee in quarterly installments for a period of no more than five years. If an eligible Trustee dies after attaining age 65, the Trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Trustee if he or she had not died. The Retirement Plan is unfunded. The benefits owed to each Trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his or her deferral account, the balance of the amounts credited to his or her deferral account will be distributed to his or her designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

                               COMPENSATION TABLE

                                                   PENSION OR
                               AGGREGATE           RETIREMENT         ESTIMATED ANNUAL
                               COMPENSATION        BENEFITS ACCRUED   BENEFITS UPON          TOTAL COMPENSATION
NAME OF PERSON                 FROM                AS PART OF FUND    RETIREMENT             FROM REGISTRANT
POSITION (1)                   REGISTRANT (2)      EXPENSES           PLAN                   & FUND COMPLEX (3) (4)
------------                   ---------------     --------           -----------------      ----------------------

Edmund L. Benson, III              $9,000.00            $1,124.02             $30,000.00     $86,201.07        (50% Def'd)
Trustee

James Ermer                        $9,000.00           $1,124.02              $30,000.00       $59,000.00
Trustee

William H. Grigg                   $9,000.00           $1,124.02              $30,000.00      $117,533.68      (100% Def'd)
Trustee

Thomas F. Keller                   $9,000.00           $1,124.02              $30,000.00      $116,115.17      (100% Def'd)
Trustee

A. Max Walker                     $11,000.00           $1,124.02              $35,000.00       $89,000.00
Chairman of the Board

Charles B. Walker                  $9,000.00           $1,124.02              $30,000.00       $59,000.00
Trustee

Thomas S. Word                     $9,000.00           $1,124.02              $30,000.00      $109,255.23      (100% Def'd)
Trustee

James P. Sommers                   $6,750.00           $1,124.02           $30,000.00          $43,875.00
Trustee

Carl E. Mundy, Jr.                 $8,000.00           $1,124.02             $30,000.00        $54,000.00
Trustee                            ---------           ---------             ----------        ----------


(1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) For the current fiscal year and estimated future payments. Each Trustee receives (i) an annual retainer of [$__________] ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., plus (ii) a fee of $1,000 for attendance at each in-person board meeting attended and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations

    Master Investment Trust and Nations LifeGoal Funds, Inc., that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from six investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust and Nations LifeGoal Funds, Inc. deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Trustees: Edmund L. Benson, III [$53,201.00]; William H. Grigg [$94,534.00]; Thomas F. Keller [$93,115.00]; and Thomas S. Word [$102,255.00].

                       TRUSTEE AND SHAREHOLDER LIABILITY

NIR is a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, NIR's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of NIR, and that every note, bond, contract, order, or other undertaking made by NIR shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that NIR shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of NIR and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which NIR itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of NIR shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of NIR; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or NIR shall look solely to the trust property for payment.

With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of NIR unless any such person would not be entitled to indemnification had he or she been a Trustee.

                             PERFORMANCE INFORMATION

GENERAL

Yield information and other performance information for the Funds may be obtained by calling the Trust at (800) 321-7854.

From time to time, a Fund's yield and total return may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Trust also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854.

TOTAL RETURN CALCULATIONS

Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)n = ERV

                  Where:       P =      a hypothetical initial payment of $1,000

                               T =      average annual total return

                               n =      number of years

                               ERV      = ending redeemable value at the end of
                                          the period of a hypothetical $1,000
                                          payment made at the beginning of such
                                          period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

The following figures, for the period ended [FEBRUARY 28, 1999,] reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.



AVERAGE ANNUAL TOTAL RETURNS       INCEPTION THROUGH       INCEPTION THROUGH
                                  [3/31/98] WITHOUT       [3/31/98] INCLUDING
                                     SALES CHARGES           SALES CHARGES

Emerging Markets Fund
    Primary A. Shares                   -6.39%                   2.97%
    Primary B Shares                    -6.80%                   0.02%
    Investor A Shares                   -6.60%                   2.74%
    Investor B Shares                   -11.89%                  0.91%
    Investor C Shares                   -7.17%                   2.19%

The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                     AVERAGE ANNUAL TOTAL RETURN

                                                           5 YEAR PERIOD ENDED
                                    ONE YEAR              3/31/98 OR INCEPTION
                              PERIOD ENDED 3/31/98           THROUGH 3/31/98

International Equity Fund

  Primary A                        16.06%                       10.68%
  Primary B                        15.09%                        7.93%
  Investor A                       15.77%                       10.41%
  Investor B                       14.93%                        8.77%
  Investor C                       15.05%                        9.69%

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors ("DFA") Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

                             CUMULATIVE TOTAL RETURN

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         CTR = (ERV-P) 100
                      P

Where:        CTR = Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

                P = initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                                              CUMULATIVE TOTAL RETURN
                                                                                               10 Year Period   10 Year Period
                                                                                               Ended 2/28/98    Ended 2/28/98
                                                                                               or Inception     or Inception
                                             FYE             5 Year Period    5 Year Period    through          through
                             FYE 2/28/98     2/28/98         Ended 2/28/98    Ended 2/28/98    2/28/98          2/28/98
                             Without Sales   Including       Without Sales    Including        Without Sales    Including
                             Charges         Sales Charges   Charges          Sales Charges    Charges          Sales Charges
                             -------         -------------   -------          -------------    -------          -------------
International Equity Fund
   Primary A Shares          16.06%          n/a             66.09%           n/a              67.27%           n/a
   Primary B Shares          15.09%          n/a             14.33%           n/a              n/a              n/a
   Investor A Shares         15.77%          n/a             64.07%           n/a              57.84%           n/a
   Investor B Shares         14.93%          9.93%           49.87%           47.87%           n/a              n/a
   Investor C Shares         15.05%          n/a             58.83%           n/a              56.09%           n/a

* Primary A Shares of the Trust do not carry a sales charge.

The Primary Shares and Investor A, B and C Shares of the [[ ] FUND] may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month or a three-month period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

[IN ADDITION, THE PERFORMANCE AND YIELD OF A CLASS OF SHARES IN NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO MAY BE COMPARED TO THE STANDARD & POOR'S 500 STOCK INDEX, AN UNMANAGED INDEX OF A GROUP OF COMMON STOCKS, THE CONSUMER PRICE INDEX, OR THE DOW JONES INDUSTRIAL AVERAGE, A RECOGNIZED UNMANAGED INDEX OF COMMON STOCKS OF 30 INDUSTRIAL COMPANIES LISTED ON THE NEW YORK STOCK EXCHANGE. THE PERFORMANCE AND YIELD OF A CLASS OF SHARES IN THE NATIONS INTERNATIONAL EQUITY FUND MAY BE COMPARED TO THE EUROPE, FAR EAST AND AUSTRALIA INDEX, A RECOGNIZED UNMANAGED INDEX OF INTERNATIONAL STOCKS. ANY GIVEN PERFORMANCE COMPARISON SHOULD NOT BE CONSIDERED REPRESENTATIVE OF A FUND'S PERFORMANCE FOR ANY FUTURE PERIOD.]

                        PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of the Funds may be effected on any Business Day. Purchase orders for a Fund which are received by the Distributor, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to the closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above.

Redemption orders for Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange on any Business Day are priced according to the net asset value next determined after acceptance of the order, less any applicable Contingent Deferred Sales Charge ("CDSC"). In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by Stephens, the Transfer Agent or their respective agents. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents, as the case may be, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable, there is no redemption charge.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of the Trust not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King Jr's Birthday, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

The Trust is required to redeem for cash all full and fractional shares of the Trust. The redemption price is the net asset value per share of each Fund next determined after receipt by the Distributor of the redemption order.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or shareholder(s) to accept such purchase order. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the Exchange, Bank of America, the Distributor, the Administrator, the Co-Administrator, and/or the Custodian are not open for business.

EXCHANGES

By use of the exchange privilege, the shareholder authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the shares being exchanged have a value which is more or less than their adjusted cost basis.

The Trust may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Trust upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

The Prospectuses for each class of each Fund describe the exchange privileges available to holders of such class of shares.

                  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

INVESTOR A SHARES

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Investor A Plan" or the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor A Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

Payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Trust for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of their Customers;
(iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares;
(vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

INVESTOR B SHARES

The Trustees of the Trust have approved a Distribution Plan (the "Investor B Distribution Plan" or the "Distribution Plan") with respect to Investor B Shares of the Funds. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor B Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Investor B Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor B Shares.

The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

The fees payable under the Investor B Distribution Plan are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor B Distribution Plan which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Trust and reimbursed by the Fund pursuant to the Investor B Distribution Plan, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor B Shares. Any such excess expenses may be recovered in future years, so long as the Investor B Distribution Plan is in effect.

Because there is no requirement under the Investor B Distribution Plan that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor B Distribution Plan be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor B Distribution Plan or in connection with contingent deferred sales charges, if for any reason the Investor B Distribution Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

INVESTOR C SHARES

The Trustees of the Trust have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Funds (the "Investor C Plan" or the "Distribution Plan"). Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor C Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Investor C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Fund. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor C Shares, for promotional activities intended to result in the sale of or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

In addition, the Trustees have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the Funds (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing sub-accounting with respect to such Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Investor C Plan and the Investor C Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

PRIMARY B SHARES

As stated in the Prospectus for the Funds' Primary B Shares, the Trust has a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the

Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                INVESTOR A SHARES

                                                                                  NET

                                                   NET                   FEES PAID (SHAREHOLDER           NET
                                       FEES PAID (12B-1 COMPONENT)        SERVICING COMPONENT)            FEES
               FUND                         YEAR ENDED 3/31/99             YEAR ENDED 3/31/99             PAID
               ----                         ------------------             ------------------             ----

International Equity Fund                  [           ]                     [           ]            [           ]
International Value Fund                   [           ]                     [           ]            [           ]
Emerging Markets Fund                      [           ]                     [           ]            [           ]
Marsico Focused Equities Fund              [           ]                     [           ]            [           ]
Marsico Growth & Income Fund               [           ]                     [           ]            [           ]

                    FEES PAID PURSUANT TO DISTRIBUTION PLANS
                                INVESTOR C SHARES

                                                                                          NET

                                                            NET                  FEES PAID (SHAREHOLDER               NET
                                                FEES PAID (12B-1 COMPONENT)       SERVICING COMPONENT)               FEES
                    FUND                            YEAR ENDED 3/31/99             YEAR ENDED 3/31/99                PAID
                    ----                            ------------------             ------------------                ----

International Equity Fund                            [             ]                  [             ]             [             ]
International Value Fund                             [             ]                  [             ]             [             ]
Emerging Markets Fund                                [             ]                  [             ]             [             ]
Marsico Focused Equities Fund                        [             ]                  [             ]             [             ]
Marsico Growth & Income Fund                         [             ]                  [             ]             [             ]


NOTE: All fees paid under the Investor A and Investor C Shares Distribution Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                                INVESTOR B SHARES

                                                                                          NET

                                                            NET                  FEES PAID (SHAREHOLDER               NET
                                                FEES PAID (12B-1 COMPONENT)       SERVICING COMPONENT)               FEES
                    FUND                            YEAR ENDED 3/31/99             YEAR ENDED 3/31/99                PAID

International Equity Fund                            [             ]                  [             ]             [             ]
International Value Fund                             [             ]                  [             ]             [             ]
Emerging Markets Fund                                [             ]                  [             ]             [             ]
Marsico Focused Equities Fund                        [             ]                  [             ]             [             ]
Marsico Growth & Income Fund                         [             ]                  [             ]             [             ]

                  FEES PAID PURSUANT TO THE ADMINISTRATION PLAN

                                PRIMARY B SHARES

                                                             NET ADMIN                                NET ADMIN
                                                             FEES PAID                               FEES WAIVED
                                                             ---------                               -----------

International Equity Fund                                 [             ]                           [             ]
International Value Fund                                  [             ]                           [             ]
Emerging Markets Fund                                     [             ]                           [             ]
Marsico Focused Equities Fund                             [             ]                           [             ]
Marsico Growth & Income Fund                              [             ]                           [             ]

                        DETERMINATION OF NET ASSET VALUE

A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to [THE FUNDS], securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

For purposes of determining the net asset value per share of the Funds that invest in foreign securities or engage in Foreign Currency Transactions, all assets and liabilities of the Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to such shares as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC;
(b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following information supplements and should be read in conjunction with Prospectus section entitled "Tax Information." The Prospectuses of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

GENERAL

The Trust intends to continue to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Trust as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

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

In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 7, 1997.

The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

EXCISE TAX

A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

PRIVATE LETTER RULING

In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

TAXATION OF FUND INVESTMENTS

Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities. However, see "Capital Gains Distributions" below.

Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

FOREIGN TAXES

Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the [ ] FUND expects to qualify for this election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

For tax years beginning after December 31, 1997, an individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

CAPITAL GAINS DISTRIBUTIONS

Distributions which are designated by a Fund as capital gains distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do not exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gains distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

OTHER DISTRIBUTIONS

Although dividends of net investment income will be declared daily based on each Fund's daily earnings, for Federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

DISPOSITION OF FUND SHARES

A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the Shares (or are deemed to receive in the case of an exchange) and the cost of your Shares.

If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a designated capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to losses realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate generally applicable to net capital gains is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

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

FOREIGN SHAREHOLDERS

Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (I.E., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to Federal withholding tax (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld is generally not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net capital gains are generally not subject to tax withholding applicable to foreign shareholders.

NEW REGULATIONS

On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

BACKUP WITHHOLDING

The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust could subject the investor to penalties imposed by the IRS.

OTHER MATTERS

Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                         FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Trust.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Trust will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

Investment decisions for each Fund are made independently from those for the Trust's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

SECTION 28(E) STANDARDS

Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York ("BNY"), 90 Washington Street, New York, New York 10286, serves as custodian ("Custodian") for the securities and cash of each Fund. NationsBank of Texas, N.A. served as Custodian for the securities and cash of each Fund for the fiscal year ended April 30, 1998. As custodian, BNY, maintains custody of the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of the Funds all checks, and receives all dividends and other distributions made on securities owned by the Funds. For such services, BNY, is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds non-money market Funds up to $10 billion and (ii) 1/2 of one basis point on the excess, including all Nations Funds money market Funds

The Bank of New York ("BONY"), located at Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the international Funds.

The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

[FOR THE FISCAL YEAR ENDED MARCH 31, 1999, THE TRUST PAID $[_______] IN AGGREGATE FEES TO NATIONSBANK, N.A. FOR ITS SERVICES AS CUSTODIAN FOR THE SHARES OF EACH FUND.]

First Data, which is located at One Exchange Place, Boston, Massachusetts 02109, serves as transfer agent for the Funds. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services.

                                   DISTRIBUTOR

Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

                              DESCRIPTION OF SHARES

Net investment income for the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds and different classes of each Fund. Each Fund offers Investor A Shares, Investor B Shares, Investor C Shares, Primary A Shares and Primary B Shares. Except for differences between classes of a Fund pertaining to distribution arrangements, each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional Funds or classes of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

Each Fund or class of a Fund will vote separately on matters pertaining solely to such Fund or class. Such matters include matters relating to a Fund's investment advisory agreement or a class' distribution plan. All Funds will vote as a whole on matters affecting all Funds such as the election of Trustees and the appointment of the Trust's independent accountant.

                                 5% SHAREHOLDERS

The following table sets forth certain information concerning each person who, to the Trust's knowledge, is a record owner of 5% or more of the Shares of a class of a Fund. Information is given as of [AUGUST 13, 1998.]

                                              PERCENTAGE OF SHARES
NAME AND ADDRESS                              HELD OF RECORD ONLY
----------------                              -------------------

NATIONS INTERNATIONAL EQUITY FUND

Investor A Shares

Roy R. Martine &                                      11.9072%
Kathleen H. Maritine JTWROS
4009 Tottenham Court
Richmond, VA  23233-1771

BNY Cust                                               7.8436%
Rollover IRA FBO
William D. Patterson
1742 Hilltop
Kingwood, TX  77339

Charles Schwab & Co Inc.                               5.8082%
Special Custody Account
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Investor C Shares

C. A. Porterfield &                                    9.1623%
Rosalee Moxley &
Frank Minton TTEES
Starmount Company
Capital Accumulation Plan
PO Box 10348
Greensboro, NC  27404-0349

C. A. Porterfield &                                    8.9453%
Rosalee Moxley &
Frank Minton TTEES FBO
Starmount Company Employees
Tax Deferree Savings Plan
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo,                                        7.79%
Max W. Dahlgren &
John Dahlgren TTEES FBO
Epic Products International
Corporation 401(k) Plan
2801 Randal Mill Road
Arlington, TX  76005

Summerville Pediatrics PA                              6.9734%
Money Purchase Pension Plan
312 Midland Parkway
Summerville, SC  29485-8114

H. Grayson Mitchell Jr. and                            6.9086%
John Rawls TTEE FBO
Grayson Mitchell Inc. 410K Plan
PO Box 128
Emporia, VA  23847

Deeb Oweis and                                         6.9025%
Mohammad Oweis TTEES FBO
Amtec International Inc.
Profit Sharing Plan
1200 Woodruff Road A-2
Greenville, SC  29607

E. Larry Fonts TTEE FBO                                6.6754%
Central Dallas Association
Profit Sharing Plan
1201 Elm Street, Suite 5310
Dallas, TX  75270

Primary A Shares

NationsBank Of Texas NA                               94.5106
Attn: Adrian Castillo
1401 Elm St 11th Floor
Dallas, TX 75202-2911

Primary B Shares

Stephens Inc.                                             100%
Attn:  Cindy Cole
111 Center Street
Little Rock, AR  72201

NATIONS EMERGING MARKETS FUND

Investor A

Charles Schwab & Co Inc.                              12.0748%
Special Custody Account
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Robert Kadlec                                          5.3546%
380 Rector Place Apt 4H
New York, NY  10280

BNY Cust IRA Rollover FBO                              5.3356%
Steven W. Duff
1965 Broadway
New York, NY  10023

Investor C Shares

Marcus J. Dash                                        37.6123%
4900 Northside Drive
Atlanta, GA  30327

Hi-Tech Communications Inc.                           26.7968%
401(k) Plan
PO Box 1569
League City, TX  77574-1569

Munawar H. Hidayatallah                                13.709%
1000 Louisiana Ste. 5900
Houston, TX  77002-5014

Summerville Pediatrics PA                              7.9296%
Money Purchase Pension Plan
312 Midland Parkway
Summerville, SC  29485-8114

Primary A Shares

NationsBank of Texas NA                               99.9108%
Attn:  Adrian Castillo
1401 Elm Street 11th Floor
Dallas, TX  75202-2911

Primary B Shares

Obie & Co                                             99.9718%
FBO Barron Orendaine P/S
#02096 2689500
Attn:  Mutual Fund Unit (16 HCB 09)
PO Box 200547
Houston, TX  77216-0547

NATIONS MARSICO FOCUSED EQUITIES FUND

Investor A Shares

Charles Schwab & Co. Inc.                             46.5521%
Special Custody Account
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Investor C Shares

Geneviene M. Galliford                                33.7419%
2325 Shore Sands Court #301
Virginia Beach, VA  23451-0000

Dean Witter For the Benefit of the                    13.9732%
Friedman Liv Trust
PO Box 250 Church Street Station
New York, NY  10008-0250

Harvey A. Cook and                                    11.1109%
Kathi W. Cook JTTEN
801 Ond Drive
West Columbia, SC  29170-2521

Gregg Freishtat                                        9.2337%
2078 Runfroe Lake Drive
Dunwoody, GA  30338

Primary A Shares

Charles Schwab & Co. Inc.                              53.992%
Special Custody Account
For Benefit of Customers
Attn:  Mutual Funds

101 Montgomery Street
San Francisco, CA  94104

NationsBank of Texas NA                               22.4672%
Attn:  Adrian Castillo
1401 Elm Street 11th Floor
Dallas, TX  75202-2911

Stephens Inc                                           9.4655%
Attn:  Cindy Cole
111 Center Street
Little Rock, AR  72201

FTC & Co.                                              8.3874%
Data Lynx House Acct 04/13/98
PO Box 173736
Denver, CO  80217-3736

NATIONS MARSICO GROWTH & INCOME FUND

Investor A Shares

Charles Schwab & Co. Inc.                             54.3349%
Special Custody Account
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Edd Price Jr. and                                      6.4849%
Lynn Price JTTEN
5600 Oakbrook Pkwy, Suite 120
Norcross, GA  30093

Investor C Shares

Dean Witter For the Benefit of                        61.2996%
Ramson Inc.
PO Box 250 Church Street Station
New York, NY  10008-0250

Wallace J. Davis and                                   9.0757%
Connie S. Davis JTTEN
1418 E Sevier Avenue
Kingsport, TN  37664

Dean Witter For the Benefit of                         5.0006%
Berhard Von Ruecker
PO Box 250 Church Street Station
New York, NY  10008-0250

Primary A Shares

Charles Schwab & Co. Inc.                             65.6716%
Special Custody Account
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Stephens Inc.                                         19.5815%
Attn:  Cindy Cole
111 Center Street
Little Rock, AR  72201

NATIONS INTERNATIONAL VALUE FUND

Investor B Shares

NFSC FEBO #W23-000582                                 14.8437%
Elizabeth A. Ezenna
915 Peachwood Bend
Houston, TX  77077

Nicholas E. Lansing &                                  7.5732%
Carla S. Lansing JTTEN
RR 1 Box 212
Ursa, IL  62376-9801

Mary Anna Montalbano                                   7.3955%
Separate Property
6043 Crab Orchard
Houston, TX  77057

Investor C Shares

BNY Cust IRA Rollover FBO                             99.9393%
Arved E. White
14810 Forest Lodge Circle
Houston, TX  77070

Primary A Shares

BBTC NA                                               42.7604
Retirmt PL & TR Of BBI &
Affiliates
U/A/D 9/19/79
Attn:  Income Collections
PO Box 40200
Jacksonville, FL  32203-0200

NationsBank of Texas NA                                9.7719%
Attn:  Adrian Castillo

1401 Elm Street 11th Floor
Dallas, TX  75202-2911

Primary B Shares

Stephens Inc.                                             100%
Attn:  Cindy Cole
111 Center Street
Little Rock, AR  72201

As of [__________], Bank of America Corporation and its affiliates owned of record more than 25% of the outstanding shares of the companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of such companies under the 1940 Act.]

                   REPORTS, EXPERTS, AND FINANCIAL INFORMATION

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record. The annual financial statements will be audited by the Trust's independent accountant. The Board of Trustees has selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, 02110 as the Trust's independent accountant to audit the Trust's books and review the Trust's tax returns for the Funds' fiscal year ended March 31, 1999. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to Nations International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998, and for the fiscal year ended November 30, 1997.

The Annual Report for the fiscal year ended April 30, 1998, is hereby incorporated by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to Nations International Value Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B
                        ADDITIONAL INFORMATION CONCERNING

                                OPTIONS & FUTURES

         As stated in the Prospectus, each Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.   Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, E.G., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.  Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

              Portfolio                          Futures

                                        -Day Hedge is Placed

Anticipate Buying $62,500                        Buying 1 Index Futures at 125
     Equity Portfolio                            Value of Futures = $62,500/
                                                 Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with                        Sell 1 Index Futures at 130
     Actual Cost = $65,000                       Value of Futures = $65,000/
     Increase in Purchase                                 Contract

Price = $2,500                                   Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

              Portfolio                          Futures

                                        -Day Hedge is Placed

Anticipate Selling $1,000,000                    Sell 16 Index Futures at 125
     Equity Portfolio                            Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                             Buy 16 Index Futures at 120
     Stock with Value = $960,000                 Value of Futures = $960,000
     Loss in Portfolio                           Gain on Futures = $40,000
       Value = $40 000

      IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

              Portfolio                          Futures

                                        -Day Hedge is Placed

Anticipate Buying $62,500                        Buying 1 Index Futures at 125
     Equity Portfolio                            Value of Futures = $62,500/
                                                 Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with                        Sell 1 Index Futures at 120
     Actual Cost = $60,000                       Value of Futures = $60,000/
     Decrease in Purchase                        Contract Loss on Futures =
        Price = $2,500                               $2,500 Contract

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

              Portfolio                          Futures

                                        -Day Hedge is Placed

Anticipate Selling $1,000,000                    Sell 16 Index Futures at 125
     Equity Portfolio                            Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 130
     Stock with Value = $1,040,000      Value of Futures = $1,040,000
     Gain in Portfolio = $40,000        Loss of Futures = $40,000
       Value = $40 000

III. Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      ACCOUNTING TREATMENT.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   SCHEDULE C
                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association ("FNMA") is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRMs, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

     Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                         NATIONS INSTITUTIONAL RESERVES
                          FILE NOS. 33-33144; 811-6030

                                     PART C

                                OTHER INFORMATION

Item 24.     FINANCIAL STATEMENTS AND EXHIBITS:

      (a)    Financial Statements

      Included in Part A:

              Per Share Income and Capital Changes

      Included in Part B:

              Audited Financial Statements, including:

                  Portfolio of Investments for April 30, 1998
                  Statements of Assets and Liabilities for April 30, 1998 Statements of Operations for the year ended April 30, 1998 Statements of Changes in Net Assets for the years ended April 30, 1998 and April 30, 1997
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Accountants, dated June 18, 1998

      Included in Part C:

      (b)    Additional Exhibits

            (1)(a) Declaration of Trust, dated January 22, 1990, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (1)(b) Classification of shares, dated February 5, 1998, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (2) By-Laws, dated January 22, 1990, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (3)      Not Applicable

            (4)      Not Applicable

            (5)(a) Investment Advisory Agreement with Nationsbanc Advisors, Inc. incorporated by reference to Post-Effective Amendment No. 17

            (5)(b) Sub-Advisory Agreement with TradeStreet Investment Associates, Inc. is incorporated by Reference to Post-Effective Amendment No. 17

            (6) Distribution Agreement with Stephens, Inc., dated May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (7)      Not Applicable

            (8) Mutual Fund Custody and Sub-Custody Agreement with NationsBank of Texas, N.A. as Custodian and The Bank of New York as Sub-Custodian is incorporated by Reference to Post-Effective Amendment No. 20

            (9)(a) Administration Agreement with Stephens Inc., dated May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (9)(b) Co-Administration Agreement with The Boston Company Advisors, Inc., dated May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (9)(c) Transfer Agency Agreement with First Data, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (10)     Opinion and Consent of Counsel to be filed by amendment.

            (11) Consent of Independent Accountants - PricewaterhouseCoopers LLP, to be filed by amendment.

            (12)     Not Applicable

            (13)     Not Applicable

            (14)     Not Applicable

            (15)(a) Distribution Plan for Liquidity Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(b) Shareholder Servicing Plan for Adviser Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(c) Form of Shareholder Servicing Agreement for Adviser Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(d) Shareholder Servicing Plan for Market Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(e) Form of Shareholder Servicing Agreement for Market Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(f) Distribution Plan for Market Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(g) Form of Brokerage Agreement Incorporated, dated November 18, 1994, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(h) Shareholder Servicing Plan for Liquidity Class Shares, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (15)(h) Shareholder Servicing Plan for Marsico Shares, is incorporated by reference to Post-Effective Amendment No. 25 filed on April 9, 1999.

            (15)(i) Administration Plan for Marsico Shares, is incorporated by reference to Post-Effective Amendment No. 25 filed on April 9, 1999.

            (16) Performance Quotation Computation is incorporated by reference to Post-Effective Amendment No. 6.

            (17)     Not Applicable

            (18) Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated April 12, 1995, is incorporated by reference to Post-Effective Amendment No. 22 filed on August 27, 1998.

            (19) Powers of Attorney for Thomas S. Word, Jr., James Ermer, William H. Grigg, Charles B. Walker, A. Max Walker, Edmund
                     L. Benson, Thomas F. Keller and Richard H. Rose, are incorporated by reference to Post-Effective Amendment No. 10 filed on June 30, 1994.

Item 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

               Registrant is controlled by its Board of Trustees.

Item 27.      INDEMNIFICATION

         Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Indemnification of Registrant's administrators, principal underwriter, custodian and transfer agent is provided for, respectively, in the:

         1.  Administration Agreement with Stephens Inc.;

         2. Co-Administration Agreement with First Data Investors Services Group, Inc.;

         3.  Distribution Agreement with Stephens Inc.;

         4.  Custody Agreement with The Bank of New York; and

         5. Transfer Agency Agreement with First Data Investor Services Group, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

         (a) To the knowledge of Registrant, none of the directors or officers of NationsBanc Advisors, Inc. ("NBAI"), the adviser to the Registrant's portfolios, or TradeStreet Investment Associates, Inc. ("TradeStreet") the sub-investment adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI or TradeStreet, respectively, or other subsidiaries of NationsBank Corporation.

         (b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

         (c) TradeStreet performs sub-investment advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Form filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).

Item 29.      Principal Underwriters:

         (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Nations Fund Trust, Nations Annuity Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc. closed-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

         (c)  Not applicable.

Item 30.      Location of Accounts and Records:

         (1) NationsBanc Advisors, Inc., One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Investment Adviser).

         (2) TradeStreet Investment Associates, Inc., One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Sub-Investment Adviser).

         (3) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Distributor).

         (4) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Administrator).

         (5) First Data Investor Services Group, Inc., One Exchange Place, 53 State Street, Boston, Massachusetts 02109 (records relating to its functions as Co-Administrator).

         (6) First Data Investor Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109 (records relating to its function as Transfer Agent).

         (8) The Bank of New York, 90 Washington Street, New York, New York 10286 (records relating to its function as Custodian).

Item 31.      Management Services

              None

Item 32.      Undertakings

         (a) To call a meeting of Shareholders for the purpose of voting upon the question of the removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with each meeting to comply with the provision of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

         (b) To furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

NOTICE

         A copy of the Agreement and Declaration of Trust for The Capitol Mutual Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 3rd day of June, 1999.

                                        NATIONS INSTITUTIONAL RESERVES

                                        By:        *
                                           --------------------------
                                              A. Max Walker
                                              President and Chairman
                                              of the Board of Trustees

                                        By:  /s/ Richard H. Blank, Jr.
                                             -------------------------
                                              Richard H. Blank, Jr.
                                                        *Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                     TITLE                           DATE
          ----------                     -----                           ----

             *                  President and Chairman            June 3, 1999
-----------------------------   of the Board of Trustees
(A. Max Walker)                 (Principal Executive Officer)

/s/ Richard H. Blank, Jr.       Treasurer and Secretary           June 3, 1999
-----------------------------   (Principal Financial and
(Richard H. Blank, Jr.)           Accounting Officer)


             *                          Trustee                   June 3, 1999
-----------------------------
(Edmund L. Benson, III)

             *                          Trustee                   June 3, 1999
-----------------------------
(James Ermer)

             *                          Trustee                   June 3, 1999
-----------------------------
(William H. Grigg)

             *                          Trustee                   June 3, 1999
-----------------------------
(Thomas F. Keller)

             *                          Trustee                   June 3, 1999
-----------------------------
(Carl E. Mundy, Jr.)

             *                          Trustee                   June 3, 1999
-----------------------------
(Charles B. Walker)

             *                          Trustee                   June 3, 1999
-----------------------------
(Thomas S. Word)

             *                          Trustee                   June 3, 1999
-----------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
 -------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                        [MORRISON & FOERSTER LETTERHEAD]


                                  June 4, 1999

                                                     Writer's Direct Dial Number
                                                     202-887-8773

VIA EDGAR
---------
Mr. Keith A. Gregory
Securities and Exchange Commission
450 Fifth Street, N.W.
Room 5508
Washington, D.C.  20549-0505

         Re: Nations Institutional Reserves' Post-Effective Amendment No. 27 Registration Nos. 33-33144; 811-8982
               ------------------------------------

Dear Keith:

         In connection with the registration of Nations Institutional Reserves (the "Trust") under the Investment Company Act of 1940 (the "1940 Act") and the issuance of an indefinite number of its securities under the Securities Act of 1933 (the "1933 Act"), we are transmitting for filing on EDGAR, pursuant to Rule 485(a) of the 1933 Act, the Trust's Post-Effective Amendment No. 27 under the 1933 Act and Amendment No. 28 under the 1940 Act to the Trust's Registration Statement on Form N-1A.

         The Trust is filing this Post-Effective Amendment in order to register five new shell funds, which are substantially identical to their corresponding funds in Nations Fund, Inc., Nations Fund Trust, and Nations Fund Portfolios, Inc.

         Thank you for your attention to this matter. If you have any questions or comments, please do not hesitate to contact me at the above number.

                                Very truly yours,

                              /s/ Steven G. Cravath

                                Steven G. Cravath

Enclosures
cc:   Francis E. Dalton
      Richard H. Blank, Jr.
      Edward Bedard
      Arthur Fritz
      Kelly J. Simeonides
      Robert B. Carroll
      Brian F. McNally
      Robert M. Kurucza
      Marco E. Adelfio